AMENDED AND RESTATED

                               INDENTURE OF TRUST



                                      from



                        COLLEGE LOAN CORPORATION TRUST I



                                       and



                      DEUTSCHE BANK TRUST COMPANY AMERICAS,
                           as Eligible Lender Trustee



                                       to



                      DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                   as Trustee













                           Dated as of ______ __, 2003






                        COLLEGE LOAN CORPORATION TRUST I

     Reconciliation and tie between Trust Indenture Act of 1939, as amended (the "Trust Indenture Act" or "TIA") and this Amended and Restated Indenture of Trust, dated as of _________ __, 2003.

        TRUST INDENTURE ACT SECTION              INDENTURE SECTION

         Section 310(a)(1)                           7.13
         Section 310(a)(3)                           7.12
         Section 310(b)                              7.13
         Section 313(c)                              5.18, 8.04
         Section 314(c)                              4.13
         Section 314(d)(1)                           4.13
         Section 3.18                                7.13


____________________
NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

     Attention should also be directed to Section 318(c) of the Trust Indenture Act, which provides that the provisions of Sections 310 to and including 317 of the Trust Indenture Act are a part of and govern every qualified indenture, whether or not physically contained therein.




                                Table of Contents

                                                                          Page

                                    ARTICLE I

                       DEFINITIONS AND GENERAL PROVISIONS

Section 1.01.   Definitions...................................................3
Section 1.02.   Definitions of General Terms.................................23
Section 1.03.   Computations.................................................23
Section 1.04.   Compliance Certificates and Opinions, Etc....................23
Section 1.05.   Evidence of Action by the Issuer.............................25
Section 1.06.   Exclusion of Notes Held by or For the Issuer or Affiliates...25
Section 1.07.   Exhibits.....................................................25

                                      ARTICLE II

                            THE NOTES AND OTHER OBLIGATIONS

Section 2.01.   General Title................................................25
Section 2.02.   General Limitations; Issuable in Series; Purposes
                and Conditions for Issuance; Payment of Principal
                and Interest.................................................25
Section 2.03.   Terms of Particular Series...................................27
Section 2.04.   Form and Denominations.......................................27
Section 2.05.   Execution, Authentication and Delivery.......................28
Section 2.06.   Temporary Notes..............................................28
Section 2.07.   Registration, Transfer and Exchange..........................29
Section 2.08.   Mutilated, Destroyed, Lost and Stolen Notes..................32
Section 2.09.   Interest Rights Preserved; Dating of Notes...................33
Section 2.10.   Persons Deemed Holders.......................................33
Section 2.11.   Cancellation.................................................34
Section 2.12.   Credit Enhancement Facilities and Swap Agreements............34

                                   ARTICLE III

                               PREPAYMENT OF NOTES

Section 3.01.   Right of Prepayment..........................................34
Section 3.02.   Election To Prepay or Purchase; Notice to Trustee;
                Senior Asset Requirement and Subordinate Asset Requirement...35
Section 3.03.   Selection by Trustee of Notes To Be Prepaid..................36
Section 3.04.   Notice of Prepayment.........................................36
Section 3.05.   Notes Payable on Prepayment Date and Sinking
                Fund Payment Date............................................37
Section 3.06.   Notes Prepaid in Part........................................37
Section 3.07.   Purchase of Notes............................................37

                                   ARTICLE IV

     CREATION OF FUNDS AND ACCOUNTS; CREDITS THERETO AND PAYMENTS THEREFROM

Section 4.01.   Creation of Funds and Accounts...............................38
Section 4.02.   Acquisition Fund.............................................39
Section 4.03.   Administration Fund..........................................42
Section 4.04.   Reserve Fund.................................................43
Section 4.05.   Collection Fund..............................................44
Section 4.06.   Debt Service Fund............................................46
Section 4.07.   Surplus Fund.................................................50
Section 4.08.   Termination..................................................51
Section 4.09.   Pledge.......................................................51
Section 4.10.   Investments..................................................52
Section 4.11.   Transfer of Investment Securities............................55
Section 4.12.   Transfer of Money Following Revolving Period.................55
Section 4.13.   Release......................................................56

                                    ARTICLE V

            COVENANTS TO SECURE NOTES, REPRESENTATIONS AND WARRANTIES

Section 5.01.   Eligible Lender Trustee to Hold Financed Student Loans.......56
Section 5.02.   Enforcement and Amendment of Guarantee Agreements............56
Section 5.03.   Acquisition, Collection and Assignment of Student Loans......57
Section 5.04.   Enforcement of Financed Student Loans........................57
Section 5.05.   Administration and Collection of Financed Student Loans......57
Section 5.06.   Punctual Payments............................................58
Section 5.07.   Further Assurances...........................................58
Section 5.08.   Protection of Security; Power to Issue Notes and
                Pledge Revenues and Other Funds..............................59
Section 5.09.   No Encumbrances..............................................59
Section 5.10.   Continuing Existence; Merger and Consolidation...............60
Section 5.11.   Amendment of Remarketing Agreements and Tender
                Agent Agreements.............................................60
Section 5.12.   Tax Treatment................................................61
Section 5.13.   Representations and Warranties of the Issuer.................61
Section 5.14.   Use of Trustee Eligible Lender Number........................62
Section 5.15.   Additional Covenants.........................................62
Section 5.16.   Covenant Regarding Financed Student Loans....................63
Section 5.17.   Confirmation as to Trust Fund................................64
Section 5.18.   Reports by Issuer............................................65
Section 5.19.   Statement as to Compliance...................................65
Section 5.20.   Opinions as to Trust Estate..................................65
Section 5.21.   Representations of the Issuer Regarding the
                Trustee's Security Interest..................................66
Section 5.22.   Covenants of the Issuer Regarding the Trustee's
                Security Interest............................................67

                                   ARTICLE VI

                              DEFAULTS AND REMEDIES

Section 6.01.   Events of Default............................................67
Section 6.02.   Acceleration.................................................69
Section 6.03.   Other Remedies; Rights of Beneficiaries......................71
Section 6.04.   Direction of Proceedings by Acting Beneficiaries
                Upon Default.................................................72
Section 6.05.   Waiver of Stay or Extension Laws.............................72
Section 6.06.   Application of Moneys........................................72
Section 6.07.   Remedies Vested in Trustee...................................78
Section 6.08.   Limitation on Suits by Beneficiaries.........................78
Section 6.09.   Unconditional Right of Noteholders To Enforce Payment........78
Section 6.10.   Trustee May File Proofs of Claims............................78
Section 6.11.   Undertaking for Costs........................................79
Section 6.12.   Termination of Proceedings...................................80
Section 6.13.   Waiver of Defaults and Events of Default.....................80
Section 6.14.   Inspection of Books and Records..............................80

                                   ARTICLE VII

                                   FIDUCIARIES

Section 7.01.   Acceptance of the Trustee....................................81
Section 7.02.   Fees, Charges and Expenses of the Trustee,
                Paying Agents, Note Registrar, Authenticating Agents, Remarketing Agents, Tender Agents, Auction Agents,
                Market Agents and Broker-Dealers.............................83
Section 7.03.   Notice to Beneficiaries if Default Occurs....................84
Section 7.04.   Intervention by Trustee......................................84
Section 7.05.   Successor Trustee, Paying Agents, Authenticating Agents, and
                Tender Agents................................................84
Section 7.06.   Resignation by Trustee, Paying Agents, Authenticating
                Agents, and Tender Agents....................................85
Section 7.07.   Removal of Trustee...........................................85
Section 7.08.   Appointment of Successor Trustee.............................85
Section 7.09.   Concerning any Successor Trustee.............................86
Section 7.10.   Trustee Protected in Relying Upon Resolutions, Etc...........86
Section 7.11.   Successor Trustee as Custodian of Funds......................86
Section 7.12.   Co-Trustee...................................................86
Section 7.13.   Corporate Trustee Required; Eligibility;
                Conflicting Interests........................................88
Section 7.14.   Statement by Trustee of Funds and Accounts and
                Other Matters................................................88
Section 7.15.   Trustee, Authenticating Agent, Note Registrar,
                Paying Agents, Remarketing Agents, Tender Agents,
                Auction Agents, Market Agents and Broker-Dealers May
                Buy, Hold, Sell or Deal in Notes.............................89
Section 7.16.   Authenticating Agent and Paying Agents; Paying
                Agents To Hold Moneys in Trust...............................89
Section 7.17.   Removal of Authenticating Agent and Paying Agents;
                Successors.............................90
Section 7.18.   Appointment and Qualifications of Tender Agents..............90
Section 7.19.   Remarketing Agents...........................................92
Section 7.20.   Qualifications of Remarketing Agents.........................92
Section 7.21.   Indemnification of the Trustee...............................93

                                  ARTICLE VIII

                             SUPPLEMENTAL INDENTURES

Section 8.01.   Supplemental Indentures Not Requiring Consent
                of Beneficiaries.............................................93
Section 8.02.   Supplemental Indentures Requiring Consent of Beneficiaries...94
Section 8.03.   Rights of Trustee............................................96
Section 8.04.   Notice of Defaults...........................................96
Section 8.05.   Conformity With the Trust Indenture Act......................96
Section 8.06.   Consent of Tender Agents.....................................96
Section 8.07.   Consent of Remarketing Agents................................96
Section 8.08.   Consent of Auction Agents....................................96
Section 8.09.   Consent of Broker-Dealers....................................96
Section 8.10.   Consent of Market Agents.....................................97

                                   ARTICLE IX

              DEFEASANCE; MONEYS HELD FOR PAYMENT OF DEFEASED NOTES

Section 9.01.   Discharge of Liens and Pledges; Notes No Longer
                Outstanding and Deemed To Be Paid Hereunder..................97
Section 9.02.   Notes Not Presented for Payment When Due; Moneys Held
                for the Notes after Due Date of Notes........................99

                                    ARTICLE X

                                  MISCELLANEOUS

Section 10.01.  Consent, Etc., of Noteholders................................100
Section 10.02.  Limitation of Rights.........................................100
Section 10.03.  Severability.................................................100
Section 10.04.  Notices......................................................100
Section 10.05.  Counterparts.................................................102
Section 10.06.  Indenture Constitutes a Security Agreement...................102
Section 10.07.  Payments Due on Non-Business Days............................102
Section 10.08.  Notices to Rating Agencies...................................102
Section 10.09.  Governing Law................................................103
Section 10.10.  Rights of Other Beneficiaries................................103
Section 10.11.  Subcontracting by Issuer.....................................103
Section 10.12.  Role of Eligible Lender Trustee..............................103
Section 10.13.  Limitation of Liability......................................103

                                   ARTICLE XI

                             REPORTING REQUIREMENTS

Section 11.01.  Annual Statement as to Compliance............................104
Section 11.02.  Annual Independent Public Accountants' Servicing Report......104
Section 11.03.  Issuer Administrator's Certificate...........................104
Section 11.04.  Statements to Noteholders....................................104

EXHIBITA - ELIGIBLE LOAN ACQUISITION CERTIFICATE
EXHIBIT B - ACQUISITION ACCOUNT DEPOSIT CERTIFICATE
EXHIBIT C - ORIGINATION LOAN CERTIFICATE
EXHIBIT D - ORIGINATION LOAN CERTIFICATE


     THIS AMENDED AND RESTATED INDENTURE OF TRUST, dated as of ______ __, 2003, among COLLEGE LOAN CORPORATION TRUST I, a Delaware statutory trust (herein called the "Issuer"), DEUTSCHE BANK TRUST COMPANY AMERICAS, as trustee pursuant to an Eligible Lender Trust Agreement (as hereinafter defined) with the Issuer dated the date hereof (herein called the "Eligible Lender Trustee"), and DEUTSCHE BANK TRUST COMPANY AMERICAS, a banking corporation duly established, existing and authorized to accept and execute trusts of the character herein set out under and by virtue of the laws of the State of New York, as trustee (herein called the "Trustee");

                             RECITALS OF THE ISSUER

     WHEREAS, the Issuer and the Trustee entered into an Indenture of Trust dated as of March 1, 2002 (as previously amended the "Initial Indenture") in connection with the issuance by the Issuer of Student Loan Asset-Backed Notes; and

     WHEREAS, Section 8.01 of the Initial Indenture permits the Initial Indenture to be amended from time to time by the parties thereto in accordance with the terms of Section 8.01; and

     WHEREAS, the parties hereto wish to amend and restate the Initial Indenture in its entirety to read as set forth herein, and all conditions required by
Section 8.01 of the Initial Indenture have been satisfied; and

     WHEREAS, this Indenture is subject to the provisions of the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act" or "TIA"), that are deemed to be incorporated into this Indenture and shall, to the extent applicable, be governed by such provisions; and

     WHEREAS, the Initial Indenture is hereby amended and restated in its entirety to read as follows;

     NOW, THEREFORE, THIS INDENTURE WITNESSETH:

     The Issuer and the Eligible Lender Trustee, in consideration of the premises and the acceptance by the Trustee of the trusts hereby created and of the purchase and acceptance of the Notes by the Holders thereof, the execution and delivery of any Swap Agreement (as hereinafter defined) by any Swap Counterparty (as hereinafter defined), the execution and delivery of any Credit Enhancement Facility (as hereinafter defined) by any Credit Facility Provider (as hereinafter defined), and the acknowledgment thereof by the Trustee, in order to secure the payment of the principal of, premium, if any, and interest on and any Carry-Over Amounts (and accrued interest thereon) with respect to the Notes according to their tenor and effect and the performance and observance by the Issuer of all the covenants expressed or implied herein and in the Notes and in any such Swap Agreement or Credit Enhancement Facility, do hereby grant to the Trustee, and to its successors in trust, and to them and their assigns, forever, a security interest in the following:

                              GRANTING CLAUSE FIRST

     All rights, title, interest and privileges of the Issuer and/or the Eligible Lender Trustee (a) with respect to Financed Student Loans, in, to and under any Servicing Agreement, the Eligible Lender Trust Agreement, the Guarantee Agreements and any purchase and sale agreements pursuant to which the Issuer acquires Financed Student Loans; (b) in, to and under all Financed Student Loans (including the evidences of indebtedness thereof and related documentation), the proceeds of the sale of the Notes (until expended for the purpose for which the Notes were issued) and the revenues, moneys, evidences of indebtedness and securities (including any earnings thereon) in and payable into the Acquisition Fund, Debt Service Fund, Collection Fund, Reserve Fund, Administration Fund and Surplus Fund, in the manner and subject to the prior applications provided in Article IV hereof; and (c) in, to and under any Credit Enhancement Facility, any Swap Agreement, any Swap Counterparty Guaranty, any Tender Agent Agreement, any Remarketing Agreement, any Auction Agent Agreement, any Market Agent Agreement and any Broker-Dealer Agreement, all as hereinbefore and hereinafter defined, including any contract or any evidence of indebtedness or other rights of the Issuer to receive any of the same whether now existing or hereafter coming into existence, and whether now or hereafter acquired;

                             GRANTING CLAUSE SECOND

     All proceeds from any property described in these Granting Clauses and any and all other property of every name and nature from time to time hereafter by delivery or by writing of any kind conveyed, pledged, assigned or transferred, as and for additional security hereunder by the Issuer or by anyone in its behalf or with its written consent to the Trustee, which is hereby authorized to receive any and all such property at any and all times and to hold and apply the same subject to the terms hereof;

     To Have and to Hold all the same with all privileges and appurtenances hereby conveyed and assigned, or agreed or intended so to be, to the Trustee and its successors in said trust and to them and their assigns forever;

     In Trust Nevertheless, upon the terms and trust herein set forth (a) for the equal and proportionate benefit, security and protection of all present and future Senior Beneficiaries (as hereinafter defined), without privilege, priority or distinction as to lien or otherwise of any of the Senior Beneficiaries over any of the others; (b) for the equal and proportionate benefit, security and protection of all present and future Subordinate Beneficiaries (as hereinafter defined), without privilege, priority or distinction as to the lien or otherwise of any of the Subordinate Beneficiaries over any of the others, but on a basis subordinate to the Senior Beneficiaries on the terms described herein; and (c) for the equal and proportionate benefit, security and protection of all present and future Junior Subordinate Beneficiaries (as hereinafter defined), without privilege, priority or distinction as to the lien or otherwise of any of the Junior Subordinate Beneficiaries over any of the others, but on a basis subordinate to the Senior Beneficiaries and the Subordinate Beneficiaries on the terms described herein;

     Provided, however, that if the Issuer, its successors or assigns, shall well and truly pay, or cause to be paid, the principal of and premium, if any, on the Notes and the interest and any Carry-Over Amounts (and accrued interest thereon) with respect thereto due and to become due thereon, or provide fully for payment thereof as herein provided, at the times and in the manner mentioned in the Notes, according to the true intent and meaning thereof, and shall make the payments into the Trust Funds as required under Article IV hereof, or shall provide, as permitted hereby, for the payment thereof by depositing with the Trustee sums sufficient for payment of the entire amount due and to become due thereon as herein provided, and shall well and truly keep, perform and observe all the covenants and conditions pursuant to the terms of this Indenture to be kept, performed and observed by it, and shall pay to the Trustee, any Swap Counterparty and any Credit Facility Provider all sums of money due or to become due to them in accordance with the terms and provisions hereof, then (except as otherwise provided in a Supplemental Indenture) this Indenture and the rights hereby granted shall cease, terminate and be void; otherwise, this Indenture shall be and remain in full force and effect.

     NOW, THEREFORE, it is mutually covenanted and agreed for the benefit of all Holders of the Notes and for the benefit of any Swap Counterparty and any Credit Facility Provider, as follows:

                                   ARTICLE I

                       DEFINITIONS AND GENERAL PROVISIONS

     SECTION 1.01. DEFINITIONS. In this Indenture the following terms have the following respective meanings unless the context hereof clearly requires otherwise:

     "ACCOUNT" means any of the segregated non-interest bearing accounts created within the Funds established by this Indenture; provided, however, such Accounts may be invested in Investment Securities in accordance with this Indenture, which investments may produce earnings or income.

     "ACCOUNTANT" means Weiss, Redington & Company, any other registered or certified public accountant or firm of such accountants selected and paid by the Issuer, who is Independent and not under the domination of the Issuer, but who may be regularly retained to make annual or similar audits of the books or records of the Issuer.

     "ACQUISITION ACCOUNT AGREEMENT" means a Custodial Account Agreement among the Issuer, the Trustee, the Sponsor and a Servicer, each as amended and supplemented.

     "ACQUISITION ACCOUNT DEPOSIT CERTIFICATE" means a certificate signed by an Authorized Officer of the Issuer and substantially in the form attached as Exhibit B hereto.

     "ACQUISITION FUND" means the Acquisition Fund created and established by
Section 4.01 hereof.

     "ACQUISITION PERIOD" with respect to any series of Notes shall have the meaning set forth in the related Supplemental Indenture.

     "ACTING BENEFICIARIES UPON DEFAULT" means:

     (a) at any time that any Senior Obligations are Outstanding: (i) with respect to directing the Trustee to accelerate the Outstanding Notes pursuant to
Section 6.02 hereof (A) upon an Event of Default described in clauses (a) through (d) of Section 6.01, the Holders of a majority in aggregate Principal Amount of Senior Notes Outstanding; and (B) upon any other Event of Default described in Section 6.01, the Holders of a majority in aggregate Principal Amount of all Notes Outstanding; (ii) with respect to requesting the Trustee to exercise rights and powers under the Indenture, directing the conduct of proceedings in connection with the enforcement of the Indenture and requiring the Trustee to waive Events of Default (other than pursuant to (i) above): the Holders of a majority in aggregate Principal Amount of the Senior Notes Outstanding (and, to the extent provided in a Supplemental Indenture satisfactory to the Rating Agencies, the Holders of Other Senior Obligations as shall be set forth in such Supplemental Indenture); and (iii) with respect to all other matters under the Indenture, the Holders of a majority in aggregate Principal Amount of Senior Notes Outstanding (and, to the extent provided in a Supplemental Indenture satisfactory to the Rating Agencies, the Holders of Other Senior Obligations as shall be set forth in such Supplemental Indenture);

     (b) at any time that no Senior Obligations are Outstanding but Subordinate Obligations are Outstanding: (i) with respect to directing the Trustee to accelerate the Outstanding Notes pursuant to Section 6.02 hereof (A) upon an Event of Default described in clauses (e) through (h) of Section 6.01 hereof, the Holders of a majority in aggregate Principal Amount of Subordinate Notes Outstanding; and (B) upon any other Event of Default described in Section 6.01, the Holders of a majority in aggregate Principal Amount of all Notes Outstanding; (ii) with respect to requesting the Trustee to exercise rights and powers under the Indenture, directing the conduct of proceedings in connection with the enforcement of the Indenture and requiring the Trustee to waive Events of Default (other than pursuant to (i) above: (A) the Holders of a majority in aggregate Principal Amount of the Subordinate Notes Outstanding (and, to the extent provided in a Supplemental Indenture satisfactory to the Rating Agencies, the Holders of Other Senior Obligations (as shall be set forth in such Supplemental Indenture); and (iii) with respect to all other matters under the Indenture, the Holders of a majority in aggregate Principal Amount of Subordinate Notes Outstanding; and

     (c) at any time that no Senior Obligations and no Subordinate Obligations are Outstanding but any Junior Subordinate Notes are Outstanding, the Holders of a majority in aggregate Principal Amount of Junior Subordinate Obligations Outstanding.

     "ADD-ON LOAN" means, (i) with respect to any Consolidation Loan owned by the Issuer, an amount equal to the increased balance of such Consolidation Loan arising out of amounts required to be paid to a Lender at the request of the related borrower within 180 days of the date such Consolidation Loan was originated and (ii) with respect to any other FFELP Loan owned by the Issuer for which only the initial disbursement has been made, an amount equal to the increased balance of such FFELP Loan arising out of any subsequent disbursement.

     "ADMINISTRATION AGREEMENT" means the Administration Agreement dated as of March 1, 2002, among the Issuer Administrator, the Issuer, the Trustee, the Eligible Lender Trustee and the Delaware Trustee as such agreement may be amended or supplemented from time to time.

     "ADMINISTRATION FEE" means, with respect to each series of Notes, a monthly fee in an amount set forth in the Supplemental Indenture authorizing such series of Notes, which shall be released to the Issuer Administrator each month to cover expenses (other than Servicing Fees and Note Fees) incurred in connection with carrying out and administering its powers, duties and functions under this Indenture and any related agreements.

     "ADMINISTRATION FUND" means the Administration Fund created and established by Section 4.01 hereof.

     "AGGREGATE VALUE" means on any calculation date the sum of the Values of all assets of the Trust Estate.

     "ASSET RELEASE REQUIREMENT" means, at any time, any requirement set forth as such in a Supplemental Indenture.

     "AUCTION AGENT" means, with respect to any series of Notes, any bank, national banking association or trust company designated as such with respect to such Notes pursuant to the provisions of a Supplemental Indenture, and its successor or successors, and any bank, national banking association or trust company at any time substituted in its place pursuant to such Supplemental Indenture.

     "AUCTION AGENT AGREEMENT" means, with respect to any series of Notes, an agreement among an Auction Agent and the Trustee setting forth the rights and obligations of the Auction Agent acting in such capacity with respect to such Notes under this Indenture and the related Supplemental Indenture, including any supplement thereto or amendment thereof entered into in accordance with the provisions thereof.

     "AUTHENTICATING AGENT" when used with respect to a series of Notes, means a bank or trust company (which may be the Trustee) appointed for the purpose of receiving, authenticating and delivering Notes of that series in connection with transfers, exchanges and registrations as in this Indenture provided, and its successor or successors and any other bank or trust company which may at any time be substituted in its place as Authenticating Agent pursuant to this Indenture.

     "AUTHORIZED OFFICER" when used with reference to the Issuer, means those individuals authorized to act for the Issuer Administrator, as set forth in a list of Authorized Officers delivered by the Issuer Administrator to the Trustee and the Delaware Trustee, as such list may be amended from time to time by the Issuer Administrator.

     "BALANCE" when used with reference to any Account or Fund, means the aggregate sum of all assets standing to the credit of such Account or Fund, including, without limitation, Investment Securities computed at the Value thereof; Financed Student Loans computed at the Value thereof; and lawful money of the United States; provided, however, that (a) the Balance of the Interest Account shall not include amounts standing to the credit thereof which are being held therein for (i) the payment of past due and unpaid interest on Notes; or
(ii) the payment of interest on Notes that are deemed no longer Outstanding as a result of the defeasance thereof pursuant to subparagraph (b) of the first paragraph of Section 9.01 hereof; and (b) the Balances of the Principal Account and the Retirement Account shall not include amounts standing to the credit thereof which are being held therein for the payment of principal of or premium, if any, on Notes which are deemed no longer Outstanding in accordance with the provisions of subparagraph (b) of the first paragraph of Section 9.01 hereof.

     "BENEFICIAL OWNER" means the Person in whose name a Note is recorded as beneficial owner of such Note by a securities depository under a book-entry system, or by a participant or indirect participant in such securities depository, as the case may be.

     "BENEFICIAL OWNERSHIP INTEREST" means the right to receive payments and notices with respect to Notes which are held by a securities depository under a book-entry system and for which the securities depository does not act on behalf of the Beneficial Owner in connection with the optional or mandatory tender of Notes on a Tender Date.

     "BENEFICIARIES" means, collectively, all Senior Beneficiaries, all Subordinate Beneficiaries and all Junior Subordinate Beneficiaries.

     "BOOK-ENTRY NOTES" means Notes registered in book-entry form.

     "BORROWER BENEFITS" means, with respect to any Financed Student Loan, pursuant to an agreement or agreements, any reduction or forgiveness of principal and/or interest payments or a reduction in interest rate provided on such Financed Student Loan.

     "BROKER-DEALER" means, with respect to any series of Notes, any broker or dealer (each as defined in the Exchange Act), commercial bank or other entity permitted by law to perform the functions required of a broker-dealer set forth in the auction procedures relating to such Notes, designated as such with respect to such Notes pursuant to the provisions of a Supplemental Indenture, and its successor or successors, and any broker or dealer, commercial bank or other entity at any time substituted in its place pursuant to such Supplemental Indenture.

     "BROKER-DEALER AGREEMENT" means, with respect to any series of Notes, an agreement between an Auction Agent and a Broker-Dealer, and approved by the Issuer, setting forth the rights and obligations of the Broker-Dealer acting in such capacity with respect to such Notes under this Indenture and the related Supplemental Indenture, including any supplement thereto or amendment thereof entered into in accordance with the provisions thereof.

     "BUSINESS DAY" means a day of the year other than a Saturday, a Sunday or a day on which banks located in the city in which the Principal Office of the Trustee is located, in the city in which the Principal Office of any Authenticating Agent is located, in the city in which the Principal Office of the Issuer is located or in New York, New York, are required or authorized by law to remain closed, or on which The New York Stock Exchange is closed; provided, that a Supplemental Indenture may provide for a different meaning with respect to Notes of any series issued pursuant thereto.

     "CASH FLOWS" means cash flow schedules prepared by the Issuer or its designee, including a listing of all assumptions used in the preparation of such cash flow schedules, in connection with the issuance of any Notes hereunder or in connection with the satisfaction of certain Rating Agency Conditions.

     "CARRY-OVER AMOUNT" means, if and to the extent specifically provided for as such in a Supplemental Indenture with respect to a series of Variable Rate Notes, the excess, if any, of (a) the amount of interest on a Note that would have accrued with respect to the related interest period at the applicable interest rate over (b) the amount of interest on such Note actually accrued with respect to such Note, with respect to such interest period based on the maximum rate specified in a Supplemental Indenture, together with the unpaid portion of any such excess from prior interest periods. To the extent required by a Supplemental Indenture providing for any Carry-Over Amount, interest will accrue on such Carry-Over Amount until paid. Any reference to "principal" or "interest" in this Indenture and in the related Notes shall not include, within the meanings of such words, any Carry-Over Amount or any interest accrued on any Carry-Over Amount.

     "CODE" means the Internal Revenue Code of 1986, as amended, or any successor legislation thereto.

     "COLLECTION FUND" means the Collection Fund created and established by
Section 4.01 hereof.

     "COLLEGE LOAN CORPORATION" means the College Loan Corporation, a California corporation.

     "COMMISSION" means the Securities and Exchange Commission.

     "CONSOLIDATION LOAN" means a Student Loan made pursuant to Section 428C of the Higher Education Act.

     "COSTS OF ISSUANCE" means all items of expense directly or indirectly payable by or reimbursable to the Issuer and related to the authorization, sale and issuance of a series of the Notes, including, but not limited to, printing costs, costs of preparation and reproduction of documents, filing fees, initial fees, charges and expenses of the Trustee, the Eligible Lender Trustee, any Authenticating Agent, any Remarketing Agent, any Tender Agent, any Auction Agent, any Market Agent or any Broker-Dealer, legal fees and charges, fees and disbursements of underwriters, consultants and professionals, underwriters' discount, costs of credit ratings, fees and charges for preparation, execution, transportation and safekeeping of such Notes, other costs incurred by the Issuer in anticipation of the issuance of such Notes and any other cost, charge or fee in connection with the issuance of such Notes.

     "COUNSEL" means a person, or firm of which such a person is a member, authorized in any state or the District of Columbia to practice law.

     "COUNTERPARTY SWAP PAYMENT" means a payment due to or received by the Issuer from a Swap Counterparty pursuant to a Swap Agreement (including, but not limited to, payments in respect of any early termination of such Swap Agreement) and amounts received by the Issuer under any related Swap Counterparty Guaranty.

     "CREDIT ENHANCEMENT FACILITY" means, if and to the extent provided for in a Supplemental Indenture described in Section 8.01(h) hereof, with respect to Notes of one or more series (a) an insurance policy insuring, or a letter of credit or surety bond providing a direct or indirect source of funds for, the timely payment of principal of and interest on such Notes (but not necessarily principal due upon acceleration thereof under Section 6.02 hereof); or (b) a letter of credit, standby purchase agreement, or similar instrument, providing for the purchase of such Notes on a Tender Date, and in either case, all agreements entered into by the Issuer or the Trustee and the Credit Facility Provider with respect thereto.

     "CREDIT FACILITY PROVIDER" means, if and to the extent provided for in a Supplemental Indenture entered into pursuant to Section 8.01(h) hereof, any Person or Persons engaged by the Issuer pursuant to a Credit Enhancement Facility, to provide credit enhancement or liquidity for the payment of the principal of and interest on any or all of the Notes of one or more series or the Issuer's obligation to purchase Notes on a Tender Date.

     "CUSTODIAN" means each Servicer with respect to Financed Student Loans it services pursuant to a Servicing Agreement, as custodian pursuant to the respective Servicing Agreements or separate custody agreements, and any other Person entering into a custody agreement and satisfying the Rating Agency Condition.

     "DEBT SERVICE" means: (a) with respect to any Notes, as of any particular date and with respect to any particular period, the aggregate of the moneys to be paid or set aside on such date or during such period for the payment (or retirement) of the principal of, premium, if any, and interest on Notes; and (b) with respect to Other Obligations, as of any particular date and with respect to any particular period, the aggregate of the moneys to be paid or set aside on such date or during such period for the payment of amounts payable by the Issuer under any Swap Agreements or Credit Enhancement Facilities, including fees payable by the Issuer to the Credit Facility Provider thereunder.

     "DEBT SERVICE FUND" means the Fund by that name created and established by
Section 4.01 hereof.

     "DEFAULTED INTEREST" shall have the meaning given in Section 2.02 hereof.

     "DELAWARE TRUSTEE" means Wilmington Trust Company, not in its individual capacity but solely as trustee under the Trust Agreement, and its successors and assigns in such capacity.

     "DEPOSITORY" means DTC or its successors or assigns.

     "DEPOSITORY PARTICIPANT" means a Person for whom, from time to time, the Depository effects book-entry transfers and pledges of securities deposited with the Depository.

     "DIRECT PARTICIPANT" means any broker-dealer, bank or other financial institution for whom the nominee of the Depository holds an interest in any Note.

     "DTC" means The Depository Trust Company.

     "DTC CUSTODIAN" means the Trustee as a custodian for DTC.

     "ELIGIBLE LENDER TRUST AGREEMENT" means the Trust Agreement dated as of the date hereof between the Issuer, as grantor, and the Eligible Lender Trustee, as trustee, and any similar agreement entered into by the Issuer and an "eligible lender" under the Higher Education Act pursuant to which such "eligible lender" holds Financed FFELP Loans as legal owner in trust for the Issuer as beneficial owner, in each case as supplemented or amended from time to time.

     "ELIGIBLE LENDER TRUSTEE" means Deutsche Bank Trust Company Americas, trustee under the Eligible Lender Trust Agreement, and its successors and assigns in such capacity.

     "ELIGIBLE LOAN" means: a Student Loan which: (a) has been or will be made to a borrower for post-secondary education; (b) is a FFELP Loan which is Guaranteed; and (c) is an "eligible loan" as defined in Section 438 of the Higher Education Act for purposes of receiving Special Allowance Payments to the extent permitted by the Higher Education Act; provided, however, that no more than 5% of the Principal Balance of Financed Student Loans may include Consolidation Loans for which no Special Allowance Payment is permitted to be paid pursuant to the Higher Education Act and no more than 10% of the Principal Balance of Financed Student Loans may be Eligible Loans made with respect to students attending proprietary schools.

     "ELIGIBLE LOAN ACQUISITION CERTIFICATE" means a certificate signed by an Authorized Officer of the Issuer and substantially in the form attached as Exhibit A hereto.

     "ESCROW ACCOUNT" shall have the meaning set forth in Section 4.01 hereof.

     "EVENT OF DEFAULT" means one of the events described as such in Section
6.01 hereof.

     "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

     "FEDERAL REIMBURSEMENT CONTRACT" means any agreement between a Guarantee Agency and the Secretary of Education providing for the payment by the Secretary of Education of amounts authorized to be paid pursuant to the Higher Education Act, including (but not necessarily limited to) partial reimbursement of amounts paid or payable upon defaulted Financed FFELP Loans and other student loans guaranteed or insured by the Guarantee Agency and interest subsidy payments to holders of qualifying student loans Guaranteed by the Guarantee Agency.

     "FFELP LOAN" means a Student Loan made pursuant to the Higher Education Act., including any Additional Advances as defined in the Loan Purchase Agreement.

     "FINANCED" when used with respect to Student Loans, Eligible Loans or FFELP Loans, means Student Loans, Eligible Loans or FFELP Loans, as the case may be, acquired or originated by the Issuer or the Eligible Lender Trustee on behalf of the Issuer with moneys in the Acquisition Fund or the Surplus Fund, any Eligible Loans received in exchange for Financed Student Loans upon the sale thereof or substitution therefor in accordance with Section 4.02 hereof and any other Student Loans deemed "Financed" with moneys in the Acquisition Fund and the Surplus Fund pursuant to this Indenture, but does not include Student Loans released from the lien of this Indenture and sold, as permitted in this Indenture, to any purchaser, including a trustee for the holders of the Issuer's bonds, notes or other evidences of indebtedness issued other than pursuant to the Indenture.

     "FISCAL YEAR" means the fiscal year of the Issuer as established from time to time, initially ending December 31.

     "FUND" means any of the segregated non-interest bearing funds created or established by this Indenture; provided, however, such Funds may be invested in Investment Securities in accordance with this Indenture, which investments may produce earnings or income.

     "GOVERNMENT OBLIGATIONS" means noncallable direct obligations of, or obligations the full and timely payment of the principal of and interest on which are unconditionally guaranteed by, the United States of America.

     "GUARANTEE" or "GUARANTEED" means, with respect to a FFELP Loan, the insurance or guarantee by a Guarantee Agency, to the extent provided in the Higher Education Act, of the principal of and accrued interest on such FFELP Loan, and the coverage of such FFELP Loan by one or more Federal Reimbursement Contracts providing, among other things, for reimbursement to the Guarantee Agency for losses incurred by it on defaulted Financed Student Loans insured or guaranteed by the Guarantee Agency to the extent provided in the Higher Education Act.

     "GUARANTEE AGENCY" means any state agency or private nonprofit institution or organization which has Federal Reimbursement Contracts in place and has entered into a Guarantee Agreement with the Eligible Lender Trustee, and any such guarantor's successors and assigns.

     "GUARANTEE AGREEMENTS" means the blanket guarantee and other guarantee agreements issued by or from any Guarantee Agency to the Eligible Lender Trustee for the purpose of Guaranteeing FFELP Loans to be Financed hereunder, and any amendment of any of the foregoing entered into in accordance with the provisions thereof providing for the insurance or guarantee by such Guarantee Agency, to the extent provided in the Higher Education Act, of the principal of an accrued interest on Financed FFELP Loans acquired by the Trustee from time to time.

     "HIGHER EDUCATION ACT" means the Higher Education Act of 1965, as amended or supplemented from time to time, and all regulations promulgated thereunder.

     "HOLDER" when used with respect to any Note, means the Person in whose name such Note is registered in the Note Register, except that to the extent and for the purposes provided in a Supplemental Indenture for a series of Notes (including, without limitation, for purposes of the definition of "Acting Beneficiaries Upon Default"), a Credit Facility Provider that has delivered a Credit Enhancement Facility with respect to such series of Notes may instead be treated as the Holder of the Notes of such series.

     "INDENTURE" means this Indenture of Trust, including any supplement hereto or amendment hereof entered into in accordance with the provisions hereof.

     "INDEPENDENT" when used with respect to any specified Person, means such a Person who (a) is in fact independent; (b) does not have any direct financial interest or any material indirect financial interest in the Issuer, other than the payment to be received under a contract for services to be performed by such Person; and (c) is not connected with the Issuer as an official, officer, employee, promoter, underwriter, trustee, partner, affiliate, subsidiary, director or Person performing similar functions. Whenever it is herein provided that any Independent Person's opinion or certificate shall be furnished to the Trustee, such Person shall be appointed by the Issuer or the Trustee, as the case may be, and such opinion or certificate shall state that the signer has read this definition and that the signer is Independent within the meaning hereof.

     "INDIRECT PARTICIPANT" means any financial institution for whom any Direct Participant holds an interest in any Note.

     "INDIVIDUAL NOTE" means any Note registered in the name of a holder other than the Depository or its nominee.

     "INITIAL NOTES" means the Notes issued contemporaneously with the execution and delivery of this Indenture pursuant to the First Supplemental Indenture of Trust dated as of March 1, 2002, between the Issuer and the Trustee.

     "INTEREST ACCOUNT" means the Account by that name created and established by Section 4.01 hereof.

     "INTEREST PAYMENT DATE" means each regularly scheduled interest payment date on the Notes (which dates shall be specified in the Supplemental Indenture providing for the issuance thereof) or, with respect to the payment of interest upon redemption or acceleration of a Note, purchase of a Note by the Trustee on a Tender Date (to the extent such Tender Date is designated as an Interest Payment Date in the related Supplemental Indenture) or the payment of Defaulted Interest, such date on which such interest is payable under this Indenture or a Supplemental Indenture.

     "INVESTMENT COMPANY ACT" means the Investment Company Act of 1940, as amended.

     "INVESTMENT SECURITIES" means any of the following:

     (a) direct general obligations of, or obligations fully and unconditionally guaranteed as to the timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States, FHA debentures, Freddie Mac senior debt obligations, Federal Home Loan Bank consolidated senior debt obligations, and Fannie Mae senior debt obligations, but excluding any of such securities whose terms do not provide for payment of a fixed dollar amount upon maturity or call for redemption;

     (b) federal funds, certificates of deposit, time deposits and banker's acceptances (having original maturities of not more than 365 days) of any bank or trust company incorporated under the laws of the United States or any state thereof, provided that the short-term debt obligations of such bank or trust company at the date of acquisition thereof have been rated "A-1+" or better by S&P and "P-1" or better by Moody's;

     (c) deposits of any bank or savings and loan association which has combined capital, surplus and undivided profits of at least $3,000,000 which deposits are held only up to the limits insured by the Bank Insurance Fund or Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation, provided that the unsecured long-term debt obligations of such bank or savings and loan association have been rated "BBB" or better by S&P and "Baa3" or better by Moody's;

     (d) commercial paper (having original maturities of not more than 365 days) rated "A-1+" or better by S&P and "P-1" or better by Moody's;

     (e) debt obligations rated "AAA" by S&P and "Aaa" by Moody's (other than any such obligations that do not have a fixed par value and/or whose terms do not promise a fixed dollar amount at maturity or call date);

     (f) investments in money market funds (including those funds managed or advised by the Trustee or an affiliate thereof) rated "AAAm" by S&P and "Aaa" by Moody's;

     (g) guaranteed investment contracts or surety bonds satisfying the Rating Agency Condition and providing for the investment of funds in an account or insuring a minimum rate of return on investments of such funds, which contract or surety bond shall:

               (i) be an obligation of or guaranteed by an insurance company or other corporation or financial institution whose debt obligations or insurance financial strength or claims paying ability are rated "AAA" by S&P and "Aaa" by Moody's;

               (ii) provide that the Trustee may exercise all of the rights of the Issuer under such contract or surety bond without the necessity of the taking of any action by the Issuer;

     (h) a repurchase agreement that satisfies the following criteria:

               (i) must be between the Trustee and a dealer, bank, securities firm, insurance company or other financial institution described in
          (A) or (B) below:

                    (A) primary dealers on the Federal Reserve reporting dealer list which (x) have a long term rating of "A" or better by S&P and "Aa2" or better by Moody's or (y) have a long term rating of "A" or better by S&P and "Aa3" or better by Moody's and a short term rating of "P-1" by Moody's, or

                    (B) banks, insurance companies or other financial
               institutions which (x) have a long term rating of "A" or both by S&P and "Aa2" or better by Moody's or (y) have a long term rating of "A" or better by S&P and "Aa3" or better by Moody's and a short term rating of "P-1" by Moody's;

               (ii) the written repurchase agreement must include the following:

                    Securities which are acceptable for the transfer are:

                    (A) Direct U.S. governments, or

                    (B) Federal Agencies backed by the full faith and credit of the U.S. government (and Fannie Mae & Freddie Mac); and

               (iii) the collateral must be delivered to the Trustee or third party custodian acting as agent for the Trustee by appropriate book entries and confirmation statements must have been delivered before or simultaneous with payment (perfection by possession of certificated securities); and

     (i) any other investment satisfying the Rating Agency Condition (provided, however, that if such other investment meets the rating criteria above for a particular Rating Agency but not all Rating Agencies, then a Rating Agency Condition need be satisfied only with respect to any other Rating Agency for which such rating criteria has not been met).

     "ISSUER" means College Loan Corporation Trust I, a Delaware statutory trust, and any successor or assignee thereto under this Indenture.

     "ISSUER ADMINISTRATOR" means College Loan Corporation in its capacity as administrator under that certain Administration Agreement, or Deutsche Bank Trust Company Americas, or any other Person providing similar services and satisfying the Rating Agency Condition.

     "ISSUER ORDER" or "ISSUER CERTIFICATE" means, respectively, a written order or certificate signed in the name of the Issuer by an Authorized Officer (and, after the date of issuance of the first Notes hereunder, signed by another person designated by a different Authorized Officer) and delivered to the Trustee.

     "ISSUER SWAP PAYMENT" means a payment due to a Swap Counterparty from the Issuer pursuant to the applicable Swap Agreement (including, but not limited to, payments in respect of any early termination of such Swap Agreement).

     "JOINT SHARING AGREEMENT" shall have the meaning set forth in Section 5.14 hereof.

     "JUNIOR SUBORDINATE BENEFICIARIES" means (a) the Holders of any Outstanding Junior Subordinate Notes and (b) any Other Junior Subordinate Beneficiary holding any Other Junior Subordinate Obligation that is Outstanding.

     "JUNIOR SUBORDINATE CREDIT ENHANCEMENT FACILITY" means a Credit Enhancement Facility designated as a Junior Subordinate Credit Enhancement Facility in the Supplemental Indenture pursuant to which such Credit Enhancement Facility is furnished by the Issuer.

     "JUNIOR SUBORDINATE CREDIT FACILITY PROVIDER" means any person who provides a Junior Subordinate Credit Enhancement Facility.

     "JUNIOR SUBORDINATE NOTES" means any Notes designated in a Supplemental Indenture as Junior Subordinate Notes, which are secured under this Indenture on a basis subordinate to any Senior Obligations and Subordinate Obligations (as such subordination is described herein, and on a parity with Other Junior Subordinate Obligations).

     "JUNIOR SUBORDINATE OBLIGATIONS" means, collectively, the Junior Subordinate Notes and any Other Junior Subordinate Obligations.

     "JUNIOR SUBORDINATE SWAP AGREEMENT" means a Swap Agreement designated as a Junior Subordinate Swap Agreement in the Supplemental Indenture pursuant to which such Swap Agreement is furnished by the Issuer.

     "JUNIOR SUBORDINATE SWAP COUNTERPARTY" means any Person who provides a Junior Subordinate Swap Agreement.

     "LENDER" means the Issuer or any party from which the Issuer (or the Eligible Lender Trustee on behalf of the Issuer) acquires Eligible Loans, which must be an "eligible lender" (as defined in the Higher Education Act).

     "LETTER OF REPRESENTATIONS" means any Letter of Representations relating to Book-Entry Notes among the Issuer, the Trustee and the Depository.

     "LOAN PURCHASE AGREEMENT" means the FFELP Loan Purchase Agreement dated as of March 1, 2002, as supplemented and amended, among the Issuer, College Loan Corporation, the Eligible Lender Trustee and the eligible lender trustee for College Loan Corporation, and any other similar agreements upon satisfaction of a Rating Agency Condition.

     "MARKET AGENT" means, with respect to any series of Notes, the Person identified as such in the related Supplemental Indenture, and its successor or successors, and any Person at any time substituted in its place pursuant to such Supplemental Indenture.

     "MARKET AGENT AGREEMENT" means, with respect to any series of Notes, an agreement between a Market Agent and the Trustee designated as such in the Supplemental Indenture pursuant to which the issuance of such series of Notes is authorized.

     "MATURITY" when used with respect to any Note, means the date on which the entire outstanding Principal Amount of such Note becomes due and payable as therein or herein provided, whether at the Stated Maturity thereof or by declaration of acceleration, redemption, distribution of principal or otherwise.

     "MONTHLY CALCULATION DATE" means the twenty-fifth day of each calendar month (or, in the event such twenty-fifth day is not a Business Day, the next succeeding Business Day).

     "MONTHLY SERVICING REPORT" means a report prepared by or on behalf of the Issuer setting forth certain information with respect to the Financed Student Loans as of the end of each month.

     "MOODY'S" means Moody's Investors Service, Inc., its successors and their assigns, and, if such corporation shall be dissolved or liquidated or shall no longer perform the functions of a securities rating agency, "MOODY'S" shall be deemed to refer to any other nationally recognized securities rating agency designated by the Trustee, at the written direction of the Issuer.

     "NOTE FEES" means the fees, costs and expenses (excluding Costs of Issuance), of the Trustee, the Delaware Trustee and any Eligible Lender Trustee, Paying Agent, Authenticating Agent, Remarketing Agent, Tender Agent, Auction Agent, Market Agent, Broker-Dealer, Counsel, Note Registrar, Accountant and other consultants and professionals incurred by the Issuer in carrying out and administering its powers, duties and functions under (a) the Eligible Lender Trust Agreement, the Trust Agreement, the Guarantee Agreements, the Higher Education Act or any requirement of the laws of the United States or any State, as such powers, duties and functions relate to Financed Student Loans; (b) any Swap Agreement or Credit Enhancement Facility (other than any amounts payable thereunder which constitute Other Obligations); (c) any Remarketing Agreement, Tender Agent Agreement, Auction Agent Agreement, Market Agent Agreement or Broker-Dealer Agreement; and (d) this Indenture.

     "NOTE REGISTER" means the register maintained by the Note Registrar pursuant to Section 2.07 hereof.

     "NOTE REGISTRAR" means the Trustee, or, if so designated pursuant to the terms of a Supplemental Indenture, an Authenticating Agent, serving in such capacity under the terms of this Indenture, unless and until an Issuer Order is delivered to the Authenticating Agent and the Trustee directing that the Authenticating Agent or the Trustee, as the case may be, become the Note Registrar and the Authenticating Agent or the Trustee, as the case may be, agrees to serve in such capacity hereunder.

     "NOTEHOLDER" means the Holder of any Note.

     "NOTES" means all notes, bonds or other obligations issued pursuant to this Indenture in accordance with the provisions of Article II hereof.

     "OPINION OF COUNSEL" shall mean (a) with respect to the Trust, one or more written opinions of counsel who may, except as otherwise expressly provided in the Indenture, be employees of or counsel to the Delaware Trustee, the Trust, the Issuer Administrator or an Affiliate of the Issuer Administrator and who shall be satisfactory to the Trustee, and which opinion or opinions shall be addressed to the Trustee as Trustee, shall comply with any applicable requirements of the TIA and shall be in form and substance satisfactory to the Trustee; and (b) with respect to the Issuer Administrator or the Servicer, one or more written opinions of counsel who may be an employee of or counsel to the Issuer Administrator or the Servicer, which counsel shall be acceptable to the Trustee and the Delaware Trustee.

     "ORIGINATION LOAN CERTIFICATE" means a certificate signed by College Loan Corporation, or its agents, and substantially in the form attached as Exhibit C hereto.

     "OTHER BENEFICIARY" means an Other Senior Beneficiary, an Other Subordinate Beneficiary or an Other Junior Subordinate Beneficiary.

     "OTHER JUNIOR SUBORDINATE BENEFICIARY" means a person who is a Junior Subordinate Beneficiary other than as a result of ownership of Junior Subordinate Notes.

     "OTHER JUNIOR SUBORDINATE OBLIGATIONS" means the Issuer's obligations to pay any amounts under any Junior Subordinate Swap Agreements and any Junior Subordinate Credit Enhancement Facilities.

     "OTHER OBLIGATIONS" means, collectively, Other Senior Obligations, Other Subordinate Obligations and Other Junior Subordinate Obligations.

     "OTHER SENIOR BENEFICIARY" means a Person who is a Senior Beneficiary other than as a result of ownership of Senior Notes.

     "OTHER SENIOR OBLIGATION" means the Issuer's obligations to pay any amounts under any Senior Swap Agreements and any Senior Credit Enhancement Facilities.

     "OTHER SUBORDINATE BENEFICIARY" means a Person who is a Subordinate Beneficiary other than as a result of ownership of Subordinate Notes.

     "OTHER SUBORDINATE OBLIGATION" means the Issuer's obligations to pay any amounts under any Subordinate Swap Agreements and any Subordinate Credit Enhancement Facilities.

     "OUTSTANDING" (a) when used with respect to any Note, shall have the construction given to such word in Sections 1.06, 2.07 and 9.01 hereof, i.e., a Note shall not be Outstanding hereunder if such Note is at the time not deemed to be Outstanding hereunder by reason of the operation and effect of Section 1.06, 2.07 or 9.01 hereof; and (b) when used with respect to any Other Obligation, means all Other Obligations which have become, or may in the future become, due and payable and which have not been paid or otherwise satisfied.

     "PARTICIPANT" means a Person that has an account with DTC.

     "PAYING AGENT" means the Trustee and any other commercial bank designated herein or in accordance herewith as a place at which principal of, premium, if any, or interest on any Note is payable.

     "PERSON" means any individual, corporation, limited liability company, partnership, joint venture, association, joint stock company, trust, incorporated organization or government or any agency or political subdivision thereof.

     "PREMIUM" means for each Eligible Loan acquired by the Issuer from a Lender, the meaning set forth in a Supplemental Indenture.

     "PREPAYMENT DATE," when used with respect to any Note, all or any portion of the Principal Amount of which is to be prepaid prior to its Stated Maturity, means the date fixed for such prepayment by or pursuant to this Indenture.

     "PREPAYMENT PRICE," when used with respect to any Note to be prepaid, means the price at which it is to be redeemed pursuant to this Indenture and the Supplemental Indenture pursuant to which it has been issued.

     "PRINCIPAL ACCOUNT" means the Account by that name created and established by Section 4.01 hereof.

     "PRINCIPAL AMOUNT" when used with respect to (a) a Note, means the original principal amount of such Note less all payments previously made to the Holder thereof in respect of principal; and (b) a Swap Agreement, shall have the meaning set forth in the Supplemental Indenture relating to the Series of Notes for which the Issuer entered into such Swap Agreement.

     "PRINCIPAL BALANCE" when used with respect to a Student Loan, means the unpaid principal amount thereof (including any unpaid capitalized interest thereon that is authorized to be capitalized under the Higher Education Act) as of a given date.

     "PRINCIPAL OFFICE" means (a) when used with respect to the Trustee, the office located at the address specified in Section 10.04 hereof, or such other office as may, from time to time, be designated as such by the Trustee in writing to the Issuer; (b) when used with respect to the Issuer, its executive office located at the address specified in Section 10.04 hereof, or such other office as may, from time to time, be designated as such by Issuer Order; and (c) when used with respect to a Paying Agent (other than the Trustee), an Authenticating Agent, the Note Registrar, a Tender Agent, a Remarketing Agent, an Auction Agent, a Market Agent or a Broker-Dealer, such office as may, from time to time, be designated as such in writing to the Trustee and the Issuer as the location of its principal office for the performance of its duties as Paying Agent, Authenticating Agent, Note Registrar, Tender Agent, Remarketing Agent, Auction Agent, Market Agent or Broker-Dealer, as the case may be.

     "PRINCIPAL PAYMENT DATE" means the Stated Maturity of principal of any Serial Note and the Sinking Fund Payment Date for any Term Note.

     "PUBLIC SECURITIES" means Notes that are being offered for sale by the Issuer pursuant to a registration statement filed with the Securities and Exchange Commission.

     "RATING AGENCY" means (a) with respect to the Notes, any rating agency that shall have an outstanding rating on any of the Notes pursuant to request by the Issuer; and (b) with respect to Investment Securities, any rating agency that shall have an outstanding rating on the applicable Investment Security.

     "RATING AGENCY CONDITION" means, with respect to any action, that each of the Rating Agencies shall have notified the Issuer and the Trustee in writing that such action will not result in a reduction, qualification or withdrawal of the then-current rating of any of the Notes.

     "RATING CATEGORY" means one of the general rating categories of a Rating Agency, without regard to any refinement or gradation of such rating category by a numerical modifier or otherwise.

     "REGULAR RECORD DATE" means, with respect to an Interest Payment Date for any series of Notes, unless the Supplemental Indenture authorizing the issuance of such series of Notes otherwise provides, the fifteenth day (whether or not a Business Day) of the calendar month immediately preceding such Interest Payment Date.

     "REMAINING ACQUISITION AMOUNT" with respect to any series of Notes means the excess, if any, of (a) the amount deposited into the Acquisition Fund on the date of issuance of such series of Notes; over (b) the sum of all amounts withdrawn from, or added to, the Acquisition Fund during the related Acquisition Period.

     "REMARKETING AGENT" means, with respect to any series of Notes, any securities dealer designated as such with respect to such Notes pursuant to the provisions of Section 7.19 hereof and its successor or successors and any securities dealer at any time substituted in its place pursuant to this Indenture.

     "REMARKETING AGREEMENT" means an agreement between a Remarketing Agent and the Issuer setting forth the rights and obligations of the Remarketing Agent acting in such capacity under this Indenture and otherwise meeting the requirements of Section 7.20 hereof, including any supplement thereto or amendment thereof entered into in accordance with the provisions thereof.

     "RESERVE FUND" means the Reserve Fund created and established by Section
4.01 hereof.

     "RESERVE FUND REQUIREMENT" with respect to any series of Notes shall have the meaning set forth in the Supplemental Indenture authorizing the issuance of such series of Notes. In calculating the Reserve Fund Requirement, all Notes to be defeased by a series of refunding Notes shall be deemed not Outstanding as of the date of calculation.

     "RETIREMENT ACCOUNT" means the Account by that name created and established by Section 4.01 hereof.

     "REVOLVING PERIOD" with respect to any series of Notes shall have the meaning set forth in the related Supplemental Indenture; provided however, that so long as one or more series of Public Securities is outstanding the Revolving Period shall not apply.

     "S&P" means Standard & Poor's, a division of The McGraw-Hill Companies, Inc., its successors and their assigns, and, if such corporation shall be dissolved or liquidated or shall no longer perform the functions of a securities rating agency, "S&P" shall be deemed to refer to any other nationally recognized securities rating agency designated by the Trustee, at the written direction of the Issuer.

     "SECRETARY OF EDUCATION" means the Commissioner of Education, Department of Health, Education and Welfare of the United States, and the Secretary of the United States Department of Education (who succeeded to the functions of the Commissioner of Education pursuant to the Department of Education Organization
Act), or any other officer, board, body, commission or agency succeeding to the functions thereof under the Higher Education Act.

     "SECURITIES ACT" means the Securities Act of 1933, as amended.

     "SECURITIES LEGEND" "THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR REGISTERED OR QUALIFIED UNDER ANY STATE SECURITIES OR BLUE SKY LAW OF ANY STATE. THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES THAT THIS NOTE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (a) (i) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A "QIB"), PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A; OR (b) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" (WITHIN THE MEANING OF RULE 501(a)(1)-(3) OR
(7) UNDER THE SECURITIES ACT) PURCHASING FOR INVESTMENT AND NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, SUBJECT TO THE RECEIPT BY THE TRUSTEE OF SUCH EVIDENCE ACCEPTABLE TO THE TRUSTEE THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS;
(ii) PURSUANT TO ANOTHER EXEMPTION AVAILABLE UNDER THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS; OR (iii) PURSUANT TO A VALID REGISTRATION STATEMENT."

     "SENIOR ASSET PERCENTAGE" means, as of the date of determination, the percentage resulting by dividing (a) the difference of the Aggregate Value less the sum of (i) all accrued interest on Outstanding Senior Notes, (ii) all accrued Issuer Swap Payments with respect to Senior Swap Agreements, and (iii) all accrued fees with respect to Senior Credit Enhancement Facilities by (b) the aggregate Principal Amount of Outstanding Senior Notes.

     "SENIOR ASSET REQUIREMENT" means, at any time, any requirement set forth as such in a Supplemental Indenture providing for the issuance of one or more series of Notes any of which are then Outstanding.

     "SENIOR BENEFICIARIES" means (a) the Holders of any Outstanding Senior Notes and (b) any Other Senior Beneficiary holding any Other Senior Obligation that is Outstanding.

     "SENIOR CREDIT ENHANCEMENT FACILITY" means a Credit Enhancement Facility designated as a Senior Credit Enhancement Facility in the Supplemental Indenture pursuant to which such Credit Enhancement Facility is furnished by the Issuer.

     "SENIOR CREDIT FACILITY PROVIDER" means any Person who provides a Senior Credit Enhancement Facility.

     "SENIOR NOTES" means any Notes designated in a Supplemental Indenture as Senior Notes, which are secured under this Indenture on a basis senior to any Subordinate Obligations and any Junior Subordinate Obligations (as such seniority is described herein), and on a parity with Other Senior Obligations.

     "SENIOR OBLIGATIONS" means, collectively, the Senior Notes and any Other Senior Obligations.

     "SENIOR SWAP AGREEMENT" means a Swap Agreement designated as a Senior Swap Agreement in the Supplemental Indenture pursuant to which such Swap Agreement is furnished by the Issuer.

     "SENIOR SWAP COUNTERPARTY" means any Person who provides a Senior Swap Agreement.

     "SERIAL NOTES" means all Notes other than Term Notes.

     "SERVICER" means ACS Education Services, Inc. (formerly known as AFSA Data Corporation), Great Lakes Educational Loan Services, Inc., Nelnet Loan Services, Inc., Southwest Student Services Corporation, Pennsylvania Higher Education Assistance Agency and, subject to a Rating Agency Condition, any other organization with which the Issuer has (or the Issuer and the Eligible Lender Trustee have), entered into a Servicing Agreement; in any case, so long as such party acts as servicer of the Financed Student Loans.

     "SERVICING AGREEMENT" means any agreement between the Issuer and any Servicer (or among the Issuer, the Eligible Lender Trustee and any Servicer), under which such Servicer agrees to act as the Issuer's agent in connection with the administration and collection of Financed Student Loans in accordance with this Indenture.

     "SERVICING FEES" means any fees payable by the Issuer to (a) a Servicer in respect of Financed Student Loans pursuant to the provisions of a Servicing Agreement and (b) a collection agent in respect of Financed Student Loans in default.

     "SINKING FUND PAYMENT DATE" means the date on which any Term Note is to be mandatorily redeemed pursuant to the applicable provisions of the Supplemental Indenture providing for the issuance thereof and from funds allocated as provided in Section 4.06(b) hereof, or, if not redeemed, the Stated Maturity thereof.

     "SPECIAL ALLOWANCE PAYMENTS" means special allowance payments authorized to be made by the Secretary of Education by Section 438 of the Higher Education Act, or similar allowances authorized from time to time by federal law or regulation.

     "SPECIAL RECORD DATE" means, with respect to the payment of any Defaulted Interest, a date fixed by the Trustee pursuant to Section 2.02 hereof.

     "SPONSOR" means College Loan LLC, a Delaware limited liability company, as initial holder of the trust certificate under the Trust Agreement, and any successor thereto or assignee thereof.

     "STATED MATURITY" when used with respect to any Note or any installment of interest thereon, means the date specified in such Note as the fixed date on which principal of such Note or such installment of interest is due and payable.

     "STUDENT LOAN" means a loan to a borrower for or in connection with post-secondary education and related post-secondary education expenses.

     "SUBORDINATE ASSET PERCENTAGE" means, as of the date of determination, the percentage resulting by dividing (a) the difference of the Aggregate Value less the sum of (i) all accrued interest on Outstanding Senior Notes and Outstanding Subordinate Notes, (ii) all accrued Issuer Swap Payments (other than with respect to Junior Subordinate Swap Agreements), and (iii) all accrued fees with respect to Credit Enhancement Facilities (other than Junior Subordinate Credit Enhancement Facilities) by (b) the aggregate Principal Amount of Outstanding Senior Notes and Outstanding Subordinate Notes.

     "SUBORDINATE ASSET REQUIREMENT" means, at any time, any requirement set forth as such in a Supplemental Indenture providing for the issuance of one or more series of Notes any of which are then Outstanding.

     "SUBORDINATE BENEFICIARIES" means (a) the Holders of any Outstanding Subordinate Notes and (b) any Other Subordinate Beneficiary holding any Other Subordinate Obligation that is Outstanding.

     "SUBORDINATE CREDIT ENHANCEMENT FACILITY" means a Credit Enhancement Facility designated as a Subordinate Credit Enhancement Facility in the Supplemental Indenture pursuant to which such Credit Enhancement Facility is furnished by the Issuer.

     "SUBORDINATE CREDIT FACILITY PROVIDER" means any Person who provides a Subordinate Credit Enhancement Facility.

     "SUBORDINATE NOTES" means any Notes designated in a Supplemental Indenture as Subordinate Notes, which are secured under this Indenture on a basis subordinate to any Senior Obligations (as such subordination is described herein), on a basis senior to any Junior Subordinate Obligations (as such subordination is herein described), and on a parity with Other Subordinate Obligations.

     "SUBORDINATE OBLIGATIONS" means, collectively, the Subordinate Notes and any Other Subordinate Obligations.

     "SUBORDINATE SWAP AGREEMENT" means a Swap Agreement designated as a Subordinate Swap Agreement in the Supplemental Indenture pursuant to which such Swap Agreement is furnished by the Issuer.

     "SUBORDINATE SWAP COUNTERPARTY" means any Person who provides a Subordinate Swap Agreement.

     "SUPPLEMENTAL INDENTURE" means any amendment of or supplement to this Indenture made in accordance with Article VIII hereof.

     "SURPLUS FUND" means the Surplus Fund created and established by Section
4.01 hereof.

     "SWAP AGREEMENT" means an interest rate or other hedge agreement between the Issuer and a Swap Counterparty, as supplemented or amended from time to time.

     "SWAP COUNTERPARTY" means any Person with whom the Issuer shall, from time to time, enter into a Swap Agreement.

     "SWAP COUNTERPARTY GUARANTY" means a guarantee in favor of the Issuer given in connection with the execution and delivery of a Swap Agreement under this Indenture.

     "TENDER AGENT" means, with respect to any series of Notes, any commercial bank or banking association having trust powers or trust company designated as such with respect to such Notes pursuant to the provisions of Section 7.18 hereof and its successor or successors and any other commercial bank or banking association having trust powers or trust company at any time substituted in its place pursuant to this Indenture.

     "TENDER AGENT AGREEMENT" means an agreement among a Tender Agent, the Trustee, the Issuer, any Remarketing Agent and/or any related Credit Facility Provider setting forth the rights and obligations of the Tender Agent acting in such capacity under this Indenture and otherwise meeting the requirements of
Section 7.18 hereof, including any supplement thereto or amendment thereof entered into in accordance with the provisions thereof.

     "TENDER DATE" means, with respect to any Note, a date on which such Note is required to be tendered for purchase by or on behalf of the Issuer, or has been tendered for purchase by or on behalf of the Issuer pursuant to a right given the Holder or Beneficial Owner of such Note, in accordance with the provisions in the Supplemental Indenture providing for the issuance thereof.

     "TERM NOTES" means Notes the payment of the principal of which is provided for from moneys credited to the Principal Account pursuant to Section 4.06(b) hereof.

     "TRUST" means the Issuer.

     "TRUST AGREEMENT" means the Trust Agreement dated as of March 1, 2002 between the Delaware Trustee and the Sponsor, as the same may be amended from time to time.

     "TRUST ESTATE" means the Trust Estate as described in the Granting Clauses hereof.

     "TRUST FUNDS" means, in the aggregate, all of the Funds and Accounts.

     "TRUST INDENTURE ACT" or "TIA" means the Trust Indenture Act of 1939, as amended from time to time.

     "TRUSTEE" means Deutsche Bank Trust Company Americas, as trustee under this Indenture, and its successor or successors and any other corporation which may at any time be substituted in its place pursuant to this Indenture.

     "UNAMORTIZED PREMIUM" means for each Eligible Loan, the portion of the related Premium that has not been amortized based upon an assumed average life for such Eligible Loan of seven years or such lesser time period as set forth in a Supplemental Indenture as set forth in a Supplemental Indenture.

     "VALUE" means, on any calculation date when required under this Indenture, the value of the Trust Estate calculated by the Issuer, in accordance with the following:

          (a) with respect to any Financed Eligible Loan, the Principal Balance thereof, plus accrued interest and Special Allowance Payments thereon (or with respect to a Financed Student Loan which is no longer an Eligible Loan, zero);

          (b) with respect to any funds of the Issuer on deposit in any commercial bank or as to any banker's acceptance or repurchase agreement or investment agreement, the amount thereof plus accrued interest thereon;

          (c) with respect to any Investment Securities of an investment company, the bid price, or the net asset value if there is no bid price, of the shares as reported by the investment company;

          (d) as to other investments, (i) the bid price published by a nationally recognized pricing service; or (ii) if the bid and asked prices thereof are published on a regular basis by Bloomberg Financial Markets Commodities News (or, if not there, then in THE WALL STREET JOURNAL), the average of the bid and asked prices for such investments so published on or most recently prior to such time of determination plus accrued interest thereon;

          (e) as to investments the bid prices of which are not published by a nationally recognized pricing service and the bid and asked prices of which are not published on a regular basis by Bloomberg Financial Markets Commodities News (or, if not there, then in THE WALL STREET JOURNAL) the lower of the bid prices at such time of determination for such investments by any two nationally recognized government securities dealers (selected by the Issuer in its absolute discretion) at the time making a market in such investments, plus accrued interest thereon; and

          (f) any accrued but unpaid Swap Counterparty Payment, unless the Swap Counterparty is in default of its obligations under the Swap Agreement.

     "VARIABLE RATE NOTES" means Notes whose interest rate is not fixed but varies on a periodic basis as specified in the Supplemental Indenture providing for the issuance thereof.

     SECTION 1.02. DEFINITIONS OF GENERAL TERMS. Unless the context shall clearly indicate otherwise, or may otherwise require, in this Indenture the terms "herein," "hereunder," "hereby," "hereto," "hereof" and any similar terms refer to this Indenture as a whole and not to any particular article, section or subdivision hereof.

     Unless the context shall clearly indicate otherwise, or may otherwise require, in this Indenture: (a) references to articles, sections and other subdivisions, whether by number or letter or otherwise, are to the respective or corresponding articles, sections or subdivisions of this Indenture as such articles, sections or subdivisions may be amended from time to time; (b) references to articles, chapters, subchapters and sections of the Statutes, or to any public law or other statute of the United States or any section thereof, are to the respective or corresponding chapters, subchapters, sections and statutes as they may be amended from time to time; (c) the word "heretofore" means before the date of execution of this Indenture, the word "now" means at the date of execution of this Indenture, and the word "hereafter" means after the date of execution of this Indenture; and (d) the word "or" is not exclusive.

     SECTION 1.03. COMPUTATIONS. Unless the facts shall then be otherwise, all computations required for the purposes of this Indenture shall be made on the assumption that: (a) the principal of and interest on all Notes shall be paid as and when the same become due; (b) all credits required by this Indenture to be made to any Fund or Account shall be made in the amounts and at the times required; (c) all Notes required by this Indenture to be paid from moneys credited to the Note Principal Account shall be paid on the respective Sinking Fund Payment Dates therefor in the amounts and at the times as required by this Indenture; and (d) all Issuer Swap Payments and Counterparty Swap Payments (unless the Swap Counterparty is then in default of its obligations under the Swap Agreement) shall be paid when the same become due.

     SECTION 1.04. COMPLIANCE CERTIFICATES AND OPINIONS, ETC. Except as otherwise specifically provided in this Indenture, upon any application or request by the Issuer to the Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Trustee an Issuer Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with.

     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

          (a) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

          (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (c) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (d) a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with.

     In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, Counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which such certificate of an Authorized Officer is based are erroneous. Any such certificate of an Authorized Officer or opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Servicer or the Issuer, stating that the information with respect to such factual matters is in the possession of the Servicer or the Issuer, unless such Counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

     Whenever in this Indenture, in connection with any application or certificate or report to the Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VII.

     SECTION 1.05. EVIDENCE OF ACTION BY THE ISSUER. Except as otherwise specifically provided in this Indenture, any request, direction, command, order, notice, certificate or other instrument of, by or from the Issuer shall be effective and binding upon the Issuer for the purposes of this Indenture if signed by an Authorized Officer.

     SECTION 1.06. EXCLUSION OF NOTES HELD BY OR FOR THE ISSUER OR AFFILIATES. In determining whether the Holders of the requisite Principal Amount of Notes Outstanding have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Notes owned by the Issuer, College Loan Corporation, the Sponsor or any affiliate of any of the foregoing shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes which the Trustee knows to be so owned shall be disregarded.

     SECTION 1.07. EXHIBITS. Attached to and by reference made a part of this Indenture are the following Exhibits:

          (a) Exhibit A: Form of Eligible Loan Acquisition Certificate

          (b) Exhibit B: Form of Origination Loan Certificate; and

          (c) Exhibit C: Form of Acquisition Account Deposit Certificates.

                                   ARTICLE II

                         THE NOTES AND OTHER OBLIGATIONS

     SECTION 2.01. GENERAL TITLE. There is hereby created and established an issue of Notes of the Issuer to be known and designated as "Student Loan Asset-Backed Notes," which Notes may be issued in series as hereinafter provided. With respect to the Notes of any particular series, the Issuer may incorporate in or add to the general title of such Notes any words, letters or figures designed to distinguish that series.

     SECTION 2.02. GENERAL LIMITATIONS; ISSUABLE IN SERIES; PURPOSES AND CONDITIONS FOR ISSUANCE; PAYMENT OF PRINCIPAL AND INTEREST. The aggregate Principal Amount of Notes that may be authenticated and delivered and Outstanding under this Indenture is not limited, except as may be limited by law. The Notes may be issued in series as from time to time authorized by Issuer Order.

     Notes shall be issued only for the purposes of (a) providing funds for the acquisition by the Issuer of Eligible Loans (including, for this purpose, the acquisition under this Indenture of Eligible Loans previously purchased by the Issuer or any affiliate of the Issuer from other available moneys of the Issuer or such affiliate) or for the payment of guarantee or origination fees; (b) refunding at or before their Stated Maturity any or all Outstanding Notes issued for that purpose; (c) paying Servicing Fees, Administration Fees, Note Fees, Costs of Issuance and capitalized interest on the Notes being issued; (d) making deposits to the Reserve Fund; and (e) such other purposes relating to the Issuer's loan programs as may be provided in a Supplemental Indenture.

     The Notes, including the principal thereof, premium, if any, and interest thereon and any Carry-Over Amounts (and accrued interest thereon) with respect thereto, and Other Obligations are limited obligations of the Issuer, payable solely from the revenues and assets of the Issuer pledged therefor under this Indenture.

     In the event a default occurs in the due and punctual payment of any interest on any Note, interest shall be payable thereon to the extent permitted by law on the overdue installment of interest, at the interest rate borne by the
Note in respect of which such interest is overdue.

     The principal of and premium, if any, on the Notes, together with interest payable on the Notes at the Maturity thereof if the date of such Maturity is other than a regularly scheduled Interest Payment Date, shall, except as hereinafter provided or as otherwise provided in a Supplemental Indenture, be payable upon presentation and surrender of such Notes at the Principal Office of the Trustee or, at the option of the Holder, at the Principal Office of a duly appointed Paying Agent. Interest due on the Notes on each regularly scheduled Interest Payment Date shall, except as hereinafter provided or as otherwise provided in a Supplemental Indenture, be payable by check or draft drawn upon the Trustee mailed to the Person who is the Holder thereof as of 5:00 p.m. on the Regular Record Date relating thereto, at the address of such Holder as it appears on the Note Register. Any interest not so timely paid or duly provided for (herein referred to as "Defaulted Interest") shall cease to be payable to the Person who is the Holder thereof at the close of business on the Regular Record Date and shall be payable to the Person who is the Holder thereof at the close of business on a Special Record Date for the payment of any such defaulted interest. Such Special Record Date shall be fixed by the Trustee whenever moneys become available for payment of the Defaulted Interest, and notice of the Special Record Date shall be given to the Holders of the Notes not less than 10 days prior thereto by first-class mail to each such Holder as shown on the Note Register on a date selected by the Trustee, stating the date of the Special Record Date and the date fixed for the payment of such Defaulted Interest. All payments of principal of, premium, if any, and interest on the Notes shall be made in lawful money of the United States of America.

     After the issuance of the Initial Notes, and from time to time, one or more additional series of Notes may be issued upon compliance with the provisions of
Article II hereof (except where specifically indicated otherwise in this Section 2.02) in such Principal Amounts as may be determined by the Issuer for any of the purposes hereinbefore specified in this Section 2.02 upon compliance with the following conditions and any additional conditions specified in a Supplemental Indenture:

          (a) An Authorized Officer of the Issuer shall have certified (as evidenced by an Issuer Certificate filed with the Trustee) that the Issuer is not in default in the performance of any of its covenants and agreements in this Indenture made (unless, in the opinion of Counsel, any such default does not deprive any Beneficiary in any material respect of the security afforded by this Indenture).

          (b) The Rating Agency Condition shall have been satisfied with respect to the issuance of such additional series of Notes.

          (c) An opinion of Counsel to the Issuer to the effect that: (i) this Indenture and such Supplemental Indenture have been duly authorized, executed and delivered by the Issuer and, assuming due authorization, execution and delivery by the other parties thereto, is valid and binding upon the Issuer (subject to the operation of bankruptcy, insolvency, preferential transfer, fraudulent transfer, fraudulent conveyance or other laws relating to or affecting creditors rights generally, now existing or hereafter enacted, and by the application of general principles of equity including those relating to equitable subordination and judicial discretion); (ii) pursuant to this Indenture the Issuer has assigned and pledged, and all necessary action on the part of the Issuer has been taken as required to assign and pledge under this Indenture, all of the Trust Estate to the Trustee, subject to customary exceptions; (iii) upon the execution, authentication and delivery thereof, such Notes will have been duly and validly authorized and issued in accordance with the provisions of this Indenture; (iv) such Notes are valid and binding obligations of the Issuer; (v) the Notes will be classified as debt for federal income tax purposes; (vi) the Issuer shall have acquired a perfected security interest in all Financed Student Loans purchased or financed in favor of the Trustee in the manner provided for by applicable law and the Higher Education Act; and (vii) all conditions precedent to the issuance of such Notes have been satisfied.

          (d) A written order as to the delivery of such Notes, signed by an Authorized Officer.

     SECTION 2.03. TERMS OF PARTICULAR SERIES. Each series of Notes shall be created by and issued pursuant to a Supplemental Indenture and such Supplemental Indenture shall designate Notes of each series as Senior Notes, Subordinate Notes or Junior Subordinate Notes. The Notes of each series shall bear such date or dates, shall be payable at such place or places, shall have such Stated Maturities and Sinking Fund Payment Dates, shall bear interest at such rate or rates, from such date or dates, payable in such installments and on Interest Payment Dates and at such place or places, may be subject to redemption at such Prepayment Price or Prices and upon such terms, may be entitled to distributions of principal upon such terms, may have such provisions for accrual of Carry-Over Amounts (and interest thereon), payable in such installments and on Interest Payment Dates and at such place or places, upon such terms as shall be provided for in the Supplemental Indenture creating that series. The Supplemental Indenture creating any series of Notes may contain a provision limiting the aggregate Principal Amount of the Notes of that series or the aggregate Principal Amount of Notes which may thereafter be issued.

     All Notes of the same series shall be substantially identical in tenor and effect, except as to denomination, the differences specified herein or in a Supplemental Indenture between interest rates, Stated Maturities and redemption and principal distribution provisions.

     SECTION 2.04. FORM AND DENOMINATIONS. The Notes of each series and the Trustee's or Authenticating Agent's certificate of authentication shall be in substantially the forms set forth in the Supplemental Indenture providing for the issuance thereof, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture or such Supplemental Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their signing of the Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note. The Notes of each series shall be distinguished from the Notes of other series and Term Notes shall be distinguished from Serial Notes in such manner as the Issuer may determine.

     The Notes of any series may be issuable only as fully registered Notes.

     The Notes of each series shall be issuable in such denominations as shall be provided in the provisions of the Supplemental Indenture creating such series.

     SECTION 2.05. EXECUTION, AUTHENTICATION AND DELIVERY. The Notes shall be executed on behalf of the Issuer by the Delaware Trustee, which signature may be facsimiles.

     Notes bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

     At any time and from time to time after the execution and delivery of this Indenture, the Issuer may deliver Notes executed by the Issuer to the Trustee or an Authenticating Agent for authentication; and, upon Issuer Order, the Trustee or the Authenticating Agent, as the case may be, shall authenticate and deliver such Notes as in this Indenture provided and not otherwise.

     No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for in the Supplemental Indenture authorizing the issuance thereof executed by the Trustee or the Authenticating Agent by manual signature of one of its authorized officers, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

     SECTION 2.06. TEMPORARY NOTES. Pending the preparation of definitive Notes, the Issuer may execute and, upon Issuer Order, the Trustee shall authenticate and deliver, temporary Notes which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any denomination, substantially of the tenor of the definitive Notes in lieu of which they are issued, in fully registered form, without coupons, and with such appropriate insertions, omissions, substitutions and other variations as the officers of the Issuer executing such Notes may determine, as evidenced by their signing of such Notes.

     If temporary Notes are issued, the Issuer will cause definitive Notes to be prepared without unreasonable delay. After the preparation of definitive Notes, the temporary Notes shall be exchangeable for definitive Notes upon surrender of the temporary Notes at the Principal Office of the Trustee, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Notes, the Issuer shall execute and the Trustee shall authenticate and deliver in exchange therefor a like Principal Amount of definitive Notes of the same series and Stated Maturity of authorized denominations. Until so exchanged the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as definitive Notes.

     SECTION 2.07. REGISTRATION, TRANSFER AND EXCHANGE. The Issuer shall cause to be kept at the Principal Office of the Note Registrar a Note Register in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Notes and of transfers of Notes as herein provided. The Issuer may, in a Supplemental Indenture, appoint an Authenticating Agent for the purpose of receiving, authenticating and delivering Notes in connection with transfers, exchanges and registrations as herein provided. Unless an Authenticating Agent is designated to serve in such capacity pursuant to a Supplemental Indenture or is otherwise directed, and agrees, to so serve in accordance with an Issuer Order, the Trustee shall be Note Registrar for the purpose of registering Notes and transfer of Notes as herein provided. At reasonable times and under reasonable regulations established by the Note Registrar, the Note Register may be inspected and copied by the Issuer or by the Holders (or a designated representative thereof) of 10% or more in Principal Amount of Notes then Outstanding.

     The Trustee and any Authenticating Agent shall adhere, with respect to transfer of Notes, to the standards for efficiency in transfer agent performance established in Securities and Exchange Commission Rules 17Ad-2 through 17Ad-7 under the Exchange Act, most particularly Rule 17Ad-2, which requires that registered transfer agents process at least 90% of routine items (such as certificates presented for transfer) received during any month within three business days of their receipt.

     Upon surrender for transfer or exchange of any Note at the Principal Office of the Note Registrar or at the Principal Office of any Authenticating Agent, or on a Tender Date with respect to Notes which are required to be tendered for purchase, whether or not surrendered on such date, the Issuer shall execute, and the Trustee or the Authenticating Agent, as the case may be, shall authenticate and deliver, in the name of the designated transferee or transferees, including transferees designated by a Tender Agent with respect to Notes required to be tendered for purchase, or in exchange for the Note surrendered, one or more new fully registered Notes of any authorized denomination or denominations, of like aggregate Principal Amount, of the same series, having the same Stated Maturity and interest rate and bearing numbers not previously assigned.

     All Notes executed, delivered and authenticated pursuant to the preceding paragraph shall be registered in the name of the Holder presenting the Note for exchange or the designated transferee, as the case may be, on the Note Register on the date of such transfer or exchange.

     All Notes surrendered upon any exchange or transfer provided for in this Indenture shall be promptly canceled by the Trustee upon receipt thereof from the Note Registrar or the Authenticating Agent, as the case may be, and thereafter disposed of as directed by Issuer Order.

     All Notes issued upon any transfer or exchange of Notes, including Notes issued in lieu of Notes required to be tendered for purchase on a Tender Date, whether or not surrendered, shall be the valid obligations of the Issuer evidencing the same debt, and entitled to the same security and benefits under this Indenture, as the Notes surrendered upon such transfer or exchange or in lieu of which such Notes were issued.

     Every Note presented or surrendered for transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Note Registrar or the Authenticating Agent, as the case may be, duly executed, by the Holder thereof or his, her or its attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar or the Authenticating Agent, as the case may be, which requirements include membership or participation in a "signature guarantee program" determined by the Note Registrar or the Authenticating Agent, as the case may be, in accordance with the Exchange Act, and such other documents as the Trustee may require.

     The Issuer may require payment by the Noteholder of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Notes, other than exchanges upon a partial redemption of, or distribution of principal with respect to, a Note not involving any transfer. All other expenses incurred by the Issuer, the Trustee, the Note Registrar or the Authenticating Agent in connection with any transfer or exchange of Notes shall be paid by the Issuer.

     Except in connection with a Tender Date, the Issuer shall not be required to transfer any Note (a) during a period beginning at the opening of business 15 days before any selection of Notes of the same series for redemption and ending at the close of business on the day of such selection, (b) selected for redemption in whole or in part, (c) after receipt by the Tender Agent of a properly completed demand for purchase of such Note in accordance with the Supplemental Indenture pursuant to which it was issued and through the corresponding Tender Date, or (d) on or after the date notice of a Tender Date is given and through such Tender Date. In the event that a Note is transferred in connection with a Tender Date either during the period referred to in clause
(a) or after being selected for redemption in whole or in part, the Note Registrar or the Authenticating Agent, as appropriate, shall give written notice to any transferee thereof that such Note may be, or has been, selected for redemption, as the case may be.

     The Book-Entry Notes (a) shall be delivered by the Issuer to the Depository or, pursuant to the Depository's instructions, shall be delivered by the Issuer on behalf of the Depository to and deposited with the DTC Custodian, and in each case shall be registered in the name of Cede & Co. and (b) shall bear a legend substantially to the following effect:

     "Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Note Registrar or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein."

     The Book-Entry Notes may be deposited with such other Depository as the Issuer may from time to time designate, and shall bear such legend as may be appropriate; provided that such successor Depository maintains a book-entry system that qualifies to be treated as "registered form" under Section 163(f)(3) of the Code.

     The Issuer and the Trustee are hereby authorized to execute and deliver a Letter of Representations with the Depository relating to the Notes of each series.

     With respect to Notes registered in the Note Register in the name of Cede & Co., as nominee of the Depository, the Issuer and the Trustee shall have no responsibility or obligation to Direct or Indirect Participants or beneficial owners for which the Depository holds Notes from time to time as a Depository. Without limiting the immediately preceding sentence, the Issuer and the Trustee shall have no responsibility or obligation with respect to (a) the accuracy of the records of the Depository, Cede & Co., or any Direct or Indirect Participant with respect to the ownership interest in the Notes; (b) the delivery to any Direct or Indirect Participant or any other Person, other than a registered Holder of a Note; (c) the payment to any Direct or Indirect Participant or any other Person, other than a registered Holder of a Note as shown in the Note Register, of any amount with respect to any distribution of principal or interest on the Notes; or (d) the making of book-entry transfers among Participants of the Depository with respect to Notes registered in the Note Register in the name of the nominee of the Depository. No Person other than a registered Holder of a Note as shown in the Note Register shall receive a Note evidencing such Note.

     Upon delivery by the Depository to the Trustee of written notice to the effect that the Depository has determined to substitute a new nominee in place of Cede & Co., and subject to the provisions hereof with respect to the payment of distributions by the mailing of checks or drafts to the registered Holders of Notes appearing as registered Owners in the Note Register, the name "Cede & Co." in this Indenture shall refer to such new nominee of the Depository.

     In the event that (a) the Depository or the Issuer advises the Trustee in writing that the Depository is no longer willing or able to discharge properly its responsibilities as nominee and depository with respect to the Book-Entry Notes and the Issuer is unable to locate a qualified successor; or (b) the Issuer at its sole option elects to terminate the book-entry system through the Depository, the Book-Entry Notes shall no longer be restricted to being registered in the Note Register in the name of Cede & Co. (or a successor nominee) as nominee of the Depository. At that time, the Issuer may determine that the Book-Entry Notes shall be registered in the name of and deposited with a successor depository operating a global book-entry system, as may be acceptable to the Issuer, or such depository's agent or designee but, if the Issuer does not select such alternative global book-entry system, then upon surrender to the Note Registrar of the Book-Entry Notes by the Depository, accompanied by the registration instructions from the Depository for registration, the Trustee shall at the Issuer's expense authenticate Individual Notes. Neither the Issuer nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Individual Notes, the Trustee, the Note Registrar, the Issuer, any Paying Agent and the Sponsor shall recognize the Holders of the Individual Notes as Noteholders hereunder.

     Notwithstanding any other provision of this Indenture to the contrary, so long as any Book-Entry Notes are registered in the name of Cede & Co., as nominee of the Depository, all distributions of principal and interest on such Book-Entry Notes and all notices with respect to such Book-Entry Notes shall be made and given, respectively, in the manner provided in the applicable Letter of Representations.

     Subject to the preceding paragraphs, upon surrender for registration of transfer of any Note at the office of the Note Registrar and, upon satisfaction of the conditions set forth below, the Issuer shall execute in the name of the designated transferee or transferees, a new Note of the same Principal Amount and dated the date of authentication by the Trustee. The Note Registrar, if not the Trustee, shall notify the Trustee of any such transfer.

     By acceptance of an Individual Note, whether upon original issuance or subsequent transfer, each holder of such a Note acknowledges the restrictions on the transfer of such Note set forth in the Securities Legend and agrees that it will transfer such a Note only as provided herein.

     No transfer of any Note shall be made unless such transfer is exempt from the registration requirements of the Securities Act and any applicable state securities laws or is made in accordance with said Act and laws. In the event of any such transfer, unless such transfer is made in reliance upon Rule 144A under the Securities Act, (a) the Trustee may require a written opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which opinion of Counsel shall not be an expense of the Trustee, the Issuer or the Trust Estate; and (b) the Trustee shall require the transferee to execute a transferee letter certifying to the Issuer and the Trustee the facts surrounding such transfer, which transferee letter shall not be an expense of the Trustee, the Issuer or the Trust Estate. The holder of a Note desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Issuer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws. None of the Issuer, the Trustee or the Sponsor intends or is obligated to register or qualify any Note under the Securities Act or any state securities laws.

     Each Registered Owner and each transferee of a Note shall be deemed to represent and warrant that either (a) it is not acquiring the Note directly or indirectly for, or on behalf of, an ERISA plan or any entity whose underlying assets are deemed to be plan assets of such ERISA plan; or (b) (i) the acquisition and holding of the Notes will not result in a nonexempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or similar law and (ii) if the Notes are subsequently deemed to be "plan assets" pursuant to the regulations set forth at 29 C.F.R. ss. 2510.3-101, it will promptly dispose of the Notes.

     SECTION 2.08. MUTILATED, DESTROYED, LOST AND STOLEN NOTES. If a mutilated
Note is surrendered to the Trustee or the Note Registrar, the Issuer shall execute and the Trustee or any Authenticating Agent shall authenticate and deliver in exchange therefor a new Note of the same series and of like tenor and Principal Amount, Stated Maturity and interest rate, bearing a number not contemporaneously outstanding. If the Issuer, the Note Registrar, any Authenticating Agent and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Note, and there is delivered to the Issuer, the Note Registrar, any Authenticating Agent and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Issuer, the Note Registrar, any Authenticating Agent or the Trustee that such Note has been acquired by a bona fide purchaser, the Issuer shall execute and upon its request the Trustee or any Authenticating Agent shall authenticate and deliver, in exchange for or in lieu of such destroyed, lost or stolen Note, a new Note of the same series and of like tenor, Principal Amount, Stated Maturity and interest rate.

     In case any such mutilated, destroyed, lost or stolen Note has become or is about to become due and payable, the Issuer in its discretion may, instead of issuing a new Note, pay such Note.

     Every new Note issued pursuant to this Section 2.08 in lieu of any destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes of such series duly issued and authenticated hereunder. Neither the Issuer, the Trustee, the Note Registrar nor any Authenticating Agent shall be required to treat both the original Note and any duplicate Note as being Outstanding for the purpose of determining the Principal Amount of Notes which may be issued hereunder or for the purpose of determining any percentage of Notes Outstanding hereunder, but both the original and duplicate Note shall be treated as one and the same.

     Upon the issuance of any new Note under this Section 2.08, the Issuer may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Note Registrar, any Authenticating Agent and the Trustee) connected therewith.

     The provisions of this Section 2.08 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

     SECTION 2.09. INTEREST RIGHTS PRESERVED; DATING OF NOTES. Each Note delivered under this Indenture upon transfer of or in exchange for or in lieu of any other Note shall carry all the rights to interest accrued and unpaid, and to accrue, which were carried by such other Note. Each Note shall bear an original issue date as provided in the Supplemental Indenture authorizing the issuance of the series of Notes of which such Note is a part and, upon the original delivery of a series of Notes or an exchange or transfer of Notes pursuant to Section
2.07 hereof, the Trustee or the Authenticating Agent, as the case may be, shall date each Note to be delivered as of the date of authentication thereof, except as may be otherwise provided in a Supplemental Indenture with respect to Notes of the series authorized to be issued thereby.

     SECTION 2.10. PERSONS DEEMED HOLDERS. The Issuer, the Trustee, each Authenticating Agent, each Paying Agent, each Note Registrar, each Tender Agent and any other agent of the Issuer may treat the Person in whose name any Registered Note is registered as the owner of such Note for the purpose of receiving payment of principal of (and premium, if any), interest on and any Carry-Over Amounts (and accrued interest thereon) with respect to such Note and (except as may be provided in a Supplemental Indenture with respect to Beneficial Ownership Interests) for all other purposes whatsoever, whether or not such Note be overdue, and neither the Issuer, the Trustee, any Authenticating Agent, any Paying Agent, any Note Registrar, any Tender Agent nor any other agent of the Issuer shall be affected by notice to the contrary.

     SECTION 2.11. CANCELLATION. All Notes surrendered for payment, redemption, transfer or exchange, if surrendered to the Trustee, shall be promptly canceled by it, and, if surrendered to any Person other than the Trustee, shall be delivered to the Trustee and, if not already canceled, shall be promptly canceled by it. The Issuer may at any time deliver to the Trustee for cancellation any Notes previously authenticated and delivered hereunder, which Notes so delivered shall be promptly canceled by the Trustee. All canceled Notes held by the Trustee shall be disposed of as directed by an Issuer Order.

     SECTION 2.12. CREDIT ENHANCEMENT FACILITIES AND SWAP AGREEMENTS. The Issuer may from time to time, pursuant to a Supplemental Indenture, enter into or obtain the benefit of any Credit Enhancement Facility with respect to any Notes of any series or any Swap Agreement; provided that (a) the Rating Agency Condition is satisfied with respect to any such Credit Enhancement Facility or Swap Agreement and (b) any such Credit Enhancement Facility or Swap Agreement satisfies any conditions specified in a prior Supplemental Indenture. Such Swap Agreement and any Supplemental Indenture in connection therewith shall clearly designate which payment provisions of the Swap Agreement are "amounts due in the ordinary course" and which payments are "termination, indemnity or other similar or extraordinary payments" as such terms are used herein, and the Trustee shall be entitled to rely on such designations.

     Notwithstanding anything in this Indenture to the contrary, (a) any Supplemental Indenture authorizing the execution by the Issuer of a Swap Agreement or Credit Enhancement Facility may include provisions with respect to the application and use of all amounts to be paid thereunder; (b) no amounts paid under any such Credit Enhancement Facility shall be part of the Trust Estate except to the extent, if any, specifically provided in such Supplemental Indenture and no Beneficiaries shall have any rights with respect to any such amounts so paid except as may be specifically provided in such Supplemental Indenture; (c) Notes of one or more series or any portions thereof may be secured by a pledge of any or all amounts payable pursuant to such Credit Enhancement Facility, in the manner and to the extent provided in such Supplemental Indenture, and such Notes may be either Senior Notes or Subordinate Notes for purposes hereof; and (d) except as otherwise provided in the Supplemental Indenture pursuant to which such Credit Enhancement Facility is obtained or such Swap Agreement is entered into, the Issuer's obligations under any such Credit Enhancement Facility or Swap Agreement shall be limited obligations, payable solely from the revenues and assets of the Issuer pledged therefor under this Indenture.

                                  ARTICLE III

                               PREPAYMENT OF NOTES

     SECTION 3.01. RIGHT OF PREPAYMENT. The Notes of any series shall be subject to redemption or principal distribution as provided in this Article III and in the Supplemental Indenture creating such series. As used in this Article III and elsewhere in this Indenture, references to "prepay" shall mean to make payments of principal prior to Stated Maturity, and shall be deemed to include references to "redeem" or "make distributions of principal with respect to," as appropriate.

     Notes which may be prepaid before their Stated Maturity shall be prepaid in accordance with their terms, this Indenture and (except as otherwise provided with respect to the Notes of any particular series by the provisions of the Supplemental Indenture creating such series) in accordance with this Article III.

     SECTION 3.02. ELECTION TO PREPAY OR PURCHASE; NOTICE TO TRUSTEE; SENIOR ASSET REQUIREMENT AND SUBORDINATE ASSET REQUIREMENT. The election of the Issuer to prepay any Notes or cause any Notes then subject to prepayment to be purchased by the Trustee (other than on a Tender Date) shall be evidenced by an Issuer Order, received by the Trustee no later than ten Business Days prior to the date on which notice of prepayment must be given in order to effect a prepayment on the Prepayment Date established with respect to a series of Notes in the Supplemental Indenture authorizing the issuance of the Notes of such series, stating the Prepayment Date, the Principal Amount, the series of Notes, and, if applicable, the Stated Maturity within a series, to be prepaid.

     Notwithstanding any provision hereof to the contrary but apart from the prepayment of Subordinate Notes which are no longer Outstanding by reason of
Section 9.01 hereof or the prepayment of Subordinate Notes on a Sinking Fund Payment Date, no prepayment or purchase (other than on a Tender Date) of Subordinate Notes by the Trustee shall be effected hereunder unless prior to the Trustee giving notice of redemption, transferring moneys to the Retirement Account to make a principal distribution or soliciting a purchase, as the case may be, the Issuer furnishes the Trustee an Issuer Certificate to the effect that, as of the date Subordinate Notes are to be selected for prepayment or purchase or such determination to prepay is made, and after giving effect to such prepayment or purchase, the Senior Asset Requirement will be met. Such Subordinate Notes may be prepaid on the Prepayment Date or purchased on the purchase date therefor if the foregoing conditions are met on the date such Notes are selected for redemption or purchase or as of the date on which moneys are transferred to the Retirement Account to make any distribution of principal with respect to such Notes, whether or not such conditions are met on the Prepayment Date or the date of purchase. Any election to prepay Notes of a series may also be conditioned upon such additional requirements as may be set forth in the Supplemental Indenture authorizing the issuance of such Notes.

     Notwithstanding any provision hereof to the contrary but apart from the prepayment of Junior Subordinate Notes which are no longer Outstanding by reason of Section 9.01 hereof or the prepayment of Junior Subordinate Notes on a Sinking Fund Payment Date, no prepayment or purchase (other than on a Tender
Date) of Junior Subordinate Notes by the Trustee shall be effected hereunder unless prior to the Trustee giving notice of redemption, transferring moneys to the Retirement Account to make a principal distribution or soliciting a purchase, as the case may be, the Issuer furnishes the Trustee an Issuer Certificate to the effect that, as of the date Junior Subordinate Notes are to be selected for prepayment or purchase or such determination to prepay is made, and after giving effect to such prepayment or purchase, both the Senior Asset Requirement and the Subordinate Asset Requirement will be met. Such Junior Subordinate Notes may be prepaid on the Prepayment Date or purchased on the purchase date therefor if the foregoing conditions are met on the date such Notes are selected for redemption or purchase or as of the date on which moneys are transferred to the Retirement Account to make any distribution of principal with respect to such Notes, whether or not such conditions are met on the Prepayment Date or the date of purchase. Any election to prepay Notes of a series may also be conditioned upon such additional requirements as may be set forth in the Supplemental Indenture authorizing the issuance of such Notes.

     SECTION 3.03. SELECTION BY TRUSTEE OF NOTES TO BE PREPAID. Subject to
Section 3.02 hereof, Balances deposited to the credit of the Retirement Account to provide for the payment of the Prepayment Price of Notes subject to mandatory redemption, or required distributions of principal with respect to Notes, shall be applied to the payment of Notes of all series subject to such prepayment (or to the reimbursement of any Credit Facility Provider for such payment) in such order of priority as may be established by the Supplemental Indentures pursuant to which such Notes have been issued or, in the absence of direction from such Supplemental Indentures, in the order of the Stated Maturities of such Notes, and among Notes with the same Stated Maturity, in the order in which such Notes were issued.

     If less than all Notes of a series are to be prepaid, the Trustee at the written direction of the Issuer shall select the particular Notes to be prepaid as provided in the Supplemental Indenture providing for the issuance of such Notes. The Trustee may provide for the selection for prepayment of portions of the principal of Notes in the denomination larger than the smallest authorized denomination of the Notes of that series or multiple thereof.

     The Trustee shall promptly notify the Issuer and any Paying Agent in writing of the Notes selected for prepayment and, in the case of any Note selected for partial prepayment, the Principal Amount thereof to be prepaid.

     For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the prepayment of Notes shall relate, in the case of any Note prepaid or to be prepaid only in part, to the portion of the principal of such Note which has been or is to be prepaid.

     SECTION 3.04. NOTICE OF PREPAYMENT. Notice of prepayment with respect to any series of Notes shall be given by first-class mail, postage prepaid, mailed by the date specified in the Supplemental Indenture creating such series to each Holder of Notes to be prepaid at the address of such Holder appearing in the Note Register; but neither failure to give such notice nor any defect in any notice so given shall affect the validity of the proceedings for prepayment of any Note not affected by such failure or defect.

     All notices of prepayment shall state:

          (a) the Prepayment Date;

          (b) the Prepayment Price;

          (c) the name (including series designation), Stated Maturity and CUSIP numbers of the Notes to be prepaid, the Principal Amount of Notes of each series to be prepaid, and, if less than all outstanding Notes of a series are to be prepaid, the identification (and, in the case of partial prepayment, the respective Principal Amounts) of the Notes of each series to be prepaid;

          (d) that, on the Prepayment Date, the Prepayment Price of and accrued interest on each such Note will become due and payable and that interest on each such Note shall cease to accrue on and after such date;

          (e) the place or places where such Notes are to be surrendered for payment of the Prepayment Price thereof and accrued interest thereon; and

          (f) if it be the case, that such Notes are to be prepaid by the application of certain specified trust moneys and for certain specified reasons.

     Within 60 days after any Prepayment Date, a second notice of prepayment shall be given, in the manner described above, to the Holder of any Note that was not presented for prepayment within 30 days after the Prepayment Date.

     SECTION 3.05. NOTES PAYABLE ON PREPAYMENT DATE AND SINKING FUND PAYMENT DATE. Notice of prepayment having been given as aforesaid, the Notes so to be prepaid shall, on the Prepayment Date, become due and payable at the Prepayment Price specified plus accrued interest thereon to the Prepayment Date and on and after such date (unless the Issuer shall default in the payment of the Prepayment Price and accrued interest) such Notes (or portions thereof) shall cease to bear interest. Upon surrender of any such Note for redemption in accordance with such notice, such Note shall be paid at the Prepayment Price thereof plus (unless the Prepayment Date is a regularly scheduled Interest Payment Date) accrued interest to the Prepayment Date. Installments of interest whose Stated Maturity is on or prior to the Prepayment Date shall continue to be payable to the applicable Noteholder.

     If any Note called for redemption shall not be so paid upon surrender thereof for redemption, the Prepayment Price and, to the extent lawful, interest thereon shall, until paid, bear interest from the Prepayment Date at the rate borne by the Note.

     SECTION 3.06. NOTES PREPAID IN PART. Any Note which is to be redeemed only in part shall (except as otherwise provided in the Supplemental Indenture pursuant to which the Notes of such series were issued) be surrendered to the Paying Agent (with, if the Paying Agent so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Paying Agent duly executed by, the Holder thereof or his, her or its attorney duly authorized in writing) and the appropriate officers of the Issuer shall execute and the Trustee or an Authenticating Agent shall authenticate and deliver to the Holder of such Note, without service charge, a new Note or Notes of the same series, of any authorized denomination or denominations, having the same Stated Maturity and interest rate as requested by such Holder, in aggregate Principal Amount equal to and in exchange for the unredeemed portion of the principal of the Note so surrendered.

     Any Note with respect to which a partial distribution of principal is made shall remain Outstanding in the then current Principal Amount. The Trustee shall retain a record of the Principal Amount of each Note any portion of the principal of which has been distributed, and shall give the Note Registrar (if other than the Trustee) prompt written notice of the current Principal Amount of each such Note as of the end of each calendar month.

     SECTION 3.07. PURCHASE OF NOTES. The Issuer may at any time, but subject to
Section 3.02 hereof, authorize and direct the Trustee to purchase Notes in the open market out of any funds available for such purpose, such purchases to be made at a price not in excess of the amount specified in this Indenture or, if no amount is specified, the Principal Amount thereof plus accrued interest and any applicable prepayment premium. In addition, the Issuer may, from time to time, direct the Trustee to request the submission of tenders following published notice requesting such submission prior to making the purchases authorized pursuant to this Section 3.07. The Issuer may specify the maximum and minimum period of time which shall transpire between the date upon which such notice is to be given and the date upon which such tenders are to be accepted or may authorize the Trustee to determine the same in its discretion. No tenders shall be considered or accepted at any price exceeding the maximum price specified by the Issuer for the purchase of Notes. The Trustee shall accept bids with the lowest price and, in the event the moneys available for purchase pursuant to such tenders are not sufficient to permit acceptance of all tenders and if there shall be tenders at an equal price above the amounts of moneys available for purchase, then the Trustee shall, determine in its discretion, the Notes tendered which shall be purchased. Prior to such acceptance and purchase the Issuer shall approve the Trustee's determination above. All Notes purchased by the Trustee pursuant to this Section 3.07 shall be canceled and not reissued.

                                   ARTICLE IV

                         CREATION OF FUNDS AND ACCOUNTS;
                     CREDITS THERETO AND PAYMENTS THEREFROM

     SECTION 4.01. CREATION OF FUNDS AND ACCOUNTS. There are hereby created and established the following Funds and Accounts to be held by the Trustee and maintained in accordance with the provisions of this Indenture:

          (a) an Acquisition Fund;

          (b) an Administration Fund;

          (c) a Reserve Fund;

          (d) a Collection Fund;

          (e) a Debt Service Fund, within which there shall be an Interest Account, a Principal Account and a Retirement Account; and

          (f) a Surplus Fund.

     The Supplemental Indenture for any series of Notes may provide for the creation of additional Funds, separate Accounts within any Fund or separate subaccounts within any Account, into which moneys representing proceeds of such series, moneys set aside for the payment of such series, or moneys otherwise allocable to such series shall be deposited or credited. Notwithstanding the creation of such Accounts or subaccounts, moneys therein shall (except as provided in this Section 4.01 with respect to amounts paid pursuant to a Credit Enhancement Facility and amounts set aside in an Escrow Account as hereinafter defined) be available for any purpose for which other moneys in the Fund of which such Account is a part or the Account of which such subaccount is a part, as the case may be, are authorized to be applied or used.

     Any Supplemental Indenture providing for the issuance of any series of Notes, the payment of which is to be provided pursuant to or secured by a Credit Enhancement Facility, shall also provide for the creation of separate subaccounts within the Interest Account, the Principal Account and the Retirement Account. Any payment received pursuant to such Credit Enhancement Facility shall be deposited into such subaccounts, and moneys deposited therein shall be used only for the payment of Debt Service on Notes of such series, or for such other purposes as may be permitted by such Supplemental Indenture, upon the conditions set forth in such Supplemental Indenture.

     Any Supplemental Indenture providing for the issuance of any series of Notes which (or the Beneficial Ownership Interests in which) must, upon the occurrence of certain circumstances, or may, at the option of the Holder or Beneficial Owner, be tendered for purchase by or on behalf of the Issuer shall also provide for the creation of a separate Fund for such purpose. Any payment received from any source provided for in accordance with the provisions in the Supplemental Indenture (including proceeds of remarketing of such Notes or Beneficial Ownership Interests, amounts provided pursuant to a Credit Enhancement Facility which provides liquidity for the payment of such purchase price, or amounts received from other sources) shall be deposited into such Fund, and moneys deposited therein shall be used only for the payment of the purchase price of Notes of such series (or the Beneficial Ownership Interests therein) on a Tender Date, or for such other purposes as may be permitted by such Supplemental Indenture (including reimbursement of the Credit Facility Provider for the payment of such purchase price).

     In addition, a Supplemental Indenture may provide for the creation of one or more Escrow Accounts (each, an "Escrow Account") within the Debt Service Fund, upon the defeasance of Notes pursuant to Section 9.01. Moneys deposited in any Escrow Account shall be used only for the payment of the Notes with respect to which the Escrow Account was established.

     No interest shall be paid by the Trustee on moneys on deposit in the Funds and Accounts established pursuant to this Indenture. Moneys on deposit in such Funds and Accounts shall be invested in accordance with Section 4.10 hereof.

     SECTION 4.02. ACQUISITION FUND. With respect to each series of Notes, the Trustee shall, upon delivery to the initial purchasers thereof and from the proceeds thereof, credit to the Acquisition Fund the amount, if any, specified in the Supplemental Indenture providing for the issuance of such series of Notes. The Trustee shall also deposit in the Acquisition Fund: (a) any funds to be transferred thereto from the Collection Fund as provided in Section 4.05 hereof, or from the Surplus Fund as provided in Section 4.07 hereof; and (b) any other amounts specified in a Supplemental Indenture to be deposited therein.

     Balances in the Acquisition Fund shall be used only for (a) the acquisition of Eligible Loans including the payment of any related Premium and origination and guarantee fees, if any, and any related Add-On Loan; (b) the redemption or purchase of, or distribution of principal with respect to, Notes as provided in a Supplemental Indenture providing for the issuance of such Notes; (c) the payment of Debt Service on the Notes and Other Obligations when due (upon transfer to the Debt Service Fund as set forth below in this Section 4.02); (d) following the Acquisition Period, the deposit of amounts into the Surplus Fund;
(e) the deposit of amounts into the Administration Fund to pay Administration Fees, Servicing Fees and Note Fees; or (f) such other purposes related to the Issuer's loan programs as may be provided in the Supplemental Indenture authorizing a series of Notes. The Trustee shall make payments from the Acquisition Fund to Lenders for the acquisition of Eligible Loans, including all related Premiums and origination and guarantee fees, if any, in connection therewith, and any related Add-On Loan, upon receipt by the Trustee of an Eligible Loan Acquisition Certificate and all documents and certificates required thereby. Notwithstanding the foregoing, the Issuer shall not pay any Premium except as permitted by a Supplemental Indenture.

     If, on any Monthly Calculation Date, the Balance in the Acquisition Fund available for such purpose is less than the amount set forth in an Issuer Certificate as the amount expected to be needed to pay such origination fees, guarantee fees, related premiums and other fees due in the next month, the Trustee shall transfer upon written direction of the Issuer to the Acquisition Fund an amount equal to such deficiency from the following Funds in the following order of priority: the Collection Fund and the Surplus Fund.

     Balances in the Acquisition Fund (other than any portion of such Balance consisting of Financed Student Loans) shall be transferred to the credit of the Debt Service Fund on the Monthly Calculation Date of each calendar month to the extent required to provide for the payment of the Debt Service on the Notes and any Other Obligations, all as provided in Section 4.06 hereof. In connection with the transfer contemplated in the preceding sentence, to the extent that the Trustee does not receive timely transfer instructions from the Issuer, the Trustee shall use its reasonable best efforts to effectuate such transfer without further authorization or direction. If any amounts have been transferred to the Debt Service Fund pursuant to this paragraph, the Trustee shall, to the extent necessary to cure the deficiency in the Acquisition Fund as a result of such transfer or transfers, transfer to the Acquisition Fund amounts from the Collection Fund as provided in Section 4.05 hereof.

     On the first Monthly Calculation Date following the end of the Acquisition Period relating to a series of Notes, the Trustee shall transfer from the Acquisition Fund to the Retirement Account of the Debt Service Fund, for the redemption of, or distribution of principal with respect to, Notes, an amount equal to the Remaining Acquisition Amount.

     The Principal Balance of Financed Student Loans in the Acquisition Fund shall be included in the Balance of the Acquisition Fund until such Financed Student Loans shall have been paid in full or sold or exchanged as herein provided. Interest and principal payments, including Guarantee payments, and Special Allowance Payments received with respect to Financed Student Loans (excluding, except as otherwise provided in a Supplemental Indenture, any federal interest subsidy payments and Special Allowance Payments that accrued prior to the date on which such Student Loans were Financed) and proceeds from the sale or other conveyance of Financed Student Loans shall be credited to the Collection Fund as provided in Section 4.05 hereof.

     Except as otherwise set forth in a Supplemental Indenture and except for assignment of Financed Eligible Loans to a Guarantee Agency for claims payment, the Issuer may direct the Trustee to sell one or more Student Loans Financed with moneys in the Acquisition Fund only upon compliance with the following: (a) in exchange for one or more Eligible Loans (of approximately the same aggregate Principal Balance and accrued borrower interest as such Financed Student Loans) which (i) evidence the additional obligations of borrowers whose Student Loans have been previously Financed hereunder; or (ii) are to be substituted for Financed Student Loans which are not Eligible Loans (except that no sale shall be made pursuant to clause (a) to the Sponsor or an affiliate of the Sponsor except to remedy a breach of representation in the Loan Purchase Agreement); or
(b) to an affiliate of the Issuer (but not to College Loan Corporation or any other party that has sold such Financed Student Loans to the Issuer) at a price equal to or greater than the Principal Balance of such Student Loan as of the sale date, plus any Unamortized Premium and borrower accrued interest; provided that prior to any such sale and exchange pursuant to (a) the Trustee shall have received an Eligible Loan Acquisition Certificate and all documents and certifications required thereby with respect to all Eligible Loans to be so transferred pursuant to this Indenture in exchange, together with (i) in the case of Eligible Loans referred to in the preceding clause (a)(i), an Issuer Certificate certifying that such sale and exchange will not materially adversely affect the Issuer's ability to pay Debt Service on the Outstanding Notes and Outstanding Other Obligations, Carry-Over Amounts (including accrued interest thereon) with respect to Outstanding Notes, Servicing Fees, Administration Fees or Note Fees; and (ii) a written instrument satisfactory to the Trustee assigning all right, title, interest and privilege of the Issuer in, to and under the student loan purchase agreement pursuant to which each such Eligible Loan to be transferred to this Indenture was acquired by the Issuer (or by the Eligible Lender Trustee on behalf of the Issuer), to the extent such right, title, interest and privilege relate to such Eligible Loan; and provided further that in the case of the sale of any such Financed Student Loans pursuant to (b) above and prior to such sale, the Issuer shall also (A) certify to the Trustee that the proceeds of such sale will be deposited in the Collection Fund and will be used to redeem Notes within the next 60 days pursuant to Section 4.05(m) and
(B) provide the Trustee with a bring-down of the "true sale" opinion rendered in connection with the original issuance of the Notes under this Indenture. Within 60 days following the acquisition of any Eligible Loans pursuant to (a) above, the Issuer shall have a Servicer or other independent agent of the Issuer verify that a sampling of such Eligible Loans acquired with the proceeds of such loan sale comply with the Act and the Issuer shall receive a bring down of the "true sale" opinion rendered in connection with the original issuance of any Notes under the Indenture. Any money received by the Issuer in connection with a sale and exchange of Financed Student Loans pursuant to this paragraph, including those moneys representing the excess of the aggregate Principal Balance of and accrued borrower interest on such Financed Student Loans released from this Indenture over the aggregate Principal Balance of and accrued borrower interest on the Eligible Loans transferred to this Indenture in exchange therefor, shall be deposited to the credit of the Collection Fund in accordance with the preceding paragraph (except, in the case of sales pursuant to (b) above in which case all such sale proceeds shall be used to redeem Notes). Any such Eligible Loans so transferred to this Indenture in exchange for Student Loans previously Financed from the Acquisition Fund shall, for all purposes of this Indenture, be deemed to have been Financed with moneys in the Acquisition Fund and shall be credited to the Acquisition Fund and included in the Balance thereof.

     In order to facilitate the acquisition of Eligible Loans being originated by College Loan Corporation, the Issuer may instruct the Trustee to establish an Account or Accounts within the Acquisition Fund pursuant to the terms and provisions of an Acquisition Account Agreement which permits the purchase price for one or more Eligible Loans to be withdrawn from such Account by College Loan Corporation, or its agent, upon receipt by the Originating Agent (as defined in the Acquisition Account Agreement), as custodian for the Trustee, of the documentation evidencing the Eligible Loans to be purchased. Moneys in the Acquisition Fund may be transferred upon written direction of the Issuer to an Account established pursuant to an Acquisition Account Agreement upon receipt by the Trustee of an Acquisition Account Deposit Certificate. Once deposited to an Account established pursuant to the terms and provisions of an Acquisition Account Agreement, moneys within such Account may be disbursed by the Trustee for the acquisition of one or more Eligible Loans upon receipt by the Trustee of a Originated Loan Certificate and all documents and certificates required thereby.

     Pending application of moneys in the Acquisition Fund, such moneys shall be invested in Investment Securities, as provided in Section 4.10 hereof, and any earnings on or income from such investments shall be deposited in the Collection Fund as provided in Section 4.05 hereof.

     SECTION 4.03. ADMINISTRATION FUND. With respect to each series of Notes, the Trustee shall, upon delivery thereof and from the proceeds thereof, credit to the Administration Fund the amount, if any, specified in the Supplemental Indenture providing for the issuance of such series of Notes. The Trustee shall also credit to the Administration Fund all amounts transferred thereto from the Collection Fund as provided in Section 4.05 hereof and the Surplus Fund as provided in Section 4.07 hereof. Amounts in the Administration Fund shall be used for the payment of Costs of Issuance, Servicing Fees, Administration Fees and Note Fees as provided in this Section 4.03

     On each Monthly Calculation Date, the Trustee shall transfer and credit to the Administration Fund moneys available hereunder for transfer thereto in such amounts and at such times as an Authorized Officer of the Issuer shall direct by Issuer Order, for the payment of Servicing Fees, Administration Fees and Note Fees due during the next month. Deposits to the credit of the Administration Fund shall be made from the following sources in the following order of priority: the Collection Fund to the extent and in the manner provided in
Section 4.05 hereof; and the Surplus Fund to the extent and in the manner provided in Section 4.07 hereof.

     Amounts in the Administration Fund may, subject to any limitations specified in a Supplemental Indenture, be paid out for Servicing Fees, Administration Fees or Note Fees at any time upon receipt of an Issuer Order and shall be paid in the full amount designated therein. Amounts in the Administration Fund may, as provided in a Supplemental Indenture pursuant to which Notes are issued, be paid out for Costs of Issuance related to such Notes upon receipt of an Issuer Order and shall be paid in the full amount designated therein. Upon receipt by the Trustee of Issuer Orders directing the payment of Note Fees or Costs of Issuance to designated payees in designated amounts for stated services or, in the case of reimbursement of the Issuer for its payment of such Note Fees or Costs of Issuance or the payment of Servicing Fees or Administration Fees (to the extent permitted in this Section), to the Issuer, and in each case certifying that such payment is authorized by this Indenture, be used for and applied only to pay Servicing Fees, Administration Fees, Note Fees and Costs of Issuance or to reimburse another fund, account or other source of the Issuer for the previous payment of Administration Fees, Servicing Fees, Note Fees or Costs of Issuance. Payments from the Administration Fund for such purposes shall be made by check or wire transfer by the Trustee in accordance with such Issuer Orders. Amounts in the Administration Fund in excess of amounts needed to pay Servicing Fees, Administration Fees or Note Fees may, upon Issuer Order, be transferred to the Collection Fund.

     Pending application of moneys in the Administration Fund, the moneys therein shall be invested in Investment Securities, as provided in Section 4.10 hereof, and any earnings on or income from such investments shall be deposited in the Collection Fund as provided in Section 4.05 hereof.

     SECTION 4.04. RESERVE FUND. Immediately upon the delivery of any series of Notes, and from the proceeds thereof or, at the option of the Issuer, from any amounts to be transferred thereto from the Surplus Fund pursuant to Section 4.07 hereof or from any other available moneys of the Issuer not otherwise credited to or payable into any Fund or Account under this Indenture or otherwise subject to the pledge and security interest created by this Indenture, the Trustee shall credit to the Reserve Fund the amount, if any, specified in the Supplemental Indenture providing for the issuance of that series of Notes, such that upon issuance of such Notes, the Balance in the Reserve Fund shall not be less than the Reserve Fund Requirement.

     If on any Monthly Calculation Date the Balance in the Reserve Fund shall be less than the Reserve Fund Requirement, the Trustee shall transfer and credit thereto an amount equal to the deficiency from the following Funds and Accounts in the following order of priority (to the extent not required for credit to the Administration Fund, the Debt Service Fund or the Acquisition Fund): the Collection Fund and the Surplus Fund.

     The Balance in the Reserve Fund shall be used and applied solely for the payment when due of Debt Service on the Notes and the Other Obligations and the other purposes specified in Section 4.06 hereof. Amounts in the Reserve Fund shall be transferred by the Trustee to the credit of the Debt Service Fund at any time and to the extent that the Balance therein and the Balances available for deposit to the credit thereof from the Collection Fund and the Surplus Fund are insufficient to meet the requirements specified in Section 4.06 hereof for deposit to the credit of the Debt Service Fund at such time; (provided, however, that such amounts shall be applied in the following order: (a) to the payment of interest on the Senior Notes and the payment of Other Senior Obligations payable from the Interest Account, (b) to the payment of principal and the purchase price of the Senior Notes and the payment of Other Senior Obligations payable from the Principal Account, (c) to the payment of interest on the Subordinate Notes and the payment of Other Subordinate Obligations payable from the Interest Account and (d) to the payment of principal and the purchase price of the Subordinate Notes and the payment of Other Subordinate Obligations payable from the Principal Account.

     On the Stated Maturity or any Prepayment Date of any Notes, amounts in the Reserve Fund shall, upon Issuer Order, be applied to the payment at Maturity or prepayment of all Outstanding Notes of a series, to the extent that such application will not reduce the Balance of the Reserve Fund below the Reserve Fund Requirement (calculated as though the Notes to be retired on such Stated Maturity or Prepayment Date were not Outstanding as of the date of such calculation), and, after giving effect to such payment or prepayment, the conditions of Section 3.02 will be met. In addition, at any time when the aggregate of the Balances in the Debt Service Fund, the Reserve Fund and the Surplus Fund (exclusive of Financed Student Loans) equals an amount sufficient to discharge and satisfy the obligations of the Issuer with respect to all of the Outstanding Notes and Other Obligations, all in the manner described in
Section 9.01 hereof, said Balances shall, upon Issuer Order, be so applied.

     Notwithstanding the foregoing, if on any Monthly Calculation Date the Balance in the Reserve Fund exceeds the Reserve Fund Requirement, such excess shall, upon Issuer Order, be transferred to the Collection Fund.

     Pending application of moneys in the Reserve Fund, the moneys therein shall be invested in Investment Securities as provided in Section 4.10 hereof, and any earnings on or income from such investments shall be deposited in the Collection Fund as provided in Section 4.05 hereof.

     SECTION 4.05. COLLECTION FUND. The Trustee shall credit to the Collection
Fund: (a) all amounts received as interest, including federal interest subsidy payments, late fees and principal payments with respect to Financed Student Loans, including all Guarantee payments, and all Special Allowance Payments with respect to Financed Student Loans (excluding, unless otherwise provided in a Supplemental Indenture, any federal interest subsidy payments and Special Allowance Payments that accrued prior to the date on which such Student Loans were Financed as directed by the Issuer in writing or as set forth in a report of a Servicer provided to the Trustee); (b) unless otherwise provided in a Supplemental Indenture, proceeds of any sale of any Financed Student Loans as permitted by Section 4.02; (c) amounts transferred thereto from the Acquisition Fund as provided in Section 4.02, from the Administration Fund as provided in
Section 4.03, and from the Reserve Fund as provided in Section 4.04; (d) all amounts received as earnings on or income from Investment Securities in the Acquisition Fund, the Administration Fund, the Reserve Fund, the Collection Fund, the Debt Service Fund and the Surplus Fund; and (e) all Counterparty Swap Payments.

     The Issuer shall cause all amounts required to be credited to the Collection Fund, upon receipt by the Issuer or a Servicer, or any agent thereof, as the case may be, to be forthwith transmitted to the Trustee for such credit.

     On each Monthly Calculation Date, the Trustee shall transfer the moneys received during the preceding month in the Collection Fund, as follows and in the order set forth below (upon receipt of an Issuer Order not inconsistent herewith):

          (a) to make any payments required under a Joint Sharing Agreement;

          (b) to make any payments due and payable by the Issuer to the U.S. Department of Education related to the Financed Student Loans or any other payment due and payable to a Guarantee Agency relating to its Guarantee of Financed Student Loans;

          (c) to the credit of the Administration Fund to the extent and in the manner provided in Section 4.03 hereof;

          (d) to the credit of the Interest Account to the extent and in the manner provided in Section 4.06(a) hereof to provide for the payment of interest on Senior Notes or Other Senior Obligations (except, with respect to Senior Swap Agreements, only amounts due in the ordinary course and not any termination, indemnity or other similar or extraordinary payment without satisfaction of a Rating Agency Condition) payable therefrom;

          (e) to the credit of the Principal Account to the extent and in the manner provided in Section 4.06(b) hereof to provide for the payment of principal of Senior Notes at their Stated Maturity or on a Sinking Fund Payment Date, or the reimbursement of Senior Credit Facility Providers for the payment of principal of the Notes;

          (f) to the credit of the Interest Account to the extent and in the manner provided in Section 4.06(a) hereof to provide for the payment of interest on Subordinate Notes or Other Subordinate Obligations (except, with respect to Subordinate Swap Agreements, only amounts due in the ordinary course and not any termination, indemnity or other similar or extraordinary payment without satisfaction of a Rating Agency Condition) payable therefrom;

          (g) to the credit of the Principal Account to the extent and in the manner provided in Section 4.06(b) hereof to provide for the payment of principal of Subordinate Notes at their Stated Maturity or on a Sinking Fund Payment Date, or the reimbursement of Subordinate Credit Facility Providers for the payment of principal of the Notes;

          (h) to the credit of the Reserve Fund to the extent and in the manner provided in Section 4.04 hereof;

          (i) to the credit of the Interest Account to the extent and in the manner provided in Section 4.06(a) hereof to provide for the payment of interest on Junior Subordinate Notes or Other Junior Subordinate Obligations (except, with respect to Junior Subordinate Swap Agreements, only amounts due in the ordinary course and not any termination, indemnity or other similar or extraordinary payment without satisfaction of a Rating Agency Condition) payable therefrom;

          (j) to the credit of the Principal Account to the extent and in the manner provided in Section 4.06(b) hereof to provide for the payment of principal of Junior Subordinate Notes at their Stated Maturity or on a Sinking Fund Payment Date or the reimbursement of Junior Subordinate Credit Facility Providers for the payment of principal of the Notes;

          (k) to make such other payments or distributions as may be set forth in a Supplemental Indenture upon satisfaction of a Rating Agency Condition;

          (l) during the Revolving Period and at the option of the Issuer, to the credit of the Acquisition Fund to acquire Eligible Loans and, within 180 days after the Revolving Period, at the option of the Issuer, to the credit of the Acquisition Fund, an amount equal to any Add-On Loans required to be funded under the Higher Education Act;

          (m) to the credit of the Retirement Account, but only at the direction of the Issuer, to the extent and in the manner provided in Section 4.06(c) hereof for the redemption of, or distribution of principal with respect to, Notes (or the reimbursement of Credit Facility Providers for the payment of the Prepayment Price of the Notes);

          (n) to the credit of the Interest Account to the extent and in the manner provided in Section 4.06(a) for the payment of Carry-Over Amounts (and interest thereon) with respect to the Senior Notes;

          (o) (but only if the Senior Asset Percentage would be at least 100% upon the application of such amounts), to the credit of the Interest Account to the extent and in the manner provided in Section 4.06(a) for the payment of Carry-Over Amounts (and interest thereon) with respect to the Subordinate Notes;

          (p) (but only if the Senior Asset Percentage and the Subordinate Asset Percentage would be at least 100% upon the application of such amounts), to the credit of the Interest Account to the extent and in the manner provided in Section 4.06(a) for the payment of Carry-Over Amounts (and interest thereon) with respect to the Junior Subordinate Notes;

          (q) to the credit of the Interest Account for the payment of termination, indemnity or other similar or extraordinary payments due under Senior Swap Agreements;

          (r) to the credit of the Interest Account for the payment of termination, indemnity or other similar or extraordinary payments due under Subordinate Swap Agreements;

          (s) to the credit of the Interest Account for the payment of termination, indemnity or other similar or extraordinary payments due under Junior Subordinate Swap Agreements;

          (t) to the Retirement Account of the Debt Service Fund, to provide for the redemption of, or distribution of principal with respect to, Notes until, after applying these amounts, the Asset Release Requirement shall be satisfied; and

          (u) to the credit of the Surplus Fund in the manner provided in
     Section 4.07 hereof.

     Pending application of moneys in the Collection Fund, such moneys shall be invested in Investment Securities as provided in Section 4.10 hereof, and any earnings on or income from such investments shall be retained therein.

     SECTION 4.06. DEBT SERVICE FUND. The Debt Service Fund shall be used only for the payment of principal of, premium, if any, and interest on the Notes, the purchase price of the Notes to be purchased in accordance with Section 3.07 hereof, Other Obligations and Carry-Over Amounts (including any accrued interest thereon).

          (a) INTEREST ACCOUNT. With respect to each series of Notes, the Trustee shall, upon delivery to the original purchasers thereof and from the proceeds thereof, credit to the Interest Account the amount, if any, specified in the Supplemental Indenture providing for the issuance of such series of Notes. The Trustee shall also deposit in the Interest Account (i) that portion of the proceeds from the sale of the Issuer's refunding bonds, notes or other evidences of indebtedness, if any, to be used to pay interest on the Notes; (ii) all payments under any Credit Enhancement Facilities by Credit Facility Providers to be used to pay interest on Notes; and (iii) all amounts required to be transferred thereto from the Funds and Accounts specified in this Section 4.06(a).

          With respect to each series of Notes on which interest is paid at intervals of less than every 60 days, the Trustee shall deposit to the credit of the Interest Account on each Monthly Calculation Date an amount equal to the interest that will become payable on such Notes during the following calendar month. With respect to each series of Notes on which interest is paid at intervals of more than every 60 days, the Trustee shall make equal monthly deposits to the credit of the Interest Account on each Monthly Calculation Date preceding each Interest Payment Date, to aggregate the full amount of such interest. With respect to Variable Rate Notes for which any such amount cannot be determined on the Monthly Calculation Date, the Trustee will make such deposit based upon assumptions set forth in the Supplemental Indenture authorizing such Notes.

          With respect to each Swap Agreement under which Issuer Swap Payments are paid no less frequently than every 60 days, the Trustee shall deposit to the credit of the Interest Account on each Monthly Calculation Date an amount equal to the Issuer Swap Payments that will become payable under such Swap Agreement during the following calendar month. With respect to each Swap Agreement under which Issuer Swap Payments are paid less frequently than every 60 days, the Trustee shall make equal monthly deposits to the credit of the Interest Account on each Monthly Calculation Date preceding each date on which such Issuer Swap Payments are due, to aggregate the full amount of such Issuer Swap Payments. With respect to any Swap Agreement for which any such amount cannot be determined on the Monthly Calculation Date, the Trustee will make such deposit based upon assumptions set forth in the Supplemental Indenture authorizing such Swap Agreement.

          With respect to each Credit Enhancement Facility under which fees or premiums are due no less frequently than every 60 days, the Trustee shall deposit to the credit of the Interest Account on each Monthly Calculation Date an amount equal to the fees or premiums that will become payable under such Credit Enhancement Facility during the following calendar month. With respect to each Credit Enhancement Facility under which fees or premiums are paid less frequently than every 60 days, the Trustee shall make equal monthly deposits to the credit of the Interest Account on each Monthly Calculation Date preceding each Interest Payment Date, to aggregate the full amount of such fees or premiums.

          In making the deposits required to be deposited and credited to the Interest Account, all other deposits and credits otherwise made or required to be made to the Interest Account shall, to the extent available for such purpose, be taken into consideration and allowed for. Each deposit required by this Section 4.06(a) to pay the foregoing amounts shall be made by transfer from the following Funds and Accounts, in the following order of priority: the Collection Fund, the Surplus Fund, the Reserve Fund and, as to Senior Notes and Other Senior Obligations only, the Acquisition Fund (other than that portion of the Balance thereof consisting of Financed Student Loans).

          On each Monthly Calculation Date, if any Carry-Over Amount (including any accrued interest thereon) will be due and payable with respect to a series of Notes during the next month, as provided in the related Supplemental Indenture, the Trustee shall transfer to the Interest Account (to the extent amounts are available therefor in the Collection Fund or the Surplus Fund after taking into account all prior applications of moneys in such Funds on such Monthly Calculation Date in accordance with Sections
     4.05 and 4.07 hereof) an amount equal to such Carry-Over Amount (including any accrued interest thereon) so due and payable.

          The moneys in the Interest Account required for the payment of interest on the Notes of any series (including, without limitation, the payment of that portion of the purchase price of Notes purchased pursuant to Section 4.06(b) or 4.06(c) hereof attributable to accrued interest thereon), any Issuer Swap Payments or fees payable to a Credit Facility Provider under a Credit Enhancement Facility or any Carry-Over Amount (including any accrued interest thereon) shall be applied by the Trustee to the payment of such interest or amounts when due without further authorization or direction, except that the Issuer shall provide written direction as to any Issuer Swap Payments or fees payable to a Credit Facility Provider under a Credit Enhancement Facility.

          Pending application of moneys in the Interest Account, such moneys shall be invested in Investment Securities as provided in Section 4.10 hereof, and any earnings on or income from such investments shall be deposited in the Collection Fund as provided in Section 4.05 hereof.

          (b) PRINCIPAL ACCOUNT. With respect to each series of Notes, the Trustee shall, upon delivery to the original purchasers thereof and from the proceeds thereof, credit to the Principal Account the amount, if any, representing premium on such Notes paid as part of the purchase price thereof. The Trustee shall also deposit to the credit of Principal Account:
     (i) that portion of the proceeds from the sale of the Issuer's bonds, notes or other evidences of indebtedness, if any, to be used to pay principal of the Notes on a Principal Payment Date; (ii) all payments under any Credit Enhancement Facility to be used to pay principal of Notes; and (iii) all amounts required to be transferred thereto from the Funds and Accounts specified in this Section 4.06(b).

          Each deposit required by this Section 4.06(b) to pay the foregoing amounts shall be made by transfer from the following Funds, in the following order of priority (after transfers therefrom to the Interest Account required on the date of any such transfer): the Collection Fund, the Surplus Fund, the Reserve Fund and, as to Senior Notes and Other Senior Obligations only, the Acquisition Fund (other than that portion of the Balance thereof consisting of Financed Student Loans).

          The moneys in the Principal Account required for the payment of the principal of Notes at the Stated Maturity thereof or on a Sinking Fund Payment Date therefor (or for the reimbursement to any Credit Facility Provider for the payment of such principal) shall be applied by the Trustee to such payment when due without further authorization or direction.

          Subject to Section 3.02 hereof, Balances in the Principal Account may also be applied to the purchase of Notes at a purchase price (including any brokerage or other charges) not to exceed the Principal Amount thereof plus accrued interest, in accordance with the provisions of Section 3.07 hereof, or to the redemption of or distribution of principal with respect to Notes at a Prepayment Price not to exceed the Principal Amount thereof plus accrued interest, upon transfer to the Retirement Account, as determined by the Issuer at such time, provided the Trustee shall have first certified that no deficiency exists at such time in the Debt Service Fund. Any such purchase, redemption, or distribution of principal shall be limited to those Notes whose Stated Maturity or Sinking Fund Payment Date is the next succeeding Principal Payment Date. If any moneys credited to the Principal Account for the retirement of the Term Notes are applied to the purchase or redemption of, or distribution of principal with respect to, such Notes as provided in this Section 4.06(b), the Principal Amount of such Notes to be prepaid on the next respective Sinking Fund Payment Date shall be reduced by the Principal Amount of the Notes so purchased, redeemed or distributed; provided, however, that no Term Notes shall be so purchased during the interval between the date on which notice of prepayment of said Notes on a Sinking Fund Payment Date is given and the date of prepayment set forth in such notice, unless the Notes so purchased are Notes called for prepayment in such notice or are purchased from moneys other than those credited to the Principal Account with respect to sinking fund installments.

          All Notes retired by prepayment, purchase or payment at Stated Maturity pursuant to this Section 4.06(b) shall be canceled and shall not be reissued. The accrued interest to be paid on the prepayment, purchase or payment at Stated Maturity of such Notes shall be paid from the Interest Account.

          Pending application of moneys in the Principal Account, such moneys shall be invested in Investment Securities as provided in Section 4.10 hereof, and any earnings on or income from such investments shall be deposited in the Collection Fund as provided in Section 4.06 hereof.

          (c) RETIREMENT ACCOUNT. The Trustee shall deposit to the credit of the Retirement Account (i) any amounts transferred thereto from the Acquisition Fund, the Collection Fund, the Reserve Fund, the Surplus Fund or the Principal Account to provide for the redemption or purchase of, or the distribution of principal with respect to, Notes; (ii) that portion of the proceeds from the sale of the Issuer's bonds, notes or other evidences of indebtedness, if any, to be used to pay the principal or Prepayment Price of Notes on a date other than the Stated Maturity thereof or a Sinking Fund Payment Date therefor; (iii) that portion of the proceeds of the sale or securitization of an Eligible Loan, if any, to be used to pay the principal or Prepayment Price of Notes on a date other than the Stated Maturity thereof or a Sinking Fund Payment Date thereof; and (iv) all payments made by a Credit Facility Provider under a Credit Enhancement Facility to be used to pay the principal or Prepayment Price of Notes payable from the Retirement Account.

     Subject to Section 3.02 hereof, all redemptions of and distributions of principal with respect to Notes (other than at Stated Maturity or on a Sinking Fund Payment Date), shall be made with moneys deposited to the credit of the Retirement Account. Moneys in the Retirement Account shall also be used for the reimbursement to any Credit Facility Provider for the payment of such amounts pursuant to a Credit Enhancement Facility.

     Subject to Section 3.02 hereof, Balances in the Retirement Account may also be applied to the purchase of Notes at a purchase price (including any brokerage or other charges) not to exceed the Principal Amount thereof plus accrued interest plus any then applicable prepayment premium, in accordance with the provisions of Section 3.07 hereof, as determined by the Issuer at such time; provided the Trustee shall have first certified that no deficiency exists at such time in the Debt Service Fund.

     In the event that Notes are to be prepaid from the Retirement Account on a date other than a regularly scheduled Interest Payment Date or are to be purchased from Balances in the Retirement Account pursuant to the preceding paragraph, accrued interest on such Notes shall be paid from the Interest Account.

     The moneys in the Retirement Account required for the payment of the Prepayment Price of Notes to be redeemed, or required distributions or principal with respect to Notes (or for the reimbursement to any Credit Facility Provider for the payment of such amounts) shall be applied by the Trustee to such payment when due without further authorization or direction.

     Pending application of moneys in the Retirement Account, such moneys shall be invested in Investment Securities as provided in Section 4.10 hereof, and any earnings on or income from such investment shall be deposited in the Collection Fund as provided in Section 4.06 hereof.

     SECTION 4.07. SURPLUS FUND. On each Monthly Calculation Date, the Trustee shall transfer from the Collection Fund to the Surplus Fund any amounts permitted to be transferred to the Surplus Fund pursuant to Section 4.05 hereof. The Trustee shall also credit to the Surplus Fund any amounts transferred from the Acquisition Fund pursuant to Section 4.02.

     At any time there is a deficiency in any of the other Funds or Accounts, Balances in the Surplus Fund shall be transferred to such Funds or Accounts to remedy such deficiency in the same order of priority as set forth in Section
4.06 hereof for the application of moneys in the Collection Fund.

     Upon receipt by the Trustee of an Issuer Order directing such transfer, Balances in the Surplus Fund may also be transferred to the Acquisition Fund for the acquisition of Eligible Loans and as further authorized or limited in a Supplemental Indenture.

     Subject to Section 3.02 hereof, Balances in the Surplus Fund may also be applied to any one or more of the following purposes at any time as determined by the Issuer at such time, provided the Trustee shall have first certified that no deficiencies exist at such time in the Administration Fund, the Debt Service Fund or the Reserve Fund:

          (a) transfer to the Retirement Account for the redemption or purchase of, or the distribution of principal with respect to, Notes;

          (b) the purchase of Notes in accordance with the provisions of Section
     3.07 hereof; or

          (c) transfer to the Acquisition Fund for the acquisition of Eligible Loans pursuant to Section 4.02 hereof.

     Any amounts in the Surplus Fund shall, upon Issuer Order, be released to the Issuer free and clear of the lien of this Indenture or may be released free and clear of the lien of this Indenture to make indemnity payments required pursuant to the terms of a Servicing Agreement if, after taking into account any such release and excluding, for these purposes only, from the calculation of Aggregate Value, any Financed Student Loans which are not Eligible Loans, the Asset Release Requirement will be met.

     Pending application of moneys in the Surplus Fund, such moneys shall be invested in Investment Securities as provided in Section 4.10 hereof, and any earnings on or income from such investments shall be deposited in the Collection Fund as provided in Section 4.05 hereof.

     SECTION 4.08. TERMINATION. When no Notes remain Outstanding and no Other Obligations are Outstanding, the Trustee shall transfer to the Issuer, or to the order of the Issuer, the Balances in all Funds and Accounts if, and to the extent that, such Balances are in excess of amounts needed to pay principal of, premium, if any, and interest on, and any Carry-Over Amounts (and accrued interest thereon) due and payable with respect to the Notes, to satisfy any Other Obligations, and to pay the fees, compensation and expenses of the Trustee and any Authenticating Agent, Note Registrar, Remarketing Agents, Tender Agents, Auction Agents, Market Agents, Broker-Dealers, and Paying Agents. To the extent that such Balances are needed to pay such amounts or fees, the Trustee shall retain such Balances hereunder and pay such amounts or fees to the Persons to whom such amounts are due and payable as provided hereunder. In the event that any portion or all of the Balances in the Funds and Accounts payable to the Issuer pursuant to this Section 4.08 consist of Investment Securities which are payable solely to the Trustee and cannot be effectively transferred to the Issuer, the Trustee shall continue to hold such Investment Securities under this Indenture on behalf of the Issuer until such time as such securities can be transferred to the Issuer or amounts payable thereunder received, whether by acceleration at the option of the holder thereof, at maturity or otherwise, all at the direction of an Authorized Officer of the Issuer.

     SECTION 4.09. PLEDGE. The Notes, including the principal thereof, premium, if any, and interest thereon and any Carry-Over Amounts (and accrued interest thereon) with respect thereto, and Other Obligations shall be limited obligations of the Issuer specifically secured as provided in the Granting Clauses hereof. Financed Student Loans purchased with the proceeds of the Issuer's bonds, notes or other obligations as described in Section 4.02 hereof, or resold to a Lender pursuant to its repurchase obligation, or sold or exchanged for Eligible Loans in accordance with the provisions of Section 4.02 hereof, shall, contemporaneously with receipt by the Trustee of the purchase price thereof in freely transferable funds, including any Eligible Loans to be received in exchange therefor, no longer be pledged to nor serve as security for the principal of, premium, if any, and interest on and any Carry-Over Amounts (and accrued interest thereon) with respect to the Notes or any Other Obligations. Moneys paid out to the Issuer as provided in Section 4.03 hereof for Costs of Issuance, Servicing Fees, Administration Fees, and reimbursement for the prior payment of Note Fees, moneys released to the Issuer pursuant to
Section 4.07 hereof, and other moneys applied as herein provided shall, upon such payment, release, or application, no longer be pledged to nor serve as security for the principal of, premium, if any, and interest on and any Carry-Over Amounts (and accrued interest thereon) with respect to the Notes or any Other Obligations.

     The Issuer pledges and agrees with the Beneficiaries that the Issuer will not limit or alter its powers to fulfill the terms of any agreements made in this Indenture or in any Notes or in any way impair the rights and remedies of the Beneficiaries until the Notes, together with interest thereon, including interest on any unpaid installments of interest, and all costs and expenses in connection with any action or proceeding by or on behalf of the Holders and all amounts owing to Other Beneficiaries, are fully met and discharged.

     The Notes, including the principal thereof, premium, if any, and interest thereon and any Carry-Over Amounts (and accrued interest thereon) with respect thereto, and any Other Obligations shall be secured hereunder by the foregoing pledge of the Financed Student Loans, revenues, securities and other moneys hereby made, and by a lien thereon, subject to the priorities expressly provided herein. The pledge in the Granting Clauses hereof shall constitute a prior and paramount lien and charge on such Financed Student Loans, revenues, contract rights, securities and other moneys from time to time held hereunder (subject only to the valid exercise of the constitutional powers of the United States of America, valid bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors' rights, and to the provisions of this Indenture permitting the application of such Financed Student Loans, revenues, securities and other moneys for the purposes and on the terms and conditions hereof), over and ahead of any claims (whether in tort, contract or otherwise irrespective of whether the parties possessing such claims have notice of the foregoing pledges or charges), encumbrances or obligations of any nature hereafter arising or incurred, and over and ahead of all other indebtedness payable from or secured by such revenues which may hereafter be created or incurred. The pledge of such Financed Student Loans, revenues, securities and other moneys made herein and hereby shall be valid and binding from the time of the delivery of and payment for the first series of Notes issued hereunder, and such Financed Student Loans, revenues, securities and other moneys shall thereupon be immediately subject to the lien, pledge and charge hereof upon receipt thereof by the Issuer or Trustee, without any physical delivery or segregation thereof or further act.

     No Beneficiary shall be required to see that the moneys derived from any Note are applied to the purpose or purposes for which the Note is issued. The validity of the Notes shall neither be dependent upon nor affected by the use and application of the proceeds of such Notes.

     The pledge of the Financed Student Loans, revenues, securities and other moneys made hereby includes the pledge of any contract or any evidence of indebtedness or other rights of the Issuer to receive any of the same, whether now existing or hereafter coming into existence, and whether now or hereafter acquired, and the proceeds thereof.

     SECTION 4.10. INVESTMENTS. Moneys held by the Trustee for the credit of any Fund or Account shall be invested by the Trustee, in accordance with the Sections hereof relating to such Funds and Accounts, as directed in writing by the Issuer, to the fullest extent practicable and reasonable, in Investment Securities which shall mature or be redeemable at the option of the holder without penalty prior to the respective times when the moneys held for the credit of such Fund or Account will be required for the purposes intended, including for the purpose of paying debt service on the Notes.

     Subject to the right of the Issuer to direct in writing the investment of funds hereunder, moneys in any Fund or Account or any combination of Funds and Accounts shall be continuously invested and reinvested or deposited and redeposited by the Trustee. If the Issuer shall fail to direct the investment of any amounts hereunder, then the Trustee shall invest such moneys in Investment Securities described in clause (f) of the definition of Investment Securities. The Investment Securities purchased shall be held by the Trustee and shall be deemed at all times to be part of such Fund or Account or combination thereof. The Trustee shall sell or present for redemption, any Investment Securities purchased by it as an investment whenever it shall be necessary to provide moneys to meet any payment from such Fund or Account. The Trustee may purchase from or sell to itself or an affiliate, as principal or agent, any Investment Securities. The Trustee shall advise the Issuer of all investments held for the credit of each Fund or Account in its custody under the provisions of this Indenture as provided in Section 7.14 hereof.

     Any investment of funds in Investment Securities shall be held by a financial institution in accordance with the following requirements:

          (a) all Investment Securities shall be held in an account with such financial institution in the name of the Trustee;

          (b) all Investment Securities held in such account shall be delivered to the Trustee in the following manner:

               (i) with respect to bankers' acceptances, commercial paper, negotiable certificates of deposit and other obligations that constitute "instruments" within the meaning of Section 9-102(a)(47) of the UCC (other than certificated securities) and are susceptible of physical delivery, transferred to the Trustee by physical delivery to the Trustee, indorsed to, or registered in the name of, the Trustee or its nominee or indorsed in blank; or such additional or alternative procedures as may hereafter become appropriate to effect the complete transfer of ownership of any such Investment Securities to the Trustee free of any adverse claims, consistent with changes in applicable law or regulations or the interpretation thereof;

               (ii) with respect to a "certificated security" (as defined in Section 8-102(a)(4) of the UCC), transferred:

                    (A) by physical delivery of such certificated security to
               the Trustee, provided that if the certificated security is in registered form, it shall be endorsed to, or registered in the name of, the Trustee or endorsed in blank;

                    (B) by physical delivery of such certificated security in
               registered form to a "securities intermediary" (as defined in Section 8-102(a)(14) of the UCC) acting on behalf of the Trustee if the certificated security has been specially endorsed to the Trustee by an effective endorsement;

               (iii) with respect to any security issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation or by the Federal National Mortgage Association that is a book-entry security held through the Federal Reserve System pursuant to Federal book entry regulations, the following procedures, all in accordance with applicable law, including applicable federal regulations and Articles 8 and 9 of the UCC: book-entry registration of such property to an appropriate book-entry account maintained with a Federal Reserve Bank by a securities intermediary which is also a "depositary" pursuant to applicable federal regulations and issuance by such securities intermediary of a deposit advice or other written confirmation of such book-entry registration to the Trustee of the purchase by the securities intermediary on behalf of the Trustee of such book-entry security; the making by such securities intermediary of entries in its books and records identifying such book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations as belonging to the Trustee and indicating that such securities intermediary holds such book-entry security solely as agent for the Trustee; or such additional or alternative procedures as may hereafter become appropriate to effect complete transfer of ownership of any such Investment Securities to the Trustee free of any adverse claims, consistent with changes in applicable law or regulations or the interpretation thereof;

               (iv) with respect to any "uncertificated security" (as defined in Section 8-102(a)(18) of the UCC) that is not governed by clause (iii) above, transferred:

                    (A) (1) by registration to the Trustee as the registered
               owner thereof, on the books and records of the issuer thereof; or

                         (2) by registration to another Person (not a securities
                    intermediary) that either becomes the registered owner of the uncertificated security on behalf of the Trustee or, having become the registered owner, acknowledges that it holds for the Trustee; or

                    (B) by the issuer thereof having agreed that it will comply with instructions originated by the Trustee without further consent of the registered owner thereof;

               (v) with respect to any "security entitlement" (as defined in Section 8-102(a)(17) of the UCC):

                    (A) if a securities intermediary

                         (1) indicates by book entry that a "financial asset"
                    (as defined in Section 8-102(a)(9) of the UCC) has been credited to the Trustee's "securities account" (as defined in Section 8-501(a) of the UCC),

                         (2) receives a financial asset (as so defined) from the
                    Trustee or acquires a financial asset for the Trustee, and, in either case, accepts it for credit to the Trustee's securities account (as so defined),

                         (3) becomes obligated under other law, regulation or
                    rule to credit a financial asset to the Trustee's securities account, or

                         (4) has agreed that it will comply with "entitlement
                    orders" (as defined in Section 8-102(a)(8) of the UCC) originated by the Trustee, without further consent by the "entitlement holder" (as defined in Section 8-102(a)(7) of the UCC), and

                    (B) such financial asset either is such Investment Security or a security entitlement evidencing a claim thereto; and

               (vi) in each case of delivery contemplated pursuant to clauses
          (i) through (v) above, the Trustee shall make appropriate notations on its records, and shall cause the same to be made on the records of its nominees, indicating that such Investment Security is held in trust pursuant to and as provided in this Indenture.

     Any cash held by the Trustee shall be considered a "financial asset" for purposes of this paragraph. Subject to the other provisions hereof, the Trustee shall have sole control over each such investment and the income thereon, and any certificate or other instrument evidencing any such investment, if any, shall be delivered directly to the Trustee or its agent, together with each document of transfer, if any, necessary to transfer title to such investment to the Trustee in a manner which complies with this paragraph.

     The Trustee agrees that it has no security interest or other adverse claim to the Funds and Accounts or the Investment Securities therein that are part of the Trust Estate other than pursuant to this Indenture and that it will not enter into any agreement that would give any Person or entity other than the Trustee the right to give entitlement orders with respect to such Investment Securities or the Funds and Accounts.

     SECTION 4.11. TRANSFER OF INVESTMENT SECURITIES. Whenever any transfer is required by this Indenture to be made from any Fund or Account to any other Fund or Account, the Trustee may use Investment Securities, or allocable portions thereof, included in the Balance of the former to the extent necessary to make such transfer, but only to the extent such Investment Securities are permissible investments for the Fund or Account to which they are to be transferred. The amount of any such transfer of Investment Securities shall be the Value thereof determined with respect thereto as of the date of transfer.

     SECTION 4.12. TRANSFER OF MONEY FOLLOWING REVOLVING PERIOD. Notwithstanding any other provision of this Indenture to the contrary, no transfer of moneys shall be made to the Acquisition Fund following the end of the Revolving Period, nor will moneys in the Surplus Fund be used to acquire Eligible Loans following the end of the Revolving Period; provided, however, that the Issuer may acquire any Add-On Loan required to be funded under the Higher Education Act within 180 days after the end of the Revolving Period.

     SECTION 4.13. RELEASE. The Trustee shall, upon Issuer Order and subject to the provisions of this Indenture, take all actions reasonably necessary to effect the release of any Financed Eligible Loans from the lien of this Indenture to the extent the terms hereof permit the sale, disposition or transfer of such Financed Eligible Loans.

     Subject to the payment of its fees and expenses pursuant to Sections 7.02 and 7.21, the Trustee may, and when required by the provisions of this Indenture shall, execute instruments to release property from the lien of this Indenture, or convey the Trustee's interest in the same, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture. No party relying upon an instrument executed by the Trustee as provided in this
Article IV shall be bound to ascertain the Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

     The Trustee shall, at such time as there are no Notes Outstanding and all sums due the Trustee pursuant to Sections 7.02 and 7.21 and all amounts payable to the Master Servicer, the Issuer Administrator, the Auction Agents, the Broker-Dealers, the Delaware Trustee and the Counterparties have been paid, release any remaining portion of the Trust Estate that secured the Notes from the lien of this Indenture and release to the Issuer or any other Person entitled thereto any funds then on deposit in the Funds and Accounts. The Trustee shall release property from the lien of this Indenture pursuant to this
Section 4.13 only upon receipt of an Issuer Order, an Opinion of Counsel and (if required by the TIA) Independent Certificates in accordance with TIA Sections 314(c) and 314(d)(1).

     Subject to the provisions of this Indenture and except for sales of Financed Student Loans pursuant to Section 4.02, the Trustee shall release property from the lien of this Indenture only upon receipt of an Issuer Order, an Opinion of Counsel and Independent Certificates in accordance with TIA Sections 314(c) and 314(d)(1) or an Opinion of Counsel in lieu of such Independent Certificates to the effect that the TIA does not require any such Independent Certificates.

     Each Registered Owner, by the acceptance of a Note, acknowledges that from time to time the Trustee shall release the lien of this Indenture on any Financed Eligible Loan to be sold pursuant to Section 4.02, and each Registered Owner, by the acceptance of a Note, consents to any such release.

                                   ARTICLE V

            COVENANTS TO SECURE NOTES, REPRESENTATIONS AND WARRANTIES

     SECTION 5.01. ELIGIBLE LENDER TRUSTEE TO HOLD FINANCED STUDENT LOANS. The Issuer shall cause all Financed Student Loans to be endorsed and otherwise conveyed to the Issuer or the Eligible Lender Trustee on behalf of the Issuer.

     SECTION 5.02. ENFORCEMENT AND AMENDMENT OF GUARANTEE AGREEMENTS. So long as any Notes or Other Obligations are Outstanding and Financed Eligible Loans are guaranteed by a Guarantee Agency, the Issuer will (a) from and after the date on which the Eligible Lender Trustee on its behalf shall have either entered into, or succeeded to the rights and interests of any Lender under, any Guarantee Agreement covering Financed Eligible Loans, cause the Eligible Lender Trustee to maintain such Guarantee Agreement and diligently enforce the Eligible Lender Trustee's rights thereunder; (b) cause the Eligible Lender Trustee to enter into such other similar or supplemental agreements as shall be required to maintain benefits for all Financed Eligible Loans covered thereby; and (c) not voluntarily consent to or permit any rescission of or consent to any amendment to or otherwise take any action under or in connection with any such Guarantee Agreement or any similar or supplemental agreement which in any manner will materially adversely affect the rights of the Holders from time to time of the Notes or Other Beneficiaries hereunder. Notwithstanding the foregoing, the Issuer may amend any Guarantee Agreement, or may cause the Eligible Lender Trustee to amend any Guarantee Agreement, in any respect if the Rating Agency Condition is satisfied with respect to such amendment.

     SECTION 5.03. ACQUISITION, COLLECTION AND ASSIGNMENT OF STUDENT LOANS. The Issuer shall acquire only Eligible Loans with moneys in any of the Funds and shall diligently cause to be collected all principal and interest payments (subject to any adjustments described in Section 5.04 hereof) on all the Financed Student Loans and other sums to which the Issuer is entitled with respect to such Financed Student Loans, and all Special Allowance Payments and all defaulted payments guaranteed by any Guarantee Agency which relate to such Financed Student Loans.

     SECTION 5.04. ENFORCEMENT OF FINANCED STUDENT LOANS. The Issuer shall cause to be diligently enforced, and shall cause to be taken all steps, actions and proceedings reasonably necessary for the enforcement of, all terms, covenants and conditions of all Financed Student Loans and agreements in connection therewith, including the prompt payment of all principal and interest payments and all other amounts due the Issuer thereunder. The Issuer shall not permit the release of the obligations of any borrower under any Financed Student Loan and shall at all times, to the extent permitted by law, cause to be defended, enforced, preserved and protected the rights and privileges of the Issuer, the Eligible Lender Trustee, the Trustee and the Beneficiaries under or with respect to each Financed Student Loan and agreement in connection therewith. The Issuer shall not consent or agree to or permit any amendment or modification of any Financed Student Loan or agreement in connection therewith which will in any manner materially adversely affect the rights or security of the Beneficiaries; provided, that nothing in this Section 5.04 or in Sections 5.03 and 5.05 hereof shall be construed to prevent the Issuer from (i) settling a default or from curing a delinquency on any Financed Student Loan on such terms as shall be required by law; (ii) amending the terms of a Financed Student Loan to provide for a different rate of interest thereon to the extent required by law; (iii) amending the terms of any Financed Student Loan or agreement in connection therewith in any manner if the Rating Agency Condition is met with respect to such amendment; or (iv) providing any Borrower Benefits with respect to Financed Student Loans not in excess of a 0.25% per annum interest rate reduction; provided, however, that subject to a Rating Agency Condition the Borrower Benefits may exceed such amount.

     SECTION 5.05. ADMINISTRATION AND COLLECTION OF FINANCED STUDENT LOANS. The Issuer shall enter into one or more Servicing Agreements pursuant to which the Servicers (which shall not include the Issuer) agree to service and collect all FFELP Loans in accordance with all applicable requirements of the Higher Education Act, the Secretary of Education, this Indenture and each Guarantee Agreement. The Issuer may enter into the Administration Agreement with the Issuer Administrator and into other administration agreements with other administrators, provided that the Issuer Administrator and each such other administrator shall (a) be in compliance with the laws of each state necessary to enable it to perform its obligations under the Administration Agreement or related administration agreement (as applicable); and (b) either have a net worth of at least $5,000,000 or be an affiliate of the Issuer, otherwise satisfying a Rating Agency Condition.

     The Issuer shall cause to be diligently enforced, and take all reasonable steps, actions and proceedings necessary for the enforcement of, all terms, covenants and conditions of all Servicing Agreements, the Administration Agreement, the Eligible Lender Trust Agreement, any Loan Purchase Agreement, and all other administration agreements, including, in the case of the Servicing Agreements, the prompt payment of all principal and interest payments and all other amounts due the Issuer or the Trustee thereunder, including all Special Allowance Payments and all defaulted payments guaranteed by any Guarantee Agency which relate to any Financed Student Loans. The Issuer shall not permit the release of the obligations of any Servicer under any Servicing Agreement or the Issuer Administrator or any other administrator under the Administration Agreement or the related administration agreement or of the Eligible Lender Trustee under the Eligible Lender Trust Agreement or of the parties to any Loan Purchase Agreement, as applicable, except in accordance with the terms thereof, and shall at all times, to the extent permitted by law, cause to be defended, enforced, preserved and protected the rights and privileges of the Issuer, the Trustee and the Beneficiaries under or with respect to each Servicing Agreement, the Administration Agreement and each other administration agreement. The Issuer shall not consent or agree to or permit any amendment or modification of any Servicing Agreement, the Administration Agreement, the Eligible Lender Trust Agreement, any Loan Purchase Agreement or any other administration agreement without satisfying a Rating Agency Condition.

     SECTION 5.06. PUNCTUAL PAYMENTS. The Issuer shall duly and punctually pay, or cause to be paid, the principal of, premium, if any, and interest on and any Carry-Over Amount (and accrued interest thereon) due and payable with respect to each and every Note and each Other Obligation from the revenues and other assets pledged hereunder on the dates and at the places, and in the manner provided, in the Notes and with respect to each Other Obligation according to the true intent and meaning thereof, and the Issuer shall faithfully do and perform and at all times fully observe and keep any and all of its covenants, undertakings, stipulations and provisions contained in the Notes, the Other Obligations and this Indenture. The Issuer shall duly and punctually pay, or cause to be paid, the Note Fees, Servicing Fees and Administration Fees from the revenues and other assets pledged hereunder as and when the same became due.

     SECTION 5.07. FURTHER ASSURANCES. Each of the Issuer and the Eligible Lender Trustee shall at any and all times, insofar as it may be authorized so to do, pass, make, do, execute, acknowledge and deliver all and every such further resolutions, indentures, acts, deeds, conveyances, assignments, transfers and assurances as may be necessary or desirable for the better assuring, conveying, granting, assigning and confirming any and all of the rights, revenues, securities and other moneys hereby pledged or charged with or assigned to the payment of the Notes or Other Obligations, or intended so to be, or which the Issuer and/or the Eligible Lender Trustee may hereafter become bound to pledge or charge or assign.

     SECTION 5.08. PROTECTION OF SECURITY; POWER TO ISSUE NOTES AND PLEDGE REVENUES AND OTHER Funds. The Issuer is duly authorized under all applicable law to create and issue the Notes, to enter into this Indenture, to enter into Other Obligations and to pledge the revenues and other moneys, Financed Student Loans, securities, properties, rights, interests and evidences of indebtedness purported to be pledged by this Indenture in the manner and to the extent provided in this Indenture. The revenues and other moneys, securities, evidences of indebtedness and properties so pledged are and will be free and clear of any pledge, lien, charge or encumbrance thereon or with respect thereto prior to, or of equal rank with, the pledge created by this Indenture, except as otherwise expressly provided herein, and all action on the part of the Issuer to that end has been duly and validly taken. The Notes and the provisions of this Indenture, each Supplemental Indenture and each Other Obligation are and will be valid and legally enforceable obligations of the Issuer in accordance with their terms and the terms of this Indenture and each Supplemental Indenture. The Issuer shall at all times, to the extent permitted by law, defend, preserve and protect the pledge of the revenues and other moneys, Financed Student Loans, securities, properties, rights, interests and evidences of indebtedness pledged under this Indenture and each Supplemental Indenture and all the rights of the Beneficiaries hereto against all claims and demands of all Persons whomsoever.

     The pledge of the revenues and other moneys, Financed Student Loans, securities, properties, rights, interests and evidences of indebtedness made hereby includes the pledge of any contract or any evidence of indebtedness or other rights of the Issuer to receive any of the same, whether now existing or hereafter coming into existence, and whether now or hereafter acquired, and the proceeds thereof.

     In consideration of the purchase and acceptance of the Notes by those who shall hold the same from time to time and the execution and delivery by Other Beneficiaries of any Other Obligations, the provisions of this Indenture shall be a part of the contract of the Issuer with the Beneficiaries and shall be deemed to be and shall constitute a contract between the Issuer, the Trustee and the Beneficiaries.

     SECTION 5.09. NO ENCUMBRANCES. The Issuer will not create, or permit the creation of, any pledge, lien, charge or encumbrance upon the Financed Student Loans or the revenues and other moneys, securities, properties, rights, interests and evidences of indebtedness pledged under this Indenture, except only as to a lien subordinate to the lien of this Indenture created by any other indenture authorizing the issuance of bonds, notes or other evidences of indebtedness of the Issuer the proceeds of which have been or will be used to refund or otherwise retire all or a portion of the Outstanding Notes (but only upon receipt by the Trustee of an opinion of Counsel that the creation of such lien will not be prejudicial to the Trustee or the Holders of any Outstanding Notes or any Other Beneficiary) or as otherwise provided in or permitted by this Indenture. The Issuer will not issue any bonds or other evidences of indebtedness, other than the Notes as permitted by this Indenture and other than Swap Agreements and Credit Enhancement Facilities relating to Notes as permitted by this Indenture, secured by a pledge of the revenues and other moneys, securities, properties, rights, interests and evidences of indebtedness herein pledged or held aside by the Issuer or by a fiduciary under this Indenture, creating a lien or charge on such revenues and other moneys, securities, properties, rights, interests and evidences of indebtedness equal or superior to the lien of this Indenture; provided that nothing in this Indenture shall prevent the Issuer from issuing obligations secured by assets and revenues of the Issuer other than the revenues and other moneys, securities, properties, rights, interests and evidences of indebtedness pledged in this Indenture.

     SECTION 5.10. CONTINUING EXISTENCE; MERGER AND CONSOLIDATION. The Issuer will maintain its existence as a Delaware statutory trust and will not dispose of all or substantially all of its assets (by sale, lease or otherwise), except as otherwise specifically authorized in this Indenture, or consolidate with or merge into another entity or permit any other entity to consolidate with or merge into it unless either the Issuer is the surviving entity or each of the following conditions is satisfied:

          (a) the surviving, resulting or transferee entity, as the case may be, shall be a corporation, limited liability company or other legal entity organized under the laws of the United States or one of the states thereof;

          (b) at least 30 days before any merger, consolidation or transfer of assets becomes effective, the Issuer shall give the Trustee written notice of the proposed transaction;

          (c) immediately after giving effect to any merger, consolidation or transfer of assets, no Event of Default shall have occurred and be continuing;

          (d) the Rating Agency Condition shall have been satisfied with respect to any merger, consolidation or transfer of assets; and

          (e) prior to or concurrently with any merger, consolidation or transfer of assets, (i) any action as is necessary to maintain the lien and security interest created in favor of the Trustee by this Indenture shall have been taken; (ii) the surviving, resulting or transferee entity, as the case may be, shall deliver to the Trustee an instrument assuming all of the obligations of the Issuer under this Indenture, any Notes, any Swap Agreement, any Credit Enhancement Facility, any Remarketing Agreement, any Tender Agent Agreement, any Auction Agent Agreement and any Servicing Agreement, together with the consent of the other parties, if any, to each such instrument to such assumption; and (iii) the Issuer shall have delivered to the Trustee and each Rating Agency an Issuer Certificate and an opinion of Counsel (which shall describe the actions taken as required by clause (i) of this paragraph or that no such action need be taken) each stating that all conditions precedent herein provided for relating to such merger, consolidation or transfer of assets have been compiled with.

     SECTION 5.11. AMENDMENT OF REMARKETING AGREEMENTS AND TENDER AGENT AGREEMENTS. The Issuer shall notify the Trustee and any related Credit Facility Provider in writing of any proposed amendments to any Remarketing Agreement or Tender Agent Agreement. No such amendment shall become effective unless and until (a) the Trustee consents in writing thereto, which consent shall not be given unless the Trustee receives an opinion of Counsel that such amendment is required by a Credit Enhancement Facility or this Indenture or is not to the material prejudice of the Holders of the Notes; and (b) any related Credit Facility Provider consents in writing thereto, which consent shall not be unreasonably withheld, provided that no consent of the Credit Facility Provider shall be required if the Credit Facility Provider receives an opinion of Counsel that such amendment is required by this Indenture.

     SECTION 5.12. TAX TREATMENT. The Issuer has entered into this Indenture, and the Notes will be issued, with the intention that, for federal, state and local income, business and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer. The Issuer, by entering into this Indenture, and each Noteholder, by its acceptance of its Note, agree to treat the Notes for federal, state and local income, business and franchise tax purposes as indebtedness of the Issuer.

     SECTION 5.13. REPRESENTATIONS AND WARRANTIES OF THE ISSUER. By execution of this Indenture, the Issuer makes the following representations and warranties:

          (a) ORGANIZATION AND GOOD STANDING. It has been duly organized and is validly existing as a Delaware statutory trust, with power and authority to own its properties and to conduct its business as such properties are currently owned and as such business is currently conducted and is proposed to be conducted pursuant to this Indenture.

          (b) POWER AND AUTHORITY. It has the power and authority to execute and deliver this Indenture and to perform its obligations pursuant thereto; and the execution, delivery and performance of this Indenture, the Notes and each Other Obligation have been duly authorized by all necessary corporate action.

          (c) NO CONSENT REQUIRED. No consent, license, approval or authorization of, or registration or declaration with, any Person or any governmental authority, bureau or agency is required to be obtained by the Issuer in connection with the execution, delivery or performance of this Indenture, the Notes or any Other Obligation, except for such as have been obtained, effected or made.

          (d) NO VIOLATION. The consummation of the transactions contemplated by this Indenture, the Notes and each Other Obligation and the fulfillment of its obligations under this Indenture, the Notes and each Other Obligation will not conflict with, result in any breach of any of the terms and provisions of or constitute (with or without notice, lapse of time or both) a default under, its certificate of incorporation or bylaws, or any indenture, agreement, mortgage, deed of trust or other instrument to which it is a party or by which it is bound, or result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, or violate any law, order, rule or regulation applicable to it of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over it or any of its properties.

          (e) NO PROCEEDINGS. There are no proceedings or investigations pending or, to its knowledge, threatened against it before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over it or its properties (i) asserting the invalidity of this Indenture, any Note or any Other Obligation; (ii) seeking to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Indenture, any Note or any Other Obligation; or (iii) seeking any determination or ruling that might materially and adversely affect its performance of its obligations under, or the validity or enforceability of, this Indenture, any Note or any Other Obligation.

          (f) PLACE OF BUSINESS. The principal office of the Issuer is in Wilmington, Delaware.

          (g) NOT AN INVESTMENT COMPANY. The Issuer is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or is exempt from all provisions of such Act.

          (h) BINDING OBLIGATIONS. This Indenture, the Notes and each Other Obligation constitutes the legal, valid and binding obligation of the Issuer, enforceable against the Issuer in accordance with its terms, except
     (i) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect, affecting the enforcement of creditors' rights in general; and (ii) as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

          (i) VALID SECURITY INTEREST. This Indenture creates a valid and continuing security interest (as defined in the Uniform Commercial Code as in effect in the State of Delaware in the Financed Student Loans in favor of the Trustee, and is enforceable as such against any creditors of the Issuer.

     SECTION 5.14. USE OF TRUSTEE ELIGIBLE LENDER NUMBER. The Eligible Lender Trustee covenants and agrees not to hold any other FFELP Loans under the federal eligible lender number under which it holds any Financed FFELP Loans (1) without the express written consent of the Issuer, and (2) without having caused the beneficial owner of any such other FFELP Loans (and any other appropriate persons) to have entered into an agreement (a "Joint Sharing Agreement") with the Issuer and the Trustee, whereby the Issuer and such other beneficial owner covenant to indemnify each other in respect of federal interest subsidies, Special Allowance Payments, Guarantee payments or any other payments by a Guarantee Agency (a) received by the Eligible Lender Trustee on their behalf,
(b) later determined by the Secretary of Education or a Guarantee Agency to have been incorrectly or inappropriately paid to the Eligible Lender Trustee, and (c) for which the Secretary of Education or a Guarantee Agency reimburses itself, in whole or in part, by withholding payments to the Eligible Lender Trustee, or otherwise seeks reimbursement from the Eligible Lender Trustee, with respect to student loans held by the Eligible Lender Trustee on behalf of the other party. No Joint Sharing Agreement shall be entered into without satisfaction of a Rating Agency Condition.

     SECTION 5.15. ADDITIONAL COVENANTS. The Issuer covenants that it will acquire or cause to be acquired Student Loans as described herein. The Holders of the Notes shall not in any circumstances be deemed to be the owner or holder of the Financed Student Loan.

     The Issuer, or its designated agent, shall be responsible for each of the following actions:

          (a) The Issuer, or its designated agent, shall be responsible for dealing with the Secretary of Education with respect to the rights, benefits and obligations under the certificates of insurance and the contract of insurance with respect to Financed Student Loans, and the Issuer, or its designated agent, shall be responsible for dealing with the Guarantee Agency with respect to the rights, benefits and obligations under any Guarantee Agreement with respect to the Financed Student Loans.

          (b) The Issuer, or its designated agent, shall comply, and shall cause all of its officers, directors, employees and agents to comply, with the provisions of the Higher Education Act and any regulations or rulings thereunder, and with the provisions of any Guarantee Agreement with respect to the Financed Student Loans.

          (c) The Issuer, or its designated agent, shall cause the benefits of the Guarantee Agreements, the federal interest subsidy payments and the Special Allowance Payments to flow to the Trustee.

          (d) The Trustee shall have no obligation to administer, service or collect the loans in the Trust Estate or to maintain or monitor the administration, servicing or collection of such loans.

     The Trustee shall not be deemed to be the designated agent for the purposes of this Section unless it has agreed in writing to be such agent.

     SECTION 5.16. COVENANT REGARDING FINANCED STUDENT LOANS. The Issuer hereby covenants that at the time of acquisition by the Issuer, all Student Loans to be acquired hereunder will meet the following:

          (a) Each Student Loan is evidenced by an executed promissory note (which may be in electronic form), which note is a valid and binding obligation of the borrower, enforceable by or on behalf of the holder thereof in accordance with its terms, subject to bankruptcy, insolvency and other laws relating to or affecting creditors' rights.

          (b) The amount of the unpaid principal balance of each Student Loan is due and owing, and no counterclaim, offset, defense or right to rescission exists with respect to any such Student Loan which can be asserted and maintained or which, with notice, lapse of time, or the occurrence or failure to occur of any act or event, could be asserted and maintained by the borrower against the Issuer as assignee thereof. The Issuer shall take all reasonable actions to assure that no maker of a Student Loan has or may acquire a defense to the payment thereof.

          (c) No Student Loan has a payment that is more than 90 days overdue.

          (d) The Issuer has full right, title and interest in each Student Loan free and clear of all liens, pledges or encumbrances whatsoever, and other than the security interest granted to the Trustee hereunder, the Issuer has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Student Loans to any other Person. The Issuer has not authorized the filing of and is not aware of any financing statements against it that include a description of collateral covering the Student Loans, other than any financing statement relating to the security interest granted to the Trustee hereunder or any financing statement that has been terminated. The Issuer is not aware of any judgment or tax lien filings against it.

          (e) Each Student Loan was made in compliance with all applicable local, state and federal laws, rules and regulations, including, without limitation, all applicable nondiscrimination, truth-in-lending, consumer credit and usury laws.

          (f) All loan documentation shall be delivered to a custodian (as custodian for the Trustee) prior to payment of the purchase price of such Student Loan.

          (g) Each Student Loan is accruing interest (whether or not such interest is being paid currently, either by the borrower or the Secretary of Education, or is being capitalized), except as otherwise expressly permitted by this Indenture.

          (h) Each Student Loan constitutes an "instrument" as defined in the Uniform Commercial Code as in effect in the state of Delaware.

          (i) The Issuer has received all consents and approvals required by the terms of each Student Loan to the pledge of such Student Loan hereunder to the Trustee.

          (j) The Issuer has caused or will have caused, within ten days of the Closing Date, the filing of all appropriate financing statements in the proper offices of all jurisdictions in which filing is necessary under applicable law in order to perfect the security interest of the Trustee in the Student Loans.

          (k) The original executed copy of each promissory note that constitutes or evidences a Student Loan will be delivered to the Custodian on behalf of and for the benefit of the Trustee.

          (l) At the time each Student Loan is delivered to the Custodian, the Issuer will receive a written acknowledgment from the Custodian that the Custodian is holding each promissory note that constitutes or evidences a Student Loan solely on behalf of and for the benefit of the Trustee (which evidence may be in the form of a loan roster, a bond or note identification report, or any other similar report routinely generated by the Custodian).

          (m) The promissory notes that constitute or evidence the Student Loans will not have any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Trustee. All financing statements filed or to be filed against the Issuer in favor of the Trustee in connection herewith describing the Student Loans contain the following statement: "A purchase of or security interest in any collateral described in this financing statement will violate the rights of the Trustee."

     SECTION 5.17. CONFIRMATION AS TO TRUST FUND. On or before January 31 in each calendar year, beginning in 2003, the Issuer shall furnish confirmation to the Trustee either stating that such action has been taken with respect to the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as is necessary to maintain the lien and security interest created by this Indenture and reciting the details of such action or stating that no such action is necessary to maintain such lien and security interest. Such confirmation shall also describe the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, be required to maintain the lien and security interest of this Indenture until January 31 in the following calendar year.

     SECTION 5.18. REPORTS BY ISSUER. The Issuer will:

          (a) File with the Trustee, within 15 days after the Issuer is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe), if any, which the Issuer may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act;

          (b) File with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports, if any, with respect to compliance by the Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

          (c) Transmit by mail to the Noteholders, within 30 days after the filing thereof with the Trustee, in the manner and to the extent provided in TIA Section 313(c), such summaries of any information, documents and reports required to be filed by the Issuer, if any, pursuant to Section 5.18(a) and (b) as may be required by rules and regulations prescribed from time to time by the Commission.

     The Trustee may conclusively rely and accept such reports from the Issuer as fulfilling the requirements of this Section 5.18, with no further duty to know, determine or examine such reports or comply with the prescribed timing, rules and regulations of the Commission.

     SECTION 5.19. STATEMENT AS TO COMPLIANCE. The Issuer will deliver to the Trustee, within 75 days after the end of each fiscal year, a brief certificate from an Authorized Officer as to his or her knowledge stating the Issuer is in compliance with all conditions and covenants under this Indenture and, in the event of any noncompliance, specifying such noncompliance and the nature and status thereof. For purposes of this Section 5.19, such compliance shall be determined without regard to any period of grace or requirement of notice under this Indenture.

     SECTION 5.20. OPINIONS AS TO TRUST ESTATE.

          (a) On the Closing Date, the Issuer shall furnish to the Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording and filing of this Indenture, any Supplemental Indentures hereto, and any other requisite documents, and with respect to the execution and filing of any financing statements and continuation statements, as are necessary to perfect and make effective the lien and security interest of this Indenture and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to make such lien and security interest effective.

          (b) On or before March 31, in each calendar year, beginning on March 31, 2004, the Issuer shall furnish to the Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this Indenture, any Supplemental Indentures hereto and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as are necessary to maintain the lien and security interest created by this Indenture and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain such lien and security interest. Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Indenture, any Supplemental Indentures hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the lien and security interest of this Indenture until March 31, in the following calendar year.

     SECTION 5.21. REPRESENTATIONS OF THE ISSUER REGARDING THE TRUSTEE'S SECURITY INTEREST. The Issuer hereby represents and warrants for the benefit of the Trustee and the Noteholders as follows:

          (a) This Indenture creates a valid and continuing security interest (as defined in the applicable Uniform Commercial Code in effect in the State of Delaware) in the Financed Student Loans in favor of the Trustee, which security interest is prior to all other liens, charges, security interests, mortgages or other encumbrances, and is enforceable as such as against creditors of and purchasers from the Issuer.

          (b) The Higher Education Act deems the Financed Student Loans to constitute accounts within the meaning of the applicable UCC as in effect in the State of Delaware for the purposes of perfecting a security interest in the Financed Eligible Loans.

          (c) The Issuer (or the Eligible Lender Trustee on behalf of the Issuer) owns and has good and marketable title to the Financed Student Loans free and clear of any lien, charge, security interest, mortgage or other encumbrance, claim or encumbrance of any Person.

          (d) The Issuer has caused or will have caused, within 10 days, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Financed Student Loans granted to the Trustee hereunder.

          (e) All executed copies of each promissory note that constitute or evidence the Financed Student Loans have been delivered to either the Trustee or a Custodian.

          (f) The Issuer has received a written acknowledgment from each Custodian that such Custodian is holding the promissory notes that constitute or evidence the Financed Student Loans solely on behalf and for the benefit of the Trustee.

          (g) Other than the security interest granted to the Trustee pursuant to this Indenture, the Issuer has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Financed Student Loans. The Issuer has not authorized the filing of and is not aware of any financing statements against the Issuer that include a description of collateral covering the Financed Student Loans other than any financing statement relating to the security interest granted to the Trustee hereunder or that has been terminated. The Issuer is not aware of any judgment or tax lien filings against the Issuer.

     SECTION 5.22. COVENANTS OF THE ISSUER REGARDING THE TRUSTEE'S SECURITY INTEREST. The Issuer hereby covenants for the benefit of the Trustee and the Noteholders as follows:

          (a) The representations and warranties set forth in Section 5.21 shall survive the termination of this Indenture.

          (b) The Trustee shall not waive any of the representations and warranties set forth in Section 5.21 above.

          (c) The Issuer shall take all steps necessary, and shall cause the Servicers to take all steps necessary and appropriate, to maintain the perfection and priority of the Trustee's security interest in the Financed Student Loans.

                                   ARTICLE VI

                              DEFAULTS AND REMEDIES

     SECTION 6.01. EVENTS OF DEFAULT. If any of the following events occur, it is hereby defined as and declared to be and to constitute an Event of Default, whatever the reason therefor and whether voluntary or involuntary or effected by operation of law:

          (a) default in the due and punctual payment of any interest on any Senior Note; or

          (b) default in the due and punctual payment of the principal of, or premium, if any, on, any Senior Note, whether at the Stated Maturity thereof, at the date fixed for prepayment thereof (including, but not limited to, Sinking Fund Payment Dates) or otherwise upon the maturity thereof; or

          (c) default by the Issuer in its obligation to purchase any Senior Note on a Tender Date therefor; or

          (d) default in the due and punctual payment of any amount owed by the Issuer to any Other Senior Beneficiary under a Senior Swap Agreement or Senior Credit Enhancement Facility; or

          (e) if no Senior Obligations are Outstanding, default in the due and punctual payment of any interest on any Subordinate Note; or

          (f) if no Senior Obligations are Outstanding, default in the due and punctual payment of the principal of, or premium, if any, on, any Subordinate Note, whether at the Stated Maturity thereof, at the date fixed for prepayment thereof (including, but not limited to, Sinking Fund Payment Dates) or otherwise upon the maturity thereof; or

          (g) if no Senior Obligations are Outstanding, default by the Issuer in its obligation to purchase any Subordinate Note on a Tender Date therefor; or

          (h) if no Senior Obligations are Outstanding, default in the due and punctual payment of any amount owed by the Issuer to any Other Subordinate Beneficiary under a Subordinate Swap Agreement or Subordinate Credit Enhancement Facility; or

          (i) if no Senior Obligations and no Subordinate Obligations are Outstanding, default in the due and punctual payment of any interest on any Junior Subordinate Note; or

          (j) if no Senior Obligations and no Subordinate Obligations are Outstanding, default in the due and punctual payment of the principal of, or premium, if any, on, any Junior Subordinate Note, whether at the Stated Maturity thereof, at the date fixed for prepayment thereof (including, but not limited to, Sinking Fund Payment Dates) or otherwise upon the maturity thereof; or

          (k) if no Senior Obligations and no Subordinate Obligations are Outstanding, default by the Issuer in its obligation to purchase any Junior Subordinate Note on a Tender Date therefor; or

          (l) if no Senior Obligations and no Subordinate Obligations are Outstanding, default in the due and punctual payment of any amount owed by the Issuer to any Other Junior Subordinate Beneficiary under a Junior Subordinate Swap Agreement or Junior Subordinate Credit Enhancement Facility; or

          (m) default in the performance of any of the Issuer's obligations with respect to the transmittal of moneys to be credited to the Collection Fund, the Acquisition Fund or the Debt Service Fund under the provisions hereof and such default shall have continued for a period of thirty days; or

          (n) default in the performance or observance of any other of the covenants, agreements or conditions on the part of the Issuer in this Indenture or in the Notes contained, and such default shall have continued for a period of thirty days after written notice thereof, specifying such default, shall have been given to the Issuer by the Trustee, which may give such notice in its discretion and shall give such notice at the written request of the Acting Beneficiaries Upon Default); provided that, if the default is such that it can be corrected, but not within such thirty days, it shall not constitute an Event of Default if corrective action is instituted by the Issuer within such thirty days and is diligently pursued until the default is corrected; or

          (o) if the Issuer shall:

               (i) admit in writing its inability to pay its debts generally as they become due; or

               (ii) consent to the appointment of a custodian (as that term is defined in the federal Bankruptcy Code) for or assignment to a custodian of the whole or any substantial part of the Issuer's property, or fail to stay, set aside or vacate within 90 days from the date of entry thereof any order or decree entered by a court of competent jurisdiction ordering such appointment or assignment; or

               (iii) commence any proceeding or file a petition under the provisions of the federal Bankruptcy Code for liquidation, reorganization or adjustment of debts, or under any insolvency law or other statute or law providing for the modification or adjustment of the rights of creditors or fail to stay, set aside or vacate within 90 days from the date of entry thereof any order or decree entered by a court of competent jurisdiction pursuant to an involuntary proceeding, whether under federal or state law, providing for liquidation or reorganization of the Issuer or modification or adjustment of the rights of creditors; or

          (p) there occurs the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of the Issuer or any substantial part of the Trust Estate in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidation, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Trust Estate, or ordering the winding-up or liquidation of the Issuer's affairs, and such decree or order shall remain unstayed and in effect for a period of 90 consecutive days.

     SECTION 6.02. ACCELERATION. Whenever any Event of Default described in
Section 6.01 shall have occurred and be continuing, the Trustee may (and upon the written request of the Acting Beneficiaries Upon Default, the Trustee shall), by notice in writing delivered to the Issuer, declare the principal of and interest accrued on all Notes then Outstanding due and payable. A copy of such notice shall also be provided to any Tender Agent, any Remarketing Agent, any Auction Agent, any Market Agent and any Broker-Dealer. In the event that the Trustee shall declare the principal of and interest accrued on all Notes then Outstanding due and payable in accordance with this Section 6.02, such principal and interest shall become immediately due and payable on the date of declaration. At any time after such a declaration of acceleration has been made, but before a judgment or decree for payment of the money due has been obtained by the Trustee, the Acting Beneficiaries Upon Default may, by written notice to the Issuer and the Trustee, rescind and annul such declaration and its consequences if:

          (a) There has been paid to or deposited with the Trustee by or for the account of the Issuer, or provision satisfactory to the Trustee has been made for the payment of, a sum sufficient to pay:

               (i) if Senior Obligations are Outstanding:

                    (A) all overdue installments of interest on all Senior
               Notes;

                    (B) the principal of (and premium, if any, on) any Senior
               Notes which have become due otherwise than by such declaration of acceleration, together with interest thereon at the rate or rates borne by such Senior Notes;

                    (C) to the extent that payment of such interest is lawful, interest upon overdue installments of interest on the Senior Notes at the rate or rates borne by such Senior Notes;

                    (D) all Other Senior Obligations which have become due other than as a direct result of such declaration of acceleration;

                    (E) all other sums required to be credited to the Collection
               Fund and the Interest Account under the provisions of this Indenture; and

                    (F) all sums paid or advanced by the Trustee under this
               Indenture and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any Paying Agents, Remarketing Agents, Tender Agents, Auction Agents, Market Agents and Broker-Dealers; or

               (ii) if no Senior Obligations are Outstanding but Subordinate Obligations are Outstanding:

                    (A) all overdue installments of interest on all Subordinate
               Notes;

                    (B) the principal of (and premium, if any, on) any
               Subordinate Notes which have become due other than by such declaration of acceleration, together with interest thereon at the rate or rates borne by such Subordinate Notes;

                    (C) to the extent that payment of such interest is lawful, interest upon overdue installments of interest on the Subordinate Notes at the rate or rates borne by such Subordinate Notes;

                    (D) all Other Subordinate Obligations which have become due otherwise as a direct result of such declaration of acceleration;

                    (E) all other sums required to be credited to the Collection
               Fund and the Interest Account under the provisions of this Indenture; and

                    (F) all sums paid or advanced by the Trustee under this
               Indenture and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any Paying Agents, Remarketing Agents, Tender Agents, Auction Agents and Broker-Dealers; or

               (iii) if no Senior Obligations and no Subordinate Obligations are Outstanding but Junior Subordinate Notes are Outstanding:

                    (A) all overdue installments of interest on all Junior
               Subordinate Notes;

                    (B) the principal of (and premium, if any, on) any Junior
               Subordinate Notes which have become due other than by such declaration of acceleration, together with interest thereon at the rate or rates borne by such Junior Subordinate Notes;

                    (C) to the extent that payment of such interest is lawful, interest upon overdue installments of interest on the Junior Subordinate Notes at the rate or rates borne by such Junior Subordinate Notes;

                    (D) all Other Junior Subordinate Obligations which have
               become due otherwise as a direct result of such declaration of acceleration;

                    (E) all other sums required to be credited to the Collection
               Fund and the Interest Account under the provisions of this Indenture; and

                    (F) all sums paid or advanced by the Trustee under this
               Indenture and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any Paying Agents, Remarketing Agents, Tender Agents, Auction Agents and Broker-Dealers.

          (b) All Events of Default, other than the non-payment of the principal of Notes or Other Obligations which have become due solely by, or as a direct result of, such declaration of acceleration, have been cured or waived as provided in Section 6.13 hereof.

     No such rescission and annulment shall affect any subsequent default or impair any right consequent thereon.

     SECTION 6.03. OTHER REMEDIES; RIGHTS OF BENEFICIARIES. If an Event of Default has occurred and is continuing, the Trustee may (a) institute judicial proceedings in its own name and as or on behalf of a trustee of an express trust for the collection of all amounts then payable on the Notes and any Other Obligations or under this Indenture with respect thereto, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Issuer and any other obligor upon such Notes and Other Obligations moneys adjudged due; and (b) pursue any other available remedy by suit at law or in equity to enforce the covenants of the Issuer herein, including, without limitation, any remedy of a secured party under the Delaware Uniform Commercial Code, foreclosure and mandamus, and may pursue such appropriate judicial proceedings as the Trustee shall deem most effective to protect and enforce, or aid in the protection and enforcement of, the covenants and agreements herein.

     If an Event of Default shall have occurred and is continuing, and if it shall have been requested so to do by the Acting Beneficiaries Upon Default and shall have been indemnified to its reasonable satisfaction as provided in
Section 7.01 hereof, the Trustee shall be obliged to exercise such one or more of the rights and powers conferred by this Section 6.03 as the Trustee, being advised by its Counsel, shall deem most expedient in the interests of the Beneficiaries; provided, however, that the Trustee shall have the right to decline to comply with any such request if the Trustee shall be advised by Counsel that the action so requested may not lawfully be taken or if the Trustee receives, before exercising such right or power, contrary instructions from the Acting Beneficiaries Upon Default.

     Notwithstanding any other provisions of this Article VI, if an "Event of Default" (as defined therein) occurs under a Swap Agreement or a Credit Enhancement Facility and, as a result, the Other Beneficiary that is a party thereto is entitled to exercise one or more remedies thereunder, such Other Beneficiary may exercise such remedies, including, without limitation, the termination of such agreement, as provided therein, in its own discretion; provided that the exercise of any such remedy shall not adversely affect the legal ability of the Trustee or Acting Beneficiaries Upon Default to exercise any remedy available hereunder.

     No remedy by the terms of this Indenture conferred upon or reserved to the Trustee or to the Beneficiaries is intended to be exclusive of any other remedy, but each and every such remedy shall be cumulative and shall be in addition to any other remedy given to the Trustee or to the Beneficiaries hereunder or now or hereafter existing at law or in equity or by statute. The assertion or employment of any right or remedy hereunder shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     No delay or omission to exercise any right or power accruing upon any Event of Default shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or acquiescence therein; and every such right and power may be exercised from time to time and as often as may be deemed expedient by the Trustee or the Acting Beneficiaries Upon Default, as the case may be.

     SECTION 6.04. DIRECTION OF PROCEEDINGS BY ACTING BENEFICIARIES UPON DEFAULT. The Acting Beneficiaries Upon Default shall have the right, at any time, by an instrument or instruments in writing executed and delivered to the Trustee, to direct the method and place of conducting all proceedings to be taken in connection with the enforcement of the terms and conditions of this Indenture; provided that (a) such direction shall not be otherwise than in accordance with the provisions of law and of this Indenture; (b) the Trustee shall not determine that the action so directed would be unjustly prejudicial to the Holders of Notes or Other Beneficiaries not taking part in such direction, other than by effect of the subordination of any of their interests hereunder;
(c) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction and (d) the Trustee shall be indemnified to its reasonable satisfaction as provided in Section 7.01 hereof.

     SECTION 6.05. WAIVER OF STAY OR EXTENSION LAWS. To the extent that such rights may lawfully be waived, neither the Issuer nor anyone claiming through it or under it shall or will set up, claim, or seek to take advantage of any stay or extension laws now or hereafter in force, which may affect the covenants or agreements contained in this Indenture, or in the Notes, and the Issuer, for itself and all who may claim through or under it, hereby waives, to the extent that it lawfully may do so, the benefit of all such laws.

     SECTION 6.06. APPLICATION OF MONEYS. All moneys received by the Trustee pursuant to any right given or action taken under the provisions of this Article VI shall, after, except as otherwise provided in a Supplemental Indenture, payment of the cost and expenses of the proceedings resulting in the collection of such moneys and of the expenses, liabilities, disbursements and advances incurred or made by the Trustee and any counsel with respect thereto and any other outstanding fees and expenses of the Trustee (provided that any moneys or Investment Securities held pursuant to Section 9.01 hereof with respect to Notes no longer deemed Outstanding hereunder shall not be available for, nor be applied to, the payment of any such costs, expenses, liabilities or advances), be applied as follows (except that moneys received with respect to Credit Enhancement Facilities shall be applied only to the purposes for which such Credit Enhancement Facilities were provided, and shall be so applied prior to the application of other moneys as provided in this Section 6.06):

          (a) Unless the principal of all the Outstanding Notes shall have become or shall have been declared due and payable, all such moneys shall be applied:

               (i) to the payment to the Senior Beneficiaries of all installments of principal and interest then due on the Senior Notes and all Other Senior Obligations (except with respect to Senior Swap Agreements, only amounts due in the ordinary course and not any termination, indemnity or other similar or extraordinary payment without satisfaction of a Rating Agency Condition), and if the amount available shall not be sufficient to pay all such amounts in full, then to the payment ratably, in proportion to the amounts due, without regard to due date, to the Senior Noteholders and to each Other Senior Beneficiary, without any discrimination or preference (provided, that the Trustee shall apply the amount so apportioned to the Senior Noteholders, as follows:

                    (A) to the payment of all installments of interest (other than interest on overdue principal) then due and payable in the order in which such installments became due and payable, and if the amount available shall not be sufficient to pay in full any particular installment, then to the payment, ratably, according to the amounts due on such installment and other amounts, to the Senior Noteholders entitled thereto, without any discrimination or preference, and

                    (B) to the payment of the unpaid principal of any of the Senior Notes which shall have become due and payable (other than Senior Notes called for redemption for the payment of which money is held pursuant to the provisions of this Indenture) in the order of their stated payment dates, with interest on the Principal Amount of such Notes at the respective rates specified therein from the respective dates upon which such Senior Notes became due and payable, and, if the amount available shall not be sufficient to pay in full the principal of the Senior Notes by their stated terms due and payable on any particular date, then to the payment of such principal, ratably, according to the amount of such principal then due on such date, to the Senior Noteholders entitled thereto without any discrimination or preference);

               (ii) (but only if the Senior Asset Percentage would be at least 100% upon the application of such amounts or if there are no Senior Notes Outstanding), to the payment to the Subordinate Beneficiaries of all installments of principal and interest then due on the Subordinate Notes and all Other Subordinate Obligations (except with respect to Subordinate Swap Agreements, only amounts due in the ordinary course and not any termination, indemnity or other similar or extraordinary payment without satisfaction of a Rating Agency Condition), and if the amount available shall not be sufficient to pay all such amounts in full, then to the payment ratably, in proportion to the amounts due, without regard to due date, to the Subordinate Noteholders and to each Other Subordinate Beneficiary, without any discrimination or preference (provided, that the Trustee shall apply the amount so apportioned to the Subordinate Noteholders, as follows:

                    (A) to the payment of all installments of interest (other than interest on overdue principal) then due and payable in the order in which such installments became due and payable, and if the amount available shall not be sufficient to pay in full any particular installment, then to the payment, ratably, according to the amounts due on such installment and other amounts, to the Subordinate Noteholders entitled thereto, without any discrimination or preference, and

                    (B) to the payment of the unpaid principal of any of the Subordinate Notes which shall have become due and payable (other than Subordinate Notes called for redemption for the payment of which money is held pursuant to the provisions of this Indenture) in the order of their stated payment dates, with interest on the Principal Amount of such Notes at the respective rates specified therein from the respective dates upon which such Subordinate Notes became due and payable, and, if the amount available shall not be sufficient to pay in full the principal of the Subordinate Notes by their stated terms due and payable on any particular date, then to the payment of such principal, ratably, according to the amount of such principal then due on such date, to the Subordinate Noteholders entitled thereto without any discrimination or preference);

               (iii) (but only if the Subordinate Asset Percentage would be at least 100% upon the application of such amounts or if there are no Senior Notes or Subordinate Notes Outstanding), to the payment to the Junior Subordinate Beneficiaries of all installments of principal and interest then due on the Junior Subordinate Notes and all Other Junior Subordinate Obligations (except with respect to Junior Subordinate Swap Agreements, only amounts due in the ordinary course and not any termination, indemnity or other similar or extraordinary payment without satisfaction of a Rating Agency Condition), and if the amount available shall not be sufficient to pay all such amounts in full, then to the payment ratably, in proportion to the amounts due, without regard to due date, to the Junior Subordinate Noteholders and to each Other Junior Subordinate Beneficiary, without any discrimination or preference (provided, that the Trustee shall apply the amount so apportioned to the Junior Subordinate Noteholders, as follows:

                    (A) to the payment of all installments of interest (other than interest on overdue principal) then due and payable in the order in which such installments became due and payable, and if the amount available shall not be sufficient to pay in full any particular installment, then to the payment, ratably, according to the amounts due on such installment and other amounts, to the Junior Subordinate Noteholders entitled thereto, without any discrimination or preference, and

                    (B) to the payment of the unpaid principal of any of the Junior Subordinate Notes which shall have become due and payable (other than Junior Subordinate Notes called for redemption for the payment of which money is held pursuant to the provisions of this Indenture) in the order of their stated payment dates, with interest on the Principal Amount of such Notes at the respective rates specified therein from the respective dates upon which such Junior Subordinate Notes became due and payable, and, if the amount available shall not be sufficient to pay in full the principal of the Junior Subordinate Notes by their stated terms due and payable on any particular date, then to the payment of such principal, ratably, according to the amount of such principal then due on such date, to the Junior Subordinate Noteholders entitled thereto without any discrimination or preference);

               (iv) to the payment of the Holders of the Senior Notes of all Carry-Over Amounts (together with interest thereon) then due and payable in the order in which such amounts became due and payable, and if the amount available shall not be sufficient to pay in full all such Carry-Over Amounts (and interest thereon) which became due and payable on any particular date, then to the payment, ratably, according to the amounts due on such date, to the Senior Noteholders entitled thereto, without any discrimination or preference;

               (v) (but only if the Senior Asset Percentage would be at least 100% upon the application of such amounts or if there are no Senior Notes Outstanding), to the payment to the Holders of the Subordinate Notes of all Carry-Over Amounts (together with interest thereon) then due and payable in the order in which such amounts became due and payable, and if the amount available shall not be sufficient to pay in full all such Carry-Over Amounts (and interest thereon) which became due and payable on any particular date, then to the payment, ratably, according to the amounts due on such date, to the Subordinate Noteholders entitled thereto, without any discrimination or preference;

               (vi) (but only if the Subordinate Asset Percentage would be at least 100% upon the application of such amounts or if there are no Senior Notes or Subordinate Notes Outstanding), to the payment to the Holders of the Junior Subordinate Notes of all Carry-Over Amounts (together with interest thereon) then due and payable in the order in which such amounts became due and payable, and if the amount available shall not be sufficient to pay in full all such Carry-Over Amounts (and interest thereon) which became due and payable on any particular date, then to the payment, ratably, according to the amounts due on such date, to the Junior Subordinate Noteholders entitled thereto, without any discrimination or preference;

               (vii) to the payment of termination, indemnity or other similar or extraordinary payments then due and payable to Swap Counterparties under Senior Swap Agreements as a result of Swap Counterparty default, in the order in which such termination payments became due and payable, and if the amount available shall not be sufficient to pay in full all such termination payments which became due and payable on any particular date, then to the payment, ratably, according to the amounts due on such date, to the Senior Swap Counterparties entitled thereto, without any discrimination or preference;

               (viii) (but only if the Senior Asset Percentage would be at least 100% upon the application of such amounts or if there are no Senior Notes Outstanding), to the payment of termination, indemnity or other similar or extraordinary payments then due and payable to Swap Counterparties under Subordinate Swap Agreements as a result of Swap Counterparty default, in the order in which such termination payments became due and payable, and if the amount available shall not be sufficient to pay in full all such termination payments which became due and payable on any particular date, then to the payment, ratably, according to the amounts due on such date, to the Subordinate Swap Counterparties entitled thereto, without any discrimination or preference; and

               (ix) (but only if the Subordinate Asset Percentage would be at least 100% upon the application of such amounts or if there are no Senior Notes or Subordinate Notes Outstanding), to the payment of termination, indemnity or other similar or extraordinary payments then due and payable to Swap Counterparties under Junior Subordinate Swap Agreements as a result of Swap Counterparty default, in the order in which such termination payments became due and payable, and if the amount available shall not be sufficient to pay in full all such termination payments which became due and payable on any particular date, then to the payment, ratably, according to the amounts due on such date, to the Junior Subordinate Swap Counterparties entitled thereto, without any discrimination or preference.

          (b) If the principal of all Outstanding Notes shall have become due or shall have been declared due and payable and such declaration has not been annulled and rescinded under the provisions of this Article VI, all such moneys shall be applied, as follows:

               (i) to the payment to the Senior Beneficiaries of the principal and interest then due and unpaid upon the Senior Notes and all Other Senior Obligations (except with respect to Senior Swap Agreements, only amounts due in the ordinary course and not any termination, indemnity or other similar or extraordinary payment without satisfaction of a Rating Agency Condition), without preference or priority of principal over interest or of interest over principal, or of any installment of interest over any other installment of interest, or of any Senior Beneficiary over any other Senior Beneficiary, ratably, according to the amounts due, to the Persons entitled thereto without any discrimination or preference;

               (ii) to the payment to the Subordinate Beneficiaries of the principal and interest then due and unpaid upon the Subordinate Notes and all Other Subordinate Obligations (except with respect to Subordinate Swap Agreements, only amounts due in the ordinary course and not any termination, indemnity or other similar or extraordinary payment without satisfaction of a Rating Agency Condition), without preference or priority of principal over interest or of interest over principal, or of any installment of interest over any other installment of interest, or of any Subordinate Beneficiary over any other Subordinate Beneficiary, ratably, according to the amounts due, to the Persons entitled thereto without any discrimination or preference;

               (iii) to the payment to the Junior Subordinate Beneficiaries of the principal and interest then due and unpaid upon the Junior Subordinate Notes and all Other Junior Subordinate Obligations (except with respect to Junior Subordinate Swap Agreements, only amounts due in the ordinary course and not any termination, indemnity or other similar or extraordinary payment without satisfaction of a Rating Agency Condition), without preference or priority of principal over interest or of interest over principal, or of any installment of interest over any other installment of interest, or of any Junior Subordinate Beneficiary over any other Junior Subordinate Beneficiary, ratably, according to the amounts due, to the Persons entitled thereto without any discrimination or preference;

               (iv) to the payment of the Holders of the Senior Notes of all Carry-Over Amounts (together with interest thereon) then due and unpaid, without any preference or priority of Carry-Over Amounts over interest thereon or of interest thereon over Carry-Over Amounts, ratably, according to the amounts due, to the Senior Noteholders entitled thereto, without any discrimination or preference;

               (v) to the payment to the Holders of the Subordinate Notes of all Carry-Over Amounts (together with interest thereon) then due and unpaid, without any preference or priority of Carry-Over Amounts over interest thereon or of interest thereon over Carry-Over Amounts, ratably, according to the amounts due, to the Subordinate Noteholders entitled thereto, without any discrimination or preference;

               (vi) to the payment to the Holders of the Junior Subordinate Notes of all Carry-Over Amounts (together with interest thereon) then due and unpaid, without any preference or priority of Carry-Over Amounts over interest thereon or of interest thereon over Carry-Over Amounts, ratably, according to the amounts due, to the Junior Subordinate Noteholders entitled thereto, without any discrimination or preference;

               (vii) to the payment of termination, indemnity or other similar or extraordinary payments then due and unpaid to Swap Counterparties under Senior Swap Agreements as a result of Swap Counterparty default, ratably, according to the amounts due on such date, to the Senior Swap Counterparties entitled thereto, without any discrimination or preference;

               (viii) to the payment of termination, indemnity or other similar or extraordinary payments then due and unpaid to Swap Counterparties under Subordinate Swap Agreements as a result of Swap Counterparty default, ratably, according to the amounts due on such date, to the Subordinate Swap Counterparties entitled thereto, without any discrimination or preference; and

                    (i) (ix) to the payment of termination, indemnity or other similar or extraordinary payments then due and unpaid to Swap Counterparties under Junior Subordinate Swap Agreements as a result of Swap Counterparty default, ratably, according to the amounts due on such date, to the Junior Subordinate Swap Counterparties entitled thereto, without any discrimination or preference.

          (c) If the principal of all the Outstanding Notes shall have been declared due and payable and if such declaration shall thereafter have been rescinded and annulled under the provisions of Section 6.02 hereof, then (subject to the provisions of paragraph (b) of this Section 6.06, in the event that the principal of all the Outstanding Notes shall later become or be declared due and payable) the money held by the Trustee hereunder shall be applied in accordance with the provisions of paragraph (a) of this Section 6.06.

     Whenever moneys are to be applied by the Trustee pursuant to the provisions of this Section 6.06, such moneys shall be applied by it at such times, and from time to time, as the Trustee shall determine, having due regard to the amount of such moneys available for application and the likelihood of additional moneys becoming available for such application in the future. Whenever the Trustee shall apply such funds, it shall fix the date (which shall be an Interest Payment Date unless it shall deem another date more suitable) upon which such application is to be made and upon such date interest on the amounts of principal to be paid shall cease to accrue. The Trustee shall give such notice as it may deem appropriate of the deposits with it of any such moneys and of the fixing of any such date, and shall not be required to make payment to the Holder of any unpaid Note until such Note shall be presented to the Trustee for appropriate endorsement or for cancellation if fully paid.

     Whenever all Notes and interest thereon and all Other Obligations have been fully paid under the provisions of this Section 6.06, and all expenses and charges of the Trustee have been paid, the Issuer and the Trustee shall be restored to their former positions hereunder.

     SECTION 6.07. REMEDIES VESTED IN TRUSTEE. All rights of action, including the right to file proof of claims under this Indenture or under any of the Notes may be enforced by the Trustee without the possession of any of the Notes or the production thereof in any trial or other proceedings relating thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its name as Trustee without the necessity of joining as plaintiffs or defendants any Beneficiaries, and any recovery of judgment shall be for the equal benefit of all Beneficiaries in respect of which such judgment has been recovered.

     SECTION 6.08. LIMITATION ON SUITS BY BENEFICIARIES. Except as may be permitted in a Supplemental Indenture with respect to an Other Beneficiary, no Holder of any Note or Other Beneficiary shall have any right to institute any suit, action or proceeding in equity or at law for the enforcement of this Indenture or for the execution of any trust hereof or for the appointment of a receiver or any other remedy hereunder unless (a) an Event of Default shall have occurred and be continuing; (b) the Acting Beneficiaries Upon Default shall have made written request to the Trustee; (c) such Beneficiary or Beneficiaries shall have offered to the Trustee indemnity, as provided in Section 7.01 hereof; (d) the Trustee shall have thereafter failed for a period of 60 days after the receipt of the request and indemnification or refused to exercise the powers hereinbefore granted or to institute such action, suit or proceeding in its own name; and (e) no direction inconsistent with such written request shall have been given to the Trustee during such 60-day period by the Holders of not less than a majority in aggregate Principal Amount of the Notes then Outstanding; it being understood and intended that no one or more Holders of the Notes or any Other Beneficiary shall have any right in any manner whatsoever to affect, disturb or prejudice the lien of this Indenture by his, her, its or their action or to enforce any right hereunder except in the manner herein provided, and that all proceedings at law or in equity shall be instituted, had and maintained in the manner herein provided and for the benefit of the Holders of all Outstanding Notes and Other Beneficiaries hereunder as their interests may appear hereunder; provided, however, that, notwithstanding the foregoing provisions of this
Section 6.08, the Acting Beneficiaries Upon Default may institute any such suit, action or proceeding in their own names for the benefit of the Holders of all Outstanding Notes and Other Beneficiaries hereunder.

     SECTION 6.09. UNCONDITIONAL RIGHT OF NOTEHOLDERS TO ENFORCE PAYMENT. Notwithstanding any other provision in this Indenture, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of, premium, if any, and interest on such Note in accordance with the terms thereof and hereof and, upon the occurrence of an Event of Default with respect thereto, to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

     SECTION 6.10. TRUSTEE MAY FILE PROOFS OF CLAIMS. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Issuer or the property of the Issuer, the Trustee (irrespective of whether the principal of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Issuer for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

          (a) to file and prove a claim for the whole amount of principal, premium, if any, and interest owing and unpaid in respect of the Notes then Outstanding and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and Counsel and any Paying Agents, Authenticating Agents, Note Registrar, Remarketing Agents, Tender Agents, Auction Agents, Market Agents and Broker-Dealers) and of the Beneficiaries allowed in such judicial proceeding, and

          (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Noteholder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Noteholders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses and disbursements of the Trustee, its agents and Counsel and any Paying Agents, Authenticating Agents, Note Registrar, Remarketing Agents, Tender Agents, Auction Agents, Market Agents and Broker-Dealers.

     Nothing herein shall affect the right of any Paying Agent, Authenticating Agent, Note Registrar, Remarketing Agent, Tender Agent, Auction Agent, Market Agent or Broker-Dealer to file proofs of claim on their own behalf in any such proceeding.

     Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Noteholder or Other Beneficiary any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or Other Beneficiary, or to authorize the Trustee to vote in respect of the claim of any Noteholder in any such proceeding.

     SECTION 6.11. UNDERTAKING FOR COSTS. The Issuer and the Trustee agree, and each Holder of any Note by his, her or its acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 6.11 shall not apply to (a) any suit instituted by the Trustee; (b) any suit instituted by any Noteholder, or group of Noteholders, in each case holding in the aggregate more than 10% of the Outstanding Principal Amount of the Notes; or (c) any suit instituted by any Noteholder for the enforcement of the payment of the principal of, premium, if any, or interest on any Note in accordance with Section 6.09 hereof.

     SECTION 6.12. TERMINATION OF PROCEEDINGS. In case the Trustee or any Beneficiary shall have proceeded to enforce any right under this Indenture by the appointment of a receiver, or otherwise, and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee or such Beneficiary, then and in every such case the Issuer and the Trustee or such Beneficiary shall, subject to any final determination in such proceedings, be restored to their former positions and rights hereunder with respect to this Indenture, and all rights, remedies and powers of the Trustee and the Beneficiaries shall continue as if no such proceedings had been taken.

     SECTION 6.13. WAIVER OF DEFAULTS AND EVENTS OF DEFAULT. The Trustee shall, unless the Trustee has declared the principal of and interest on all Outstanding Notes immediately due and payable in accordance with Section 6.02 hereof and a judgment or decree for payment of the money due has been obtained by the Trustee, waive any default or Event of Default hereunder and its consequences but only upon written request of the Acting Beneficiaries Upon Default; provided, however, that there shall not be waived (a) any Event of Default arising from the acceleration of the maturity of the Notes, except upon the rescission and annulment of such declaration as described in Section 6.02 hereof; (b) any Event of Default in the payment when due of any amount owed to any Beneficiary (including payment of principal of or interest on any Note) except with the consent of such Beneficiary or unless, prior to such waiver, the Issuer has paid or deposited (or caused to be paid or deposited) with the Trustee a sum sufficient to pay all amounts owed to such Beneficiary (including, to the extent permitted by law, interest upon overdue installments of interest);
(c) any Event of Default arising from the failure of the Issuer to pay unpaid expenses of the Trustee, its agents and counsel, and any Authenticating Agent, Paying Agents, Note Registrar, Remarketing Agents, Tender Agents, Auction Agents, Market Agents and Broker-Dealers as required by this Indenture, unless, prior to such waiver, the Issuer has paid or deposited (or caused to be paid or deposited) with the Trustee sums required to satisfy such obligations of the Issuer under the provisions of this Indenture; or (d) any default in respect of a covenant or provision hereof which, under Article VIII hereof, cannot be modified or amended without the consent of the Holder of each Note affected thereby. No such waiver shall extend to any subsequent or other default or Event of Default, or impair any right consequent thereon.

     SECTION 6.14. INSPECTION OF BOOKS AND RECORDS. The Issuer covenants that if an Event of Default shall have happened and shall not have been remedied, the books of record and account of the Issuer relating to the Financed Student Loans and the Trust Estate, shall at all times be subject to the inspection and use of the Trustee and any Holder of at least 25% of the Principal Amount of the Notes Outstanding and of their respective agents and attorneys.

     The Issuer covenants that if an Event of Default shall have happened and shall not have been remedied, the Issuer will continue to account, as a trustee of an express trust, for all other money, securities and property pledged under this Indenture.

                                  ARTICLE VII

                                   FIDUCIARIES

     SECTION 7.01. ACCEPTANCE OF THE TRUSTEE. The Trustee hereby accepts the trusts imposed upon it by this Indenture, and agrees to perform said trusts, but only upon and subject to the following terms and conditions:

          (a) Except during the continuance of an Event of Default;

               (i) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

               (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform in form to the requirements of this Indenture; and the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, entitlement order, approval or other paper or document.

          (b) In case an Event of Default has occurred and is continuing of which an officer of the Trustee has actual knowledge, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

          (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

               (i) this subsection (c) shall not be construed to limit the effect of subsection (a) of this Section;

               (ii) the Trustee shall not be liable for any error of judgment made in good faith by an officer or officers of the Trustee, unless it shall be conclusively determined that the Trustee was negligent in ascertaining the pertinent facts;

               (iii) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Issuer with respect to matters which the Issuer is entitled to direct hereunder or the Acting Beneficiaries Upon Default relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; and

               (iv) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any liability, financial or otherwise, in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity reasonably satisfactory to it against such risk or liability is not reasonably assured to it.

          (d) The Trustee may execute any of the trusts or powers hereof and perform any of its duties by or through attorneys, agents, receivers, custodians, nominees or employees and shall not be liable for the acts or omissions of such parties appointed with due care and shall be entitled to advice of Counsel and the advice or any opinion of counsel shall be full and complete authorization and protection in respect of any action taken or admitted by it hereunder in good faith and in accordance with such advice or opinion of counsel, and may in all cases pay reasonable compensation to any attorney, agent, receiver or employee retained or employed by it in connection herewith. The Trustee may act upon the opinion or advice of any Counsel or accountant selected by it in the exercise of reasonable care. The Trustee shall not be responsible for any loss or damage resulting from any action or inaction based on its good faith reliance upon such opinion or advice.

          (e) The Trustee shall not be responsible for any recital herein or in the Notes (except with respect to the certificate of the Trustee endorsed on the Notes), or for the filing or refiling of this Indenture, or for the validity of the execution by the Issuer of this Indenture, or of any Supplemental Indenture or instrument of further assurance, or for the sufficiency of the security for the Notes issued hereunder or intended to be secured hereby.

          (f) The Trustee shall not be accountable for the use or application by the Issuer of any of the Notes or the proceeds thereof or for the use or application of any money paid over by the Trustee in accordance with the provisions of this Indenture or for the use and application of money received by any Paying Agent.

          (g) The Trustee may conclusively rely and shall be fully protected in acting upon any notice, order, requisition, request, consent, certificate, order, opinion (including an opinion of Counsel), affidavit, letter, telegram or other paper or document deemed by it to be genuine and correct and to have been signed or sent by the proper person or persons. Any action taken by the Trustee pursuant to this Indenture upon the request or authority or consent of any person who at the time of making such request or giving such authority or consent is the Holder of any Note shall be conclusive and binding upon all future Holders of the same Note and Notes issued in exchange therefor or in place thereof.

          (h) Whenever in the administration of the provisions of this Agreement the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering any action to be taken hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of no negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Issuer's Certificate delivered to the Trustee and such certificate, in the absence of no negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted by it under the provisions of this Indenture upon the faith thereof.

          (i) At any and all reasonable times, the Trustee, and its duly authorized agents, attorneys, experts, engineers, accountants and representatives, shall have the right fully to inspect all books, papers and records of the Issuer pertaining to the Financed Student Loans, and to take such memoranda from and in regard thereto as may be desired.

          (j) The Trustee shall not be required to give any bond or surety in respect of the execution of the said trusts and powers or otherwise in respect of the premises.

          (k) Notwithstanding anything elsewhere in this Indenture contained, the Trustee, in respect to the authentication of any Notes, the withdrawal of any cash or any action whatsoever within the purview of this Indenture, and any Authenticating Agent, in respect of the authentication of Notes, shall have the right, but shall not be required, to demand any showings, certificates, opinions (including opinions of Counsel), appraisals or other information, or corporate action or evidence thereof, in addition to that by the terms hereof required as a condition of such action by the Trustee or the Authenticating Agent, as the case may be, deemed desirable for the purpose of establishing the right of the Issuer to the authentication of any Notes, the withdrawal of any cash, or the taking of any other action by the Trustee or the Authenticating Agent, as the case may be.

          (l) Before taking any action hereunder requested by Noteholders or by any Other Beneficiary, the Trustee may require that it be furnished an indemnity bond or other indemnity satisfactory to it for the reimbursement of all expenses to which it may be put and to protect it against all liability, except liability which results from the negligence or willful misconduct of the Trustee, by reason of any action so taken by the Trustee.

          (m) The Trustee shall periodically file Uniform Commercial Code continuation statements and take such other actions described in Section
     4.10 hereof as required to maintain and continue the perfection of any security interests granted by the Issuer and the Eligible Lender Trustee as debtors to the Trustee as secured party hereunder.

          (n) (n) Anything in this Indenture to the contrary notwithstanding, in no event shall the Trustee be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits).

     SECTION 7.02. FEES, CHARGES AND EXPENSES OF THE TRUSTEE, PAYING AGENTS, NOTE REGISTRAR, AUTHENTICATING AGENTS, REMARKETING AGENTS, TENDER AGENTS, AUCTION AGENTS, MARKET AGENTS AND BROKER-DEALERS. The Trustee and each Paying Agent, Note Registrar, Authenticating Agent, Remarketing Agent, Tender Agent, Auction Agent, Market Agent and Broker-Dealer shall be entitled to payment and/or reimbursement for reasonable fees for services rendered hereunder (monthly in the case of the Trustee) and all advances, legal fees and other expenses reasonably and necessarily made or incurred by it in and about the execution of the trusts created by this Indenture and in and about the exercise and performance of the powers and duties of the Trustee and each Paying Agent, Note Registrar, Authenticating Agent, Remarketing Agent, Tender Agent, Auction Agent, Market Agent and Broker-Dealer hereunder and for the reasonable and necessary costs and expenses incurred in defending any liability in the premises of any character whatsoever (unless such liability is adjudicated to have resulted from the negligence or willful misconduct of the Trustee, the Paying Agent, the Note Registrar, the Authenticating Agent, the Remarketing Agent, the Tender Agent, the Auction Agent, the Market Agent or the Broker-Dealer); provided that any moneys or Investment Securities held pursuant to Section 9.01 hereof with respect to Notes no longer deemed Outstanding hereunder, shall not be available for, nor be applied to, the payment of any such fees, advances, costs or expenses. The right of the Trustee to payment under this Section 7.02 shall survive the satisfaction and discharge of this Indenture or the earlier resignation or removal of the Trustee. As security for the performance of the Issuer under this Section or Section 7.21 hereof, after the occurrence of a Default the Trustee shall without further action or authorization have a lien and a right to set-off, prior to the lien of the Noteholders and all other Persons, upon the Trust Estate. When the Trustee incurs expenses after the occurrence of a Default specified in Section 6.01 (o) or (p) with respect to the Issuer, if the surviving entity has failed to honor such obligation the expenses are intended to constitute expenses of administration under any insolvency law or under Title 11 of the United States Code.

     SECTION 7.03. NOTICE TO BENEFICIARIES IF DEFAULT OCCURS. The Trustee shall give to all Beneficiaries, in the manner provided in Section 10.04 hereof, notice of all Events of Default, and of all events which, with the passage of time or the giving of notice, or both, would become an Event of Default, known to the Trustee, within 90 days after the occurrence of such Event of Default or other event unless such Event of Default or other event shall have been cured before the giving of such notice; provided that, except in the case of Events of Default in the payment of the principal of, premium, if any, or interest on any of the Notes, the Trustee shall be protected in withholding such notice if and so long as a trust committee of the Trustee in good faith determines that the withholding of such notice is in the interest of the Beneficiaries.

     SECTION 7.04. INTERVENTION BY TRUSTEE. In any judicial proceeding to which the Issuer is a party and which in the opinion of the Trustee and its Counsel has a substantial bearing on the interest of the Beneficiaries, the Trustee may intervene on behalf of Beneficiaries and shall do so if requested in writing by the Acting Beneficiaries Upon Default. The rights and obligations of the Trustee under this Section 7.04 are subject to the approval of a court of competent jurisdiction in the premises.

     SECTION 7.05. SUCCESSOR TRUSTEE, PAYING AGENTS, AUTHENTICATING AGENTS, AND TENDER AGENTS. Any corporation, association or agency into which the Trustee and any Paying Agent, any Authenticating Agent or any Tender Agent may be converted or merged, or with which it may be consolidated, or to which it may sell or transfer its trust business and assets as a whole or substantially as a whole, or any corporation or association resulting from any such conversion, sale, merger, consolidation or transfer to which it is a party, ipso facto, shall be and become successor Trustee, Paying Agent, Note Registrar, Authenticating Agent, or Tender Agent hereunder and vested with all of the trusts, powers, discretions, immunities, privileges and all other matters as was its predecessor, without the execution or filing of any instrument or any further act, deed or conveyance on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided that no such merger, conversion or consolidation shall relieve the Trustee of its obligation to comply with
Section 7.13 hereof.

     SECTION 7.06. RESIGNATION BY TRUSTEE, PAYING AGENTS, AUTHENTICATING AGENTS, AND TENDER Agents. The Trustee, any Paying Agent, any Authenticating Agent and any Tender Agent may at any time resign from the trusts and be discharged of the duties and obligations hereby created by giving 60 days' written notice to the Issuer and, in the case of the Trustee, a Paying Agent, an Authenticating Agent or a Tender Agent, by first-class mail to all Noteholders and Other Beneficiaries and such resignation shall take effect upon the appointment of a successor Trustee, Paying Agent, Authenticating Agent or Tender Agent. No such resignation of the Trustee shall become effective until the acceptance of appointment by a successor Trustee under Section 7.09 hereof. Upon the appointment and acceptance of a successor Trustee, the successor Trustee shall or upon appointment and acceptance of a successor Authenticating Agent, Paying Agent or Tender Agent, the Trustee shall, promptly cause written notice of such appointment to be given to all Noteholders and Other Beneficiaries in the manner provided in Section 10.04 hereof, which notice shall include the address of the Principal Office of such successor. If an instrument of acceptance by a successor Trustee, Paying Agent, Authenticating Agent or Tender Agent shall not have been delivered to the resigning Trustee, Paying Agent, Authenticating Agent or Tender Agent within 60 days after the giving of such notice of resignation, the resigning Trustee, Paying Agent, Authenticating Agent or Tender Agent may petition any court of competent jurisdiction for the appointment of a successor and any attorneys' fees incurred in connection with any such petition shall be payable by the Issuer.

     SECTION 7.07. REMOVAL OF TRUSTEE. The Issuer may at any time, subject to the provisions of this Article VII, remove the Trustee by Issuer Order. The Issuer shall remove the Trustee if at any time so requested by an instrument or concurrent instruments in writing, filed with the Trustee and the Issuer, and signed by the Holders of a majority in Principal Amount of the Notes then Outstanding or their attorneys-in-fact duly authorized. Notwithstanding the foregoing, the Trustee may not be removed during the existence of an Event of Default.

     In case the Trustee shall be dissolved, fail to comply with Section 7.13 hereof or otherwise become incapable of acting hereunder, or in case it shall be taken under the control of any public officer or officers, or of a receiver appointed by a court, any Noteholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

     No removal of the Trustee, and no appointment of a successor Trustee, pursuant to the provisions of this Article VII shall become effective until the acceptance of appointment by the successor Trustee under Section 7.09 hereof.

     SECTION 7.08. APPOINTMENT OF SUCCESSOR TRUSTEE. If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Issuer shall, by Issuer Order, promptly appoint a successor trustee. If no successor trustee has been appointed and accepted appointment as herein provided after 60 days from the mailing of notice of resignation by the Trustee under Section 7.06 hereof, or from the date the Trustee is removed or otherwise incapable of acting hereunder, any Beneficiary or the Trustee may petition a court of competent jurisdiction to appoint a successor trustee. No appointment of a successor Trustee shall be effective without the written consent of all Other Beneficiaries, which consent shall not be unreasonably withheld.

     The Issuer shall promptly notify any Paying Agent, Authenticating Agent, Remarketing Agent and Tender Agent as to the appointment of any successor trustee and shall promptly cause written notice of such appointment to be given to all Noteholders and Other Beneficiaries in the manner provided in Section
10.04 hereof, which notice shall include the address of the Principal Office of the successor Trustee.

     SECTION 7.09. CONCERNING ANY SUCCESSOR TRUSTEE. Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to its predecessor, and to the Issuer, an instrument in writing accepting such appointment hereunder, and thereupon such successor, without any further act, assignment or conveyance, shall become fully vested with all the estates, properties, rights, powers, trusts, duties and obligations of its predecessor as Trustee; but such predecessor shall, nevertheless, on the written request of the Issuer, or of its successor Trustee, execute and deliver an instrument transferring to such successor Trustee all the estates, properties, rights, powers and trusts of such predecessor hereunder, and every predecessor Trustee shall deliver all securities and moneys and Balances held by it as Trustee hereunder to its successor together with an accounting of the Balances held by it hereunder and shall take such actions as may be necessary to cause any Credit Enhancement Facility to be transferred to the successor Trustee. Should any instrument in writing from the Issuer be required by any successor Trustee for more fully and certainly vesting in such successor the estates, rights, powers and duties hereby vested or intended to be vested in the predecessor trustee, any and all such instruments in writing shall, on request, be executed, acknowledged and delivered by the Issuer.

     SECTION 7.10. TRUSTEE PROTECTED IN RELYING UPON RESOLUTIONS, ETC. The resolutions, orders, requisitions, opinions, certificates and other instruments conforming to the requirements of this Indenture may be accepted by the Trustee as conclusive evidence of the facts and conclusions stated therein and shall be full warrant, protection and authority to the Trustee for the withdrawal of cash hereunder.

     SECTION 7.11. SUCCESSOR TRUSTEE AS CUSTODIAN OF FUNDS. In the event of a change in the office of Trustee the predecessor Trustee which has resigned or been removed shall cease to be custodian of the Funds and Accounts, and the successor Trustee shall be and become such custodian.

     SECTION 7.12. CO-TRUSTEE. At any time or times, for the purpose of (a) meeting any legal requirements of any state in which the Trustee determines it necessary to take any action hereunder; or (b) establishing the eligibility of any Financed Student Loans for receipt of federal payments with respect thereto, the Trustee shall have power to appoint, and, upon the request of the Trustee or of the Holders of at least 25% in aggregate Principal Amount of Notes Outstanding or of any Other Beneficiary, the Issuer shall for such purpose join with the Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to appoint one or more Persons approved by the Trustee either to act as co-trustee or co-trustees, jointly with the Trustee of all or any part of the trust estate, or to act as separate trustee or separate trustees of all or any part of the trust estate, and to vest in such person or persons, in such capacity, such title to the trust estate or any part thereof, and such rights, powers, duties, trusts or obligations as the Trustee may consider necessary or desirable, subject to the remaining provisions of this
Section 7.12. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor Trustee under Section 7.13 hereof and no notice to Noteholders of the appointment of any co-trustee or separate trustee shall be required under Section 7.08 hereof.

     If the Issuer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have power to make such appointment.

     The Issuer shall execute, acknowledge and deliver all such instruments as may be required by any such co-trustee or separate trustee.

     Every co-trustee or separate trustee shall, to the extent permitted by law but to such extent only, be appointed subject to the following terms, namely:

          (a) The Notes shall be authenticated and delivered, and all rights, powers, trusts, duties and obligations by this Indenture conferred upon the Trustee in respect of the custody, control and management of moneys, papers, securities and other personal property shall be exercised, solely by the Trustee.

          (b) All rights, powers, trusts, duties and obligations conferred or imposed upon the trustees shall be conferred or imposed upon and exercised or performed by the Trustee, or by the Trustee and such co-trustee or co-trustees or separate trustee or separate trustees jointly, as shall be provided in the instrument appointing such co-trustee or co-trustees or separate trustee or separate trustees, except to the extent that, under the law of any jurisdiction in which any particular act or acts are to be performed, the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such act or acts shall be performed by such co-trustee or co-trustees or separate trustee or separate trustees.

          (c) Any request in writing by the Trustee to any co-trustee or separate trustee to take or to refrain from taking any action hereunder shall be sufficient warrant for the taking, or the refraining from taking, of such action by such co-trustee or separate trustee.

          (d) Any co-trustee or separate trustee may delegate to the Trustee the exercise of any right, power, trust, duty or obligations, discretionary or otherwise.

          (e) The Trustee at any time, by any instrument in writing, may accept the resignation of or remove any co-trustee or separate trustee appointed under this Section 7.12. Upon the request of the Trustee, the Issuer shall join with the Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal.

          (f) No trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder.

          (g) Any demand, request, direction, appointment, removal, notice, consent, waiver or other action in writing delivered to the Trustee shall be deemed to have been delivered to each such co-trustee or separate trustee.

          (h) Any moneys, papers, securities or other items of personal property received by any such co-trustee or separate trustee hereunder shall forthwith, so far as may be permitted by law, be turned over to the Trustee.

     Upon the acceptance in writing of such appointment by any such co-trustee or separate trustee, it or he or she shall be vested with such title to the trust estate or any part thereof, and with such rights, powers, duties or obligations, as shall be specified in the instrument of appointment jointly with the Trustee (except insofar as local law makes it necessary for any such co-trustee or separate trustee to act alone) subject to all the terms of this Indenture. Every such acceptance shall be filed with the Trustee. Any co-trustee or separate trustee may, at any time by an instrument in writing, constitute the Trustee, his, her or its attorney-in-fact and agent, with full power and authority to do all acts and things and to exercise all discretion on his, her or its behalf and in his, her or its name.

     In case any co-trustee or separate trustee shall die, become incapable of acting, resign or be removed, the title to the trust estate, and all rights, powers, trusts, duties and obligations of said co-trustee or separate trustee shall, so far as permitted by law, vest in and be exercised by the Trustee unless and until a successor co-trustee or separate trustee shall be appointed in the manner herein provided.

     SECTION 7.13. CORPORATE TRUSTEE REQUIRED; ELIGIBILITY; CONFLICTING INTERESTS. There shall at all times be a Trustee hereunder which shall be eligible to act as Trustee under TIA Section 310(a)(1) and shall have a combined capital and surplus of at least $50,000,000 (and, with respect to any successor Trustee, having a rating of at least "Baa3" from Moody's unless a Rating Agency Condition is satisfied). If such corporation publishes reports of condition at least annually, pursuant to law or the requirements of federal, state, territorial or District of Columbia supervising or examining authority, then for the purposes of this Section 7.13, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 7.13, it shall resign immediately in the manner and with the effect specified in this Article VII. Neither the Issuer nor any Person directly or indirectly controlling or controlled by, or under common control with, the Issuer shall serve as Trustee.

     SECTION 7.14. STATEMENT BY TRUSTEE OF FUNDS AND ACCOUNTS AND OTHER MATTERS. Not more than 30 days after the close of each Fiscal Year the Trustee shall furnish the Issuer and any Noteholder or Other Beneficiary filing with the Trustee a written request for a copy, a statement setting forth (to the extent applicable) in respect to such Fiscal Year, (a) all transactions relating to the receipt, disbursement and application of all moneys received by the Trustee pursuant to all terms of this Indenture; (b) the Balances held by the Trustee at the end of such Fiscal Year to the credit of each Fund and Account; (c) a brief description of all moneys, Financed Student Loans and Investment Securities held by the Trustee as part of the Balance of each Fund and Account as of the end of such Fiscal Year; (d) the Principal Amount of Notes of each series purchased by the Trustee during such Fiscal Year from moneys available therefor in any Fund pursuant to the provisions of this Indenture and the respective purchase price of such Notes; (e) the Principal Amount of Notes of each series retired, at their Stated Maturity or by prepayment, during such Fiscal Year and the Prepayment Prices thereof, if any; and (f) any other information which the Issuer may reasonably request.

     In addition, the Trustee shall furnish to the Issuer and the Market Agent on or before the fifteenth day of each calendar month a brief description of all moneys, Financed Student Loans and Investment Securities to the credit of each Fund and Account as of the last day of the preceding month.

     SECTION 7.15. TRUSTEE, AUTHENTICATING AGENT, NOTE REGISTRAR, PAYING AGENTS, REMARKETING AGENTS, TENDER AGENTS, AUCTION AGENTS, MARKET AGENTS AND BROKER-DEALERS MAY BUY, HOLD, SELL OR DEAL IN NOTES. The Trustee, any Authenticating Agent, any Note Registrar, any Paying Agent, any Remarketing Agent, any Tender Agent, any Auction Agent, any Market Agent or any Broker-Dealer and its directors, officers, employees or agents may, in good faith, buy, sell, own, hold and deal in any of the Notes and may join in any action which any Holder of a Note may be entitled to take, with like effect as if such Trustee, Authenticating Agent, Note Registrar, Paying Agent, Remarketing Agent, Tender Agent, Auction Agent, Market Agent or Broker-Dealer were not the Trustee, an Authenticating Agent, a Note Registrar, a Paying Agent, a Remarketing Agent, a Tender Agent, an Auction Agent, a Market Agent or a Broker-Dealer, as the case may be, under this Indenture.

     SECTION 7.16. AUTHENTICATING AGENT AND PAYING AGENTS; PAYING AGENTS TO HOLD MONEYS IN TRUST. Any Paying Agent for a series of Notes shall be appointed by or pursuant to a Supplemental Indenture providing for the issuance of such series of Notes. Each Paying Agent shall hold in trust for the benefit of the Holders of the Notes and the Trustee any sums held by such Paying Agent for the payment of the principal of, premium, if any, and interest on and any Carry-Over Amounts (and accrued interest thereon) with respect to the Notes. Anything in this paragraph to the contrary notwithstanding, the Issuer may, at any time, for the purpose of obtaining a satisfaction and discharge of this Indenture, or for any other reason, cause to be paid to the Trustee all sums held in trust by any Paying Agent hereunder as required by this paragraph, such sums to be held by the Trustee upon the trusts herein contained, and such Paying Agent shall thereupon be released from all further liability with respect to such sums.

     Any Authenticating Agent for a series of Notes shall be appointed by or pursuant to a Supplemental Indenture providing for the issuance of such series of Notes. The Authenticating Agent shall have the power to act in the receipt, authentication and delivery of Notes in connection with transfers, exchanges and registrations hereunder.

     Each Authenticating Agent and Paying Agent other than the Trustee shall designate its Principal Office and signify its acceptance of the duties and obligations imposed upon it by this Indenture by executing and delivering to the Issuer a written acceptance thereof under which, in the case of the Paying Agent, the Paying Agent will agree particularly:

          (a) to hold all sums held by it pursuant to this Indenture in trust for the benefit of the Holders of the Notes until such sums shall be paid to such Holders or otherwise disposed of as herein provided;

          (b) at any time during the continuance of any Event of Default, upon the written request of the Trustee, to forthwith pay to the Trustee all sums so held in trust by such Paying Agent; and

          (c) in the event of the resignation or removal of such Paying Agent, pay over, assign and deliver any moneys, records or securities held by it as Paying Agent to its successor or, if there be no successor, to the Trustee.

     No Paying Agent shall be obligated to expend its own funds in paying Debt Service on, or Carry-Over Amounts (including accrued interest thereon) with respect to, the Notes.

     SECTION 7.17. REMOVAL OF AUTHENTICATING AGENT AND PAYING AGENTS; SUCCESSORS. Any Authenticating Agent and any Paying Agent may be removed at any time by an instrument filed with such Authenticating Agent or Paying Agent, as the case may be, and the Trustee and signed by the Issuer. Any successor Authenticating Agent or Paying Agent shall be appointed by the Issuer and shall be a bank having trust powers or trust company duly organized under the laws of any state of the United States or a national banking association having trust powers, having, in the case of a successor paying agent, a capital stock and surplus aggregating at least $25,000,000, and willing and able to accept the office on reasonable and customary terms and authorized by law to perform all the duties imposed upon it by this Indenture and any Supplemental Indenture. Upon the appointment and acceptance of a successor Authenticating Agent or Paying Agent, the Issuer shall promptly give written notice of such appointment to the Trustee and the Trustee shall promptly cause written notice thereof to be given to all Noteholders in the manner provided in Section 10.04 hereof, which notice shall include the address of the Principal Office of such successor.

     In the event of the resignation or removal of any Authenticating Agent or any Paying Agent, such Authenticating Agent or Paying Agent shall pay over, assign and deliver any moneys, records or securities held by it as Authenticating Agent (and Note Registrar, if appropriate) or Paying Agent, as the case may be, to its successors or, if there be no successor, to the Trustee.

     SECTION 7.18. APPOINTMENT AND QUALIFICATIONS OF TENDER AGENTS. The Issuer may, in a Supplemental Indenture, appoint a Tender Agent with respect to one or more series of Notes. The Tender Agent shall, by entering into a Tender Agent Agreement, designate to the Trustee its Principal Offices for the purposes of its functions as Tender Agent and, if applicable, Authenticating Agent and Note Registrar hereunder and signify its acceptance of the duties and obligations imposed upon it hereunder (including, if applicable, those of Authenticating Agent and Note Registrar) and under the Tender Agent Agreement, and under which the Tender Agent will agree, particularly:

          (a) to hold all Notes delivered to it hereunder in trust for the benefit of the respective Noteholders which shall have so delivered such Notes until moneys representing the purchase price of such Notes shall have been delivered to or for the account of or to the order of such Noteholders;

          (b) to hold all moneys delivered to it hereunder for the purchase of Notes in trust for the benefit of the person or entity which shall have so delivered such moneys until the Notes purchased with such moneys shall have been delivered to or for the account of such person or entity; and

          (c) to keep such books and records as shall be consistent with prudent industry practice and to make such books and records available for inspection by the Issuer and the Trustee at all reasonable times.

     The Issuer shall cooperate with the Tender Agent and the Trustee to cause the necessary arrangements to be made and to be thereafter continued whereby funds from the sources specified herein will be made available for the purchase of the Notes which are required to be tendered on a Tender Date and whereby Notes, executed by the Issuer and authenticated by the Trustee or the Authenticating Agent, shall be made available to the Remarketing Agent, the Trustee or the Tender Agent to the extent necessary for delivery pursuant the applicable provisions of the related Supplemental Indenture.

     The Tender Agent shall be a commercial bank or trust company duly organized under the laws of the United States or any state or territory thereof, having its Principal Office for the performance of its functions as Tender Agent hereunder located in New York, New York, having a combined capital stock, surplus and undivided profits of at least $100,000,000 and authorized by law to perform all the duties imposed upon it by this Indenture (including, if applicable, those of Authenticating Agent and Note Registrar) and the Tender Agent Agreement. The Tender Agent may at any time resign and be discharged of the duties and obligations created by this Indenture and the Tender Agent Agreement (including such duties and obligations as Note Registrar and Authenticating Agent hereunder) by giving at least 60 days' notice to the Issuer, the Trustee and any related Credit Facility Provider, provided that such resignation shall not be effective until the appointment of a successor Tender Agent by the Issuer. The Tender Agent may be replaced at any time, at the direction of the Issuer, by an instrument, signed by an Authorized Officer of the Issuer, filed with the Remarketing Agent, the Tender Agent, the Trustee and any related Credit Facility Provider at least 60 days prior to the effective date of such replacement, provided that such replacement shall not be effective until the appointment of a successor Tender Agent by the Issuer. Upon the appointment and acceptance of a successor Tender Agent, the Issuer shall promptly give written notice of such appointment to the Trustee and the Trustee shall promptly cause written notice thereof to be given to all Noteholders in the manner provided in Section 10.04 hereof, which notice shall include the address of the Principal Office of such successor.

     In the event of the resignation or removal of the Tender Agent, the Tender Agent shall pay over, assign and deliver any moneys, Notes and records held by it in such capacity (including any such moneys, Notes and records held by it as Authenticating Agent and Note Registrar) to its successor or, if there be no successor, to the Trustee.

     In the event that the Tender Agent shall be removed or be dissolved, or if the property or affairs of the Tender Agent shall be taken under the control of any state or federal court or administrative body because of bankruptcy or insolvency, or for any other reason, and the Issuer shall not have appointed its successor as Tender Agent, the Trustee, notwithstanding the foregoing provisions of this Section 7.18, shall ipso facto be deemed to be the Tender Agent for all purposes of this Indenture until the appointment by the Issuer of the successor Tender Agent, and the Trustee shall be required to perform the functions of the Tender Agent (and, if applicable, of Note Registrar and Authenticating Agent) as set forth in this Indenture and the Tender Agent Agreement.

     SECTION 7.19. REMARKETING AGENTS. The Issuer may, in a Supplemental Indenture, appoint a Remarketing Agent with respect to one or more series of Notes. The Remarketing Agent shall designate its Principal Office and signify its acceptance of the duties and obligations imposed upon it hereunder by entering into a Remarketing Agreement under which the Remarketing Agent will agree, particularly:

          (a) to determine any variable interest rate in accordance with the applicable provisions of the related Supplemental Indenture;

          (b) to determine any fixed interest rate in accordance with the applicable provisions of the related Supplemental Indenture;

          (c) to hold all Notes delivered to it hereunder in trust for the benefit of the respective Noteholders which shall have so delivered such Notes until moneys representing the purchase price of such Notes shall have been delivered to or for the account of or to the order of such Noteholders;

          (d) to hold all moneys delivered to it hereunder for the purchase of Notes in trust for the benefit of the person or entity which shall have so delivered such moneys until the Notes purchased with such moneys shall have been delivered to or for the account of such person or entity; and

          (e) to keep such books and records as shall be consistent with prudent industry practice and to make such books and records available for inspection by the Issuer and the Trustee at all reasonable times.

     SECTION 7.20. QUALIFICATIONS OF REMARKETING AGENTS. The Remarketing Agent shall be a member of the National Association of Securities Dealers, Inc., have a capitalization of at least $50,000,000 and be authorized by law to perform all the duties imposed upon it by this Indenture and the Remarketing Agreement. The Remarketing Agent may at any time resign and be discharged of the duties and obligations created by this Indenture and the Remarketing Agreement (a) by giving at least 60 days' notice to the Issuer, the Trustee, the Tender Agent and any related Credit Facility Provider, provided that such resignation shall not be effective until a successor Remarketing Agent has been appointed by the Issuer and any related Credit Facility Provider has consented in writing thereto, which consent shall not be unreasonably withheld; or (b) by giving notice to the Issuer, the Trustee and the Tender Agent under the circumstances set forth in the Remarketing Agreement. The Remarketing Agent may be replaced at any time, at the direction of the Issuer, by an instrument signed by an Authorized Officer of the Issuer, filed with the Remarketing Agent, the Trustee, the Tender Agent and any related Credit Facility Provider, provided that such replacement shall not be effective until a successor Remarketing Agent has been appointed by the Issuer and any related Credit Facility Provider has consented in writing thereto, which consent shall not be unreasonably withheld.

     In the event of the resignation or removal of the Remarketing Agent, the Remarketing Agent shall pay over, assign and deliver any moneys and Notes held by it in such capacity to its successor or, if there be no successor, to the Trustee.

     In the event that the Remarketing Agent shall resign, be removed or be dissolved, or if the property or affairs of the Remarketing Agent shall be taken under the control of any state or federal court or administrative body because of bankruptcy or insolvency, or for any other reason, and the Issuer shall not have appointed its successor as Remarketing Agent, the Trustee, notwithstanding the provisions of the first paragraph of this Section 7.20, shall ipso facto be deemed to be the Remarketing Agent for all purposes of this Indenture until the appointment by the Issuer of the successor Remarketing Agent; provided, however, that the Trustee, in its capacity as Remarketing Agent, shall not be required to sell Notes or to determine the interest rate on the Notes. Nothing in this
Section 7.20 shall be construed as conferring on the Trustee additional duties other than as set forth herein.

     SECTION 7.21. INDEMNIFICATION OF THE TRUSTEE. The Issuer agrees to indemnify and hold harmless the Trustee and its officers, directors, employees, representatives and agents from and against, and reimburse the Trustee for, any and all loss, liability, claims, obligations, damages, injuries, (to person, property or natural resources), penalties, stamp or other similar taxes, actions, suits, judgments, reasonable costs and expenses (including reasonable agents fees and expenses) of whatever kind or nature regardless of their merit incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including without limitation the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder; provided, however, that any such indemnification shall be payable solely out of the Trust Estate. The provisions of this Section 7.21 shall survive the termination of this agreement or the earlier resignation or removal of the Trustee.

                                  ARTICLE VIII

                             SUPPLEMENTAL INDENTURES

     SECTION 8.01. SUPPLEMENTAL INDENTURES NOT REQUIRING CONSENT OF BENEFICIARIES. The Issuer and the Trustee may, from time to time and at any time, without the consent of, or notice to, any of the Noteholders or any Other Beneficiary (except to the extent, if any, required pursuant to a Supplemental Indenture authorizing the issuance of a series of Notes), and when so required by this Indenture shall, enter into an indenture or indentures supplemental to this Indenture as shall not be inconsistent with the terms and provisions hereof (which Supplemental Indenture or Indentures shall thereafter form a part hereof), so as to thereby (a) cure any ambiguity or formal defect or omission in this Indenture or in any Supplemental Indenture; (b) grant to or confer upon the Trustee for the benefit of the Beneficiaries any additional rights, remedies, powers, authority or security that may lawfully be granted to or conferred upon the Beneficiaries or the Trustee; (c) describe or identify more precisely any part of the Trust Estate or subject additional revenues, properties or collateral to the lien and pledge of this Indenture; (d) evidence the appointment of a separate trustee or a co-trustee or the succession of a new Trustee hereunder; (e) authorize issuance of a series of Notes, subject to the requirements of Article II hereof; (f) modify, eliminate and/or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the Trust Indenture Act of 1939, as then amended, or under any similar Federal statute enacted after the date of this Indenture, and to add to this Indenture such other provisions as may be expressly permitted by said Trust Indenture Act of 1939, excluding, however, the provisions referred to in Section 316(a)(2) of said Trust Indenture Act of 1939;
(g) modify this Indenture (including deletions of or changes to provisions of this Indenture or additions to this Indenture or any combination of deletions, changes and additions) as required by any Credit Facility Provider or Swap Counterparty, or otherwise necessary to give effect to any Credit Enhancement Facility, Swap Agreement or Swap Counterparty Guaranty authorized to be obtained or entered into under Section 2.12 hereof, at the time of issuance of a series of Notes to which such agreements relate; provided that the Rating Agency Condition is met with respect to such modifications; and provided further that no such modifications shall be effective (i) if the consent of any Noteholders would be required therefor under the proviso contained in Section 8.02 hereof and such consent has not been obtained; or (ii) if the Trustee shall determine that such modifications are to the prejudice of any Other Beneficiary; (h) create additional Funds, Accounts or subaccounts as authorized by Section 4.01 hereof; (i) to provide for the creation of one or more additional classes of Notes or Other Obligations; provided, (i) that no such class of Notes or Other Obligations may be senior in any respect to any previously created such class of Notes or Other Obligations any of which are then Outstanding, except to the extent specifically authorized or permitted by the Supplemental Indenture authorizing such previously created class or except to the extent consented to by each Beneficiary who would be adversely affected thereby; and (ii) that the Rating Agency Condition is met with respect to such additional classes of Notes or Other Obligations; (j) make any other change in this Indenture if the Rating Agency Condition shall have been satisfied with respect thereto and the Rating Agency shall have received either a certificate of an Authorized Officer of the Issuer that such change is not to the material prejudice of the Beneficiaries or an opinion of counsel to the effect that such change is not to the material prejudice of the Beneficiaries; or (k) make any other change if the Trustee shall have received an opinion of counsel to the effect that such change is not to the material prejudice of the Beneficiaries.

     SECTION 8.02. SUPPLEMENTAL INDENTURES REQUIRING CONSENT OF BENEFICIARIES. Exclusive of Supplemental Indentures covered by Section 8.01 hereof and subject to the terms and provisions contained in this Section 8.02, and not otherwise, the Trustee (upon receipt of an instrument evidencing the consent to the below-mentioned Supplemental Indenture by: (a) if they are affected thereby, the Holders of not less than two-thirds of the aggregate Principal Amount of the Outstanding Senior Notes; (b) if they are affected thereby, the Holders of not less than two-thirds of the aggregate Principal Amount of the Outstanding Subordinate Notes; (c) if they are affected thereby, the Holders of not less than two-thirds of the Aggregate Principal Amount of the Outstanding Junior Subordinate Notes; and (d) each other Person which must consent to such Supplemental Indenture as provided in any then outstanding Supplemental Indenture authorizing the issuance of a series of Notes or any Other Obligation) shall join with the Issuer in the execution of such other indenture or indentures supplemental hereto as shall be deemed necessary and desirable for the purpose of modifying, altering, amending, adding to or rescinding, in any particular, any of the terms or provisions contained in this Indenture; provided, however, that nothing contained in this Article VIII shall permit or be construed as permitting without the consent of the Holder of each Note and each Other Beneficiary which would be affected thereby (i) an extension of the maturity of the principal of or the interest on any Note, whether at the Stated Maturity thereof, on a Sinking Fund Payment Date or otherwise; or (ii) a reduction in the Principal Amount, Prepayment Price or purchase price of any Note or the rate of interest thereon; or (iii) a privilege or priority of any Senior Obligation over any other Senior Obligation; (iv) a privilege or priority of any Subordinate Obligation over any other Subordinate Obligation; or (v) a privilege of any Senior Notes over any Subordinate Notes or Junior Subordinate Notes, other than as provided herein; or (vi) a privilege of any Subordinate Notes over any Junior Subordinate Notes, other than as provided herein; or (vii) the surrendering of a privilege or a priority granted hereby if, in the judgment of the Trustee, to the detriment of another Beneficiary hereunder; or (viii) a reduction or an increase in the aggregate Principal Amount of the Notes required for consent to such Supplemental Indenture; or (ix) the creation of any lien ranking prior to or on a parity with the lien of this Indenture on the Trust Estate or any part thereof, except as hereinbefore expressly permitted; or (x) any Beneficiary to be deprived of the lien hereby created on the rights, title, interest, privileges, revenues, moneys and securities pledged hereunder; or (xi) the modification of any of the provisions of this Section 8.02; or (xii) the modification of any provision of a Supplemental Indenture which states that it may not be modified without the consent of the Holders of Notes issued pursuant thereto or any Notes of the same class or any Beneficiary that has provided a Credit Enhancement Facility or Swap Agreement of such class.

     For purposes of this Indenture, Notes are deemed "affected" by an amendment if such amendment adversely affects or diminishes the rights of the Holders thereof to be assured of the payment of principal of, premium, if any, and interest on and any Carry-Over Amount (and accrued interest thereon) with respect to such Notes, taking into account the priorities between classes of Notes theretofore prescribed hereby. The Trustee may in its discretion determine whether any Notes would be affected by any amendment and any such determination shall be conclusive upon the Holders of all Notes, whether theretofore or thereafter authenticated and delivered under this Indenture. The Trustee shall not be liable for any such determination made in good faith.

     If at any time the Issuer shall request the Trustee to enter into any such Supplemental Indenture for any of the purposes of this Section 8.02, the Trustee shall, upon being satisfactorily indemnified with respect to expenses, cause notice of the proposed execution of such Supplemental Indenture to be mailed to each Holder of an Outstanding Note in accordance with the provisions of Section
10.04 hereof and to each Other Beneficiary. Such notice shall briefly set forth the nature of the proposed Supplemental Indenture and shall state that copies thereof are on file at the Principal Office of the Trustee for inspection by all Beneficiaries. The Trustee shall not, however, be subject to any liability to any Noteholder or any Other Beneficiary by reason of its failure to mail such notice, and any such failure shall not affect the validity of such Supplemental Indenture when consented to and approved as provided in this Section 8.02. If, at the time of the execution of any such Supplemental Indenture, the Holders of Notes and each other Beneficiary shall have consented to and approved the execution thereof as herein provided, no Beneficiary shall have any right to object to any of the terms and provisions contained therein, or the operation thereof, or in any manner to question the propriety of the execution thereof, or to enjoin or restrain the Trustee or the Issuer from executing the same or from taking any action pursuant to the provisions thereof. Upon the execution of any such Supplemental Indenture as in this Section 8.02 permitted and provided this Indenture shall be and be deemed to be modified and amended in accordance therewith.

     SECTION 8.03. RIGHTS OF TRUSTEE. If, in the opinion of the Trustee, any Supplemental Indenture provided for in this Article VIII adversely affects the rights, duties or immunities of the Trustee under this Indenture or otherwise, the Trustee may, in its discretion, decline to execute such Supplemental Indenture. The Trustee shall be entitled to receive, and shall be fully protected in relying upon, an opinion of its Counsel as conclusive evidence that any such Supplemental Indenture conforms to the requirements of this Indenture.

     SECTION 8.04. NOTICE OF DEFAULTS. Within 90 days after the occurrence of any default hereunder with respect to the Notes, the Trustee shall transmit in the manner and to the extent provided in TIA Section 313(c), notice of such default hereunder to which a Responsible Officer of the Trustee has actual knowledge or is in receipt of a written notice thereof in accordance with the terms of this Indenture, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest with respect to any Note, or in the payment of any sinking fund installment with respect to the Notes, the Trustee shall be protected in withholding such notice if and so long as an authorized officer of the Trustee in good faith determines that the withholding of such notice is in the interest of the Noteholders. For the purpose of this
Section 8.04, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to the Notes.

     SECTION 8.05. CONFORMITY WITH THE TRUST INDENTURE ACT. Every Supplemental Indenture executed pursuant to this Article VIII shall conform to the requirements of the TIA as then in effect.

     SECTION 8.06. CONSENT OF TENDER AGENTS. So long as any Tender Agent Agreement is in effect, (a) no Supplemental Indenture which materially adversely affects the rights, duties or immunities of the Tender Agent created by this Indenture or the Tender Agent Agreement (including, if applicable, such duties and obligations as Note Registrar and Authenticating Agent hereunder) shall become effective unless and until delivery to the Trustee of a written consent of the Tender Agent to such Supplemental Indenture; and (b) the Trustee shall promptly furnish to the Tender Agent a copy of each Supplemental Indenture.

     SECTION 8.07. CONSENT OF REMARKETING AGENTS. So long as any Remarketing Agreement is in effect, (a) no Supplemental Indenture which materially adversely affects the rights, duties or immunities of the Remarketing Agent created by this Indenture or the Remarketing Agreement shall become effective unless and until delivery to the Trustee of a written consent of the Remarketing Agent to such Supplemental Indenture; and (b) the Trustee shall promptly furnish to the Remarketing Agent a copy of each Supplemental Indenture.

     SECTION 8.08. CONSENT OF AUCTION AGENTS. So long as any Auction Agent Agreement is in effect, (a) no Supplemental Indenture which materially adversely affects the rights, duties or immunities of the Auction Agent created by this Indenture or the Auction Agent Agreement shall become effective unless and until delivery to the Trustee of a written consent of the Auction Agent to such Supplemental Indenture; and (b) the Trustee shall promptly furnish to the Auction Agent a copy of each Supplemental Indenture.

     SECTION 8.09. CONSENT OF BROKER-DEALERS. So long as any Broker-Dealer Agreement is in effect, (a) no Supplemental Indenture which materially adversely affects the rights, duties or immunities of the Broker-Dealer created by this Indenture or the Broker-Dealer Agreement shall become effective unless and until delivery to the Trustee of a written consent of the Broker-Dealer to such Supplemental Indenture; and (b) the Trustee shall promptly furnish to the Broker-Dealer a copy of each Supplemental Indenture.

     SECTION 8.10. CONSENT OF MARKET AGENTS. So long as any Market Agent Agreement is in effect, (a) no Supplemental Indenture which materially adversely affects the rights, duties or immunities of the Market Agent created by this Indenture or the Market Agent Agreement shall become effective unless and until delivery to the Trustee of a written consent of the Market Agent to such Supplemental Indenture; and (b) the Trustee shall promptly furnish to the Market Agent a copy of each Supplemental Indenture.

                                   ARTICLE IX

              DEFEASANCE; MONEYS HELD FOR PAYMENT OF DEFEASED NOTES

     SECTION 9.01. DISCHARGE OF LIENS AND PLEDGES; NOTES NO LONGER OUTSTANDING AND DEEMED TO BE PAID HEREUNDER. The obligations of the Issuer under this Indenture, and the liens, pledges, charges, trusts, covenants and agreements of the Issuer herein made or provided for, shall be fully discharged and satisfied as to any Note and such Note shall no longer be deemed to be Outstanding hereunder:

          (a) when such Note shall have been canceled, or shall have been purchased by the Trustee from moneys held by it under this Indenture; or

          (b) as to any Note not canceled or so purchased, when payment of the principal of and the applicable prepayment premium, if any, on such Note, plus interest on such principal to the due date thereof (whether such due date be by reason of Stated Maturity or upon prepayment, or otherwise); either (i) shall have been made or caused to be made in accordance with the terms hereof; or (ii) shall have been provided for by irrevocably depositing with the Trustee and irrevocably appropriating and setting aside exclusively for such payment; (A) moneys sufficient to make such payment; or (B) Government Obligations maturing as to principal and interest in such amount and at such times as will ensure the availability of sufficient moneys to make such payment, and all necessary and proper fees, compensation and expenses of the Trustee, any Remarketing Agents, any Tender Agents, any Auction Agents, any Market Agents, any Broker-Dealers, any Authenticating Agents, the Note Registrar and any Paying Agents pertaining to the Note with respect to which such deposit is made shall have been paid or the payment thereof provided for to the satisfaction of the Trustee, said Remarketing Agents, said Tender Agents, said Auction Agents, said Market Agents, said Broker-Dealers, said Authenticating Agents, said Note Registrar and said Paying Agents.

     Any deposit under the preceding clause (ii) shall be accompanied by an Issuer Certificate certifying that the moneys and Government Obligations so appropriated and set aside are sufficient, and will mature as needed, to pay the principal, premium, if any, and interest due on the Note with respect to which such deposit has been made on the Stated Maturity or Prepayment Date thereof and on each Interest Payment Date on and prior to such Stated Maturity or Prepayment Date. At such time as a Note shall be deemed to be no longer Outstanding hereunder, as aforesaid, such Note shall cease to draw interest from the due date thereof (whether such due date be by reason of Stated Maturity, or upon prepayment or by declaration as aforesaid, or otherwise) and, except for the purposes of any such payment from such moneys or Investment Securities, shall no longer be secured by or entitled to the benefits of this Indenture.

     Notwithstanding the foregoing, (a) in the case of Notes which by their terms may be prepaid prior to their Stated Maturities, no deposit under clause
(ii) of subparagraph (b) above shall constitute such payment, discharge and satisfaction as aforesaid, as to all such Notes which are to be paid prior to their respective Stated Maturities, until proper notice of such prepayment shall have been previously given in accordance with Section 3.04 hereof or provision satisfactory to the Trustee shall have been irrevocably made for the giving of such notice, and (b) in the case of Notes which may be required to be purchased on a Tender Date, no deposit under clause (ii)(B) of subparagraph (b) above shall constitute such payment, discharge and satisfaction as aforesaid.

     Any such moneys so deposited with the Trustee as provided in this Section
9.01 may at the direction of the Issuer also be invested and reinvested in Government Obligations maturing in the amounts and time as hereinbefore set forth, and all income from all Government Obligations in the hands of the Trustee pursuant to this Section 9.01 which is not required for the payment of the Notes and interest and premium thereon with respect to which such moneys shall have been so deposited shall (a) if any Notes are then Outstanding, be deposited in the Collection Fund as and when realized and collected, for use and application as are other moneys credited to such Fund and (b) if no Notes are then Outstanding and no amounts are owed to any Other Beneficiaries hereunder, be paid to the Issuer.

     Notwithstanding the satisfaction and discharge of this Indenture with respect to any Note, the right to transfer and exchange such Note pursuant to
Section 2.07, and any rights to have such Note purchased on a Tender Date, shall survive.

     Notwithstanding any provision of any other Section of this Indenture which may be contrary to the provisions of this Section 9.01, all moneys or Investment Securities set aside and held in trust pursuant to the provisions of this
Section 9.01 for the payment of the principal of, premium, if any, and interest on Notes shall be applied to and used solely for the payment of the principal of, premium, if any, and interest on the particular Note with respect to which such moneys and Investment Securities have been so set aside in trust.

     Anything in Article VIII hereof to the contrary notwithstanding, if moneys or Government Obligations have been deposited or set aside with the Trustee pursuant to this Section 9.01 for the payment of Notes and such Notes shall be deemed to have been paid and to be no longer Outstanding hereunder as provided in this Section 9.01, but such Notes shall not have in fact been actually paid in full, no amendment to the provisions of this Article IX shall be made without the consent of the Holder of each Note affected thereby.

     The Issuer may at any time cause to be canceled any Notes previously executed and delivered, which the Issuer may have acquired in any manner whatever, and such Notes upon such surrender for cancellation shall be deemed to be paid and no longer Outstanding hereunder.

     The obligations of the Issuer under this Indenture, and the liens, pledges, charges, trusts, covenants and agreements of the Issuer herein made or provided for, shall be fully discharged and satisfied as to any Credit Enhancement Facility or Swap Agreement in the manner and with the effect provided in the Supplemental Indenture providing for such Credit Enhancement Facility or Swap Agreement.

     Notwithstanding the foregoing provisions of this Section 9.01, no Note shall be defeased hereunder if, after giving effect to the defeasance, the requirements in Section 3.02 hereof are not met on the date such Note is to be defeased, treating, for purposes of said Section 3.02, any Note that is to be defeased as being prepaid on the date it is to be defeased at an assumed Prepayment Price equal to the Principal Amount thereof with interest accrued thereon to the date of defeasance, plus, if the Note is to be prepaid under this
Section 9.01 at a Prepayment Price greater than the Principal Amount thereof, a premium equal to the amount by which the Prepayment Price exceeds such Principal Amount.

     SECTION 9.02. NOTES NOT PRESENTED FOR PAYMENT WHEN DUE; MONEYS HELD FOR THE NOTES AFTER DUE DATE OF NOTES. Subject to the provisions of the next sentence of this paragraph, if any Note shall not be presented for payment when the principal thereof shall become due, whether at Stated Maturity, at the date fixed for redemption in full or otherwise, and if moneys or Investment Securities described in subdivision (a) of the definition thereof in Section
1.01 hereof shall at such due date be held by the Trustee, or a Paying Agent therefor, in trust for that purpose sufficient and available to pay the principal of and premium, if any, on such Note, together with all interest due on such principal to the due date thereof or to the date fixed for redemption thereof, all liability of the Issuer for such payment shall forthwith cease, determine and be completely discharged, and thereupon it shall be the duty of the Trustee, or such Paying Agent, to hold said moneys or Investment Securities without liability to the Holder of such Note for interest thereon, in trust for the benefit of the Holder of such Note, who thereafter shall be restricted exclusively to said moneys or Investment Securities for any claim of whatever nature on his, her or its part on or with respect to said Note, including any claim for the payment thereof. In the event any such moneys or Investment Securities, or any other moneys or Investment Securities with respect to interest due and payable on any Note prior to the Maturity thereof, held by the Trustee or any Paying Agent for the Holders of such Notes remain unclaimed as of
(a) 55 days after the principal of or interest on the respective Notes with respect to which such moneys or Investment Securities have been so set aside has become due and payable (whether at Stated Maturity, redemption or otherwise), the Trustee shall, within five days thereafter, give notice thereof to the Holders of such Notes in the same manner as a notice of redemption given in accordance with Section 3.04 hereof; and (b) two years after the principal of or interest on such Notes has become due and payable as aforesaid, the Trustee or such Paying Agent, as the case may be, shall, without further request by the Issuer, pay such moneys and Investment Securities, to the extent permitted by law, to the Issuer against a written receipt therefor, and otherwise hold or dispose of such moneys and Investment Securities as required by law; provided that, if applicable law requires the Trustee or any Paying Agent to dispose of any such moneys or Investment Securities prior to the end of the period described in the preceding clause (b), disposition of such moneys and Investment Securities shall be made at the time and otherwise in accordance with such law.

                                   ARTICLE X

                                  MISCELLANEOUS

     SECTION 10.01. CONSENT, ETC., OF NOTEHOLDERS. Any consent, request, direction, approval, objection or other instrument required by this Indenture to be signed and executed by Noteholders may be in any number of writings of similar tenor and may be signed or executed by such Noteholders in person or by agent appointed in writing. Proof of the execution of any such consent, request, direction, approval, objection or other instrument or of the writing appointing any such agent and of the ownership of Notes, if made in the following manner, shall be sufficient for any of the purposes of this Indenture, and shall be conclusive in favor of the Issuer, any Paying Agent, any Remarketing Agent, any Tender Agent, any Auction Agent, any Market Agent, any Broker-Dealer or the Trustee with regard to any action taken by it under such consent, request, direction, approval, objection or other instrument, namely:

          (a) The fact and date of the execution by any person of any such writing may be proved by the certificate of any officer in any jurisdiction who by law has power to take acknowledgements within such jurisdiction that the person signing such writing acknowledged before him the execution thereof, or by an affidavit of any witness to such execution.

          (b) The fact of ownership of Notes, the numbers and other identification of such Notes, and the date of holding the same shall be proved by the Note Register.

     SECTION 10.02. LIMITATION OF RIGHTS. With the exception of rights herein conferred, nothing expressed or mentioned in or to be implied from this Indenture or the Notes is intended or shall be construed to give to any Person other than the parties hereto, any Authenticating Agent, each Paying Agent, each Remarketing Agent, each Tender Agent, each Auction Agent, each Market Agent, each Broker-Dealer and the Beneficiaries, any legal or equitable right, remedy, or claim under or in respect to this Indenture or any covenants, conditions and provisions herein contained; this Indenture and all of the covenants, conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of the parties hereto, any Authenticating Agent, each Paying Agent, each Remarketing Agent, each Tender Agent, each Auction Agent, each Market Agent, each Broker-Dealer and the Beneficiaries as herein provided.

     SECTION 10.03. SEVERABILITY. If any provision of this Indenture shall be held or deemed to be or shall, in fact, be inoperative or unenforceable as applied in any particular case in any jurisdiction or jurisdictions or in all jurisdictions or in all cases because it conflicts with any provisions of any constitution or statute or rule of public policy, or for any other reason, such circumstances shall not have the effect of rendering the provision in question inoperative or unenforceable in any other case or circumstance, or of rendering any other provision or provisions herein contained invalid, inoperative, or unenforceable to any extent whatever.

     The invalidity of any one or more phrases, sentences, clauses or paragraphs in this Indenture contained shall not affect the remaining portions of this Indenture or part thereof.

     SECTION 10.04. NOTICES.

          (a) All notices, certificates or other communications hereunder shall be sufficiently given and shall be deemed given when mailed by certified mail, postage prepaid, with proper address as indicated below or, as to Other Beneficiaries, to a proper address specified in or pursuant to a Supplemental Indenture. The Issuer, the Trustee and any Rating Agency may, by written notice given by each to the others, designate any other address or addresses to which notices, certificates or other communications to them shall be sent when required as contemplated by this Indenture. Until otherwise provided by the respective parties, all notices, certificates and communications to each of them shall be addressed as follows:

          To the Issuer:      College Loan Corporation Trust I
                              c/o Wilmington Trust Company, as Delaware
                              Trustee
                              Rodney Square North
                              1100 North Market Street
                              Wilmington, Delaware  19890-0001
                              Attention: Corporate Trust Administration

          with a copy to the General Counsel at the same address and a copy to the Sponsor at the address below.

          To the Eligible
          Lender Trustee:     Deutsche Bank Trust Company Americas
                              60 Wall Street
                              MS NYC 03-0918
                              New York, NY 10005
                              Attention: Corporate Trust & Agency Services

          with a copy to:     Deutsche Bank Trust Company Americas
                              280 Park Avenue
                              New York, NY 10005
                              Attention:  Corporate Trust & Agency Services

          To the Trustee:     Deutsche Bank Trust Company Americas
                              60 Wall Street
                              MS NYC 03-0918
                              New York, NY 10017
                              Attention: Corporate Trust & Agency Services

          with a copy to:     Deutsche Bank Trust Company Americas
                              280 Park Avenue
                              New York, NY 10017
                              Attention:  Corporate Trust & Agency Services


          To the
          Delaware Trustee:   Wilmington Trust Company
                              Rodney Square North
                              1100 North Market Street
                              Wilmington, Delaware  19890-0001
                              Attention: Corporate Trust Administration

          To the Sponsor:     College Loan LLC
                              W. Bernardo Drive, Suite 270
                              San Diego, California  92127
                              Attention: Cary Katz

          To S&P:             Standard & Poor's, a division of The
                              McGraw-Hill Companies, Inc.
                              55 Water Street
                              New York, New York  10041
                              Attention: Asset-Backed Surveillance Group

          To Moody's:         Moody's Investors Service, Inc.
                              99 Church Street
                              4th Floor
                              New York, New York  10007
                              Attention: Structured Finance Group

          (b) Except as is otherwise provided in this Indenture, any provision in this Indenture for the mailing of notice or other instrument to Holders of Notes shall be fully complied with if it is mailed by first-class mail, postage prepaid, to each Holder of Notes outstanding at the address appearing on the Note Register.

     SECTION 10.05. COUNTERPARTS. This Indenture may be simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

     SECTION 10.06. INDENTURE CONSTITUTES A SECURITY AGREEMENT. An executed counterpart or certified copy of this Indenture delivered to and accepted by the Trustee shall constitute a security agreement pursuant to and for all purposes of the Uniform Commercial Code of the State of New York and of any other state or jurisdiction.

     SECTION 10.07. PAYMENTS DUE ON NON-BUSINESS DAYS. Except as may be otherwise provided in a Supplemental Indenture, in any case where the principal of, premium, if any, or interest on the Notes or amounts due to any Beneficiary shall be due on a day other than a Business Day, then payment of such principal, premium and interest may be made on the next succeeding Business Day with the same force and effect as if made on the date due and no interest shall accrue for the intervening period.

     SECTION 10.08. NOTICES TO RATING AGENCIES. So long as any Outstanding Notes are rated by a Rating Agency, the Trustee agrees to give the Rating Agency prompt written notice of the appointment of any successor Trustee and copies of any notices given pursuant to Articles VI or VII hereof.

     SECTION 10.09. GOVERNING LAW. This Indenture shall be governed by and be construed in accordance with the laws of the State of New York without giving effect to the conflicts-of-laws principles thereof. This Indenture is subject to the provisions of the TIA that are required to be part of this Indenture and shall, to the extent applicable, be governed by such provisions.

     SECTION 10.10. RIGHTS OF OTHER BENEFICIARIES. All rights of any Other Beneficiary under this Indenture to consent to or direct certain remedies, waivers, actions and amendments hereunder shall cease for so long as such Other Beneficiary is in default of any of its obligations or agreements under the Swap Agreement or the Credit Enhancement Facility by reason of which such Person is an Other Beneficiary.

     SECTION 10.11. SUBCONTRACTING BY ISSUER. The Issuer may contract with other Persons to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Trustee in an Issuer Certificate shall be deemed to be action taken by the Issuer.

     SECTION 10.12. ROLE OF ELIGIBLE LENDER TRUSTEE. The Eligible Lender Trustee has entered into this Indenture for the sole purpose of pledging, hypothecating, assigning and granting a security interest in its right, title and interest in the Financed Student Loans and related documentation and contracts, all as provided in the Granting Clauses and Sections 5.07 and 5.15 hereof. The Eligible Lender Trustee shall have no responsibility or liability for the payment of the Note or the performance of any other obligation of the Issuer hereunder, except to the extent of such pledge, hypothecation, assignment and grant.

     SECTION 10.13. LIMITATION OF LIABILITY. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally but solely as Delaware Trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it; (b) each of the representations, undertakings and agreement herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose of binding only the Issuer; (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto; and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligations, representation, warranty or covenant made or undertaken by the Issuer under this Indenture or any other related document.

                                   ARTICLE XI

                             REPORTING REQUIREMENTS

     SECTION 11.01. ANNUAL STATEMENT AS TO COMPLIANCE. The Issuer will cause each Servicer to deliver to the Issuer Administrator, each Rating Agency and the Trustee, on or before March 15 of each year, beginning with March 15, 2004, a certificate dated as of December 31 of the preceding year stating that (a) a review of the activities of the applicable Servicer during the preceding calendar year (or, in the case of the first such certificate, during the period from the Closing Date to December 31, 2003) and of its performance under the applicable Servicing Agreement has been made under the supervision of the officer signing such certificate; and (b) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all its obligations under the applicable Servicing Agreement throughout such year, or, there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and statue thereof.

     SECTION 11.02. ANNUAL INDEPENDENT PUBLIC ACCOUNTANTS' SERVICING REPORT. Within 75 days of the end of each Servicer's regular fiscal-year or calendar-year audit period, the Issuer shall cause each Servicer, at its expense, to cause a firm of independent public accountants to furnish a statement to each Rating Agency, the Issuer Administrator and the Trustee to the effect that such firm has examined certain documents and records relating to the servicing of the Financed Student Loans (during the preceding year) in compliance with the standards for Compliance Audits Attestation Engagements for Lenders and Lender Servicers Participating in the Federal Family Education Loan Program and that, on the basis of such examination, such servicing has been conducted in compliance with such servicing agreements except for such significant exceptions or errors in records that, in the opinion of such firm, requires it to report and which are set forth in such report.

     SECTION 11.03. ISSUER ADMINISTRATOR'S CERTIFICATE. Each month, not later than the fifteenth day of each month, the Issuer shall cause the Issuer Administrator to deliver to the Trustee, an Officer's Certificate certifying to the accuracy of the monthly statement contemplated by Section 11.04.

     SECTION 11.04. STATEMENTS TO NOTEHOLDERS. On or before the fifteenth day of each month, the Issuer shall provide or cause to be provided to the Trustee (with a copy to the Rating Agencies), a statement setting forth information with respect to the Notes and Financed Student Loans as of the end of the preceding month, the following to the extent applicable:

          (a) the amount of payments with respect to each series of Notes paid with respect to principal during the preceding month;

          (b) the amount of payments with respect to each series of Notes paid with respect to interest during the preceding month;

          (c) the amount of the payments allocable to any interest that was carried over together with the amount of any remaining outstanding interest that was carried over;

          (d) the principal balance of Financed Student Loans as of the close of business on the last day of the preceding month;

          (e) the aggregate outstanding principal amount of the Notes of each series as of the close of business on the last day of the preceding month, after giving effect to payments allocated to principal reported under paragraph (a) above;

          (f) the interest rate for any series of variable rate Notes, indicating how such interest rate is calculated;

          (g) the amount of the servicing fees allocated to the Servicers as of the close of business on the last day of the preceding month;

          (h) the amount of the Administration Fee, any auction agent fees, market agent fees, calculation agent fees, broker-dealer fees, if any, fees paid to the Delaware Trustee, the Trustee and the Eligible Lender Trustee, all allocated as of the close of business on the last day of the preceding month;

          (i) the amount of principal and interest received during the preceding month relating to Financed Student Loans;

          (j) the amount of the payment attributable to amounts in the Reserve Fund, the amount of any other withdrawals from the Reserve Fund and the balance of the Reserve Fund as of the close of business on the last day of the preceding month;

          (k) the portion, if any, of the payments attributable to amounts on deposit in the Acquisition Fund;

          (l) the aggregate amount, if any, paid by the Trustee to acquire Student Loans from amounts on deposit in the Acquisition Fund during the preceding month;

          (m) the amount remaining in the Acquisition Fund that has not been used to acquire Student Loans and is being transferred to the Debt Service Fund;

          (n) the aggregate amount, if any, paid for Financed Student Loans purchased from the Trust during the preceding month;

          (o) the number and principal amount of Financed Student Loans, as of the close of business on the last day of the preceding month, that are (i) 0 to 30 days delinquent, (ii) 31 to 60 days delinquent, (iii) 61 to 90 days delinquent, (iv) 91 to 120 days delinquent, (v) greater than 120 days delinquent and (vi) for which claims have been filed with the appropriate Guarantee Agency and which are awaiting payment;

          (p) the Value of the Trust Estate and the Outstanding principal amount of the Notes as of the close of business on the last day of the preceding month; and

          (q) the number and percentage by dollar amount of (i) rejected federal reimbursement claims for Financed Student Loans, (ii) Financed Student Loans in forbearance, and (iii) Financed Student Loans in deferment.

     Each amount set forth pursuant to paragraph (b) and (c) above shall be expressed as a dollar amount per authorized denomination of a Note. A copy of the statements referred to above may be obtained by any Noteholder by a written request to the Trustee, addressed to its Principal Office.


     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, as of the day and year first above written.

                              COLLEGE LOAN CORPORATION TRUST I

                              By    Wilmington Trust Company, not in its
                                    individual capacity but solely as Delaware
                                    Trustee


                              By__________________________________
                              Name________________________________
                              Title__________________________________


                              DEUTSCHE BANK TRUST COMPANY AMERICAS, as Eligible Lender Trustee


                              By__________________________________
                              Name________________________________
                              Title_________________________________

                              DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee


                              By__________________________________
                              Name________________________________
                              Title_________________________________

                                   EXHIBIT A

                      ELIGIBLE LOAN ACQUISITION CERTIFICATE

                              ADDRESSED TO TRUSTEE

     This Eligible Loan Acquisition Certificate is submitted pursuant to the provisions of Section 4.02 of the Amended and Restated Indenture of Trust, dated as of ________ __, 2003 (as amended and supplemented from time to time in accordance with its terms, the "Indenture"), from College Loan Corporation Trust I (the "Issuer") and Deutsche Bank Trust Company Americas, as eligible lender trustee, to Deutsche Bank Trust Company Americas, as indenture trustee. All capitalized terms used in this Certificate and not otherwise defined herein shall have the respective meanings given to such terms in the Indenture. In your capacity as Trustee, you are hereby authorized and requested to disburse (i) to the Lender(s) identified in the schedule attached hereto (the "Student Loan Acquisition Schedule") the amount(s) specified in such Schedule from the Acquisition Fund (or, in the case of an exchange pursuant to Section 4.02 of the Indenture, the Student Loans listed in Annex 1 hereto) for the acquisition of Eligible Loans, and any related Add-On Loan; and (ii) to the Lender(s), the amount of Premium set forth in such Schedule. With respect to the Eligible Loans so to be acquired, the Issuer hereby certifies as follows:

          (a) The Eligible Loans to be acquired are those specified in the Student Loan Acquisition Schedule (the "Acquired Eligible Loans").

          (b) The amount to be disbursed pursuant to this Certificate does not exceed the amount permitted under the provisions of Section 4.02 of the Indenture.

          (c) Each Acquired Eligible Loan is an Eligible Loan authorized so to be acquired by the Indenture.

          (d) You have been previously, or are herewith, provided with the following items:

               (i) with respect to each Acquired Eligible Loans, a copy of the Guarantee Agreement relating thereto; and

               (ii) instruments duly assigning the Acquired Eligible Loans to the Issuer or the Eligible Lender Trustee.

          (e) The Issuer is not, on the date hereof, in default under the Indenture or any other agreement relating to the Acquired Eligible Loans. The Issuer is not aware of any default existing on the date hereof under any of the other documents referred to in paragraph (d) hereof.

          (f) All of the conditions specified in the Indenture for the acquisition of the Acquired Eligible Loans and the disbursement hereby authorized and requested have been satisfied.

          (g) The undersigned is authorized to sign and submit this Certificate on behalf of the Issuer.

     Witness my hand this ____ day of _____________, ______.

                                  COLLEGE LOAN CORPORATION TRUST I

                                  By     Issuer Administrator


                                  By__________________________________
                                  Name_________________________________
                                  Title__________________________________

                                    EXHIBIT B

                     ACQUISITION ACCOUNT DEPOSIT CERTIFICATE

     This Acquisition Account Deposit Certificate is submitted pursuant to the provisions of Section 4.02 of the Amended and Restated Indenture of Trust, dated as of ______ __, 2003 (as amended and supplemented from time to time in accordance with its terms, the "Indenture"), from College Loan Corporation Trust I (the "Issuer") and Deutsche Bank Trust Company Americas, as eligible lender trustee, to Deutsche Bank Trust Company Americas, as indenture trustee (the "Trustee"). All capitalized terms used in this Certificate and not otherwise defined herein shall have the respective meanings given to such terms in the Indenture. In your capacity as Trustee, you are hereby authorized and requested to transfer $___________ of moneys in the Acquisition Fund to the Account of the Acquisition Fund established pursuant to the Custodial Account Agreement, dated as of __________ 1, ____, among the Issuer, the Trustee, College Loan Corporation and _____________________ (the "Servicer"). Upon receipt of an Origination Loan Certificate (as defined in the Indenture), in your capacity as Trustee, you are authorized to College Loan Corporation, or its agent (which may be the Servicer), for the acquisition of one or more of the Eligible Loans identified in the schedule attached hereto (the "Student Loan Acquisition Schedule") the amount(s) specified in such Student Loan Acquisition Schedule from the Account of the Acquisition Fund established pursuant to the Acquisition Account Agreement for the acquisition of Eligible Loans identified in such Origination Loan Certificate. With respect to the Eligible Loans so to be acquired, the Issuer hereby certifies as follows:

          (a) The Eligible Loans to be acquired are one or more of those specified in the Student Loan Acquisition Schedule (the "Acquired Eligible Loans").

          (b) The amounts to be disbursed pursuant to this Certificate do not exceed the amounts permitted under the provisions of Section 4.02 of the Indenture.

          (c) Each Acquired Eligible Loan is an Eligible Loan authorized so to be acquired by the Indenture.

          (d) You have been previously, or are herewith, provided with the following item:

               (i) a copy of the Guarantee Agreement relating thereto.

          (e) Pursuant to the Origination Loan Certificate, you will be provided with instruments duly assigning the Acquired Eligible Loans to the Issuer or the Eligible Lender Trustee and evidence that all documentation relating to the Eligible Loan has been delivered to the Servicer.

          (f) The Issuer is not, on the date hereof, in default under the Indenture or any other agreement relating to the Acquired Eligible Loans. The Issuer is not aware of any default existing on the date hereof under any of the other documents referred to in paragraph (d) hereof.

          (g) All of the conditions specified in the resolution relating to the Acquired Eligible Loans and the Indenture for the acquisition of the Acquired Eligible Loans and the disbursement hereby authorized and requested have been satisfied.

          (h) The undersigned is authorized to sign and submit this Certificate on behalf of the Issuer.

     Witness my hand this ____ day of _____________, ______.

                                        COLLEGE LOAN CORPORATION TRUST I

                                        By   Issuer Administrator


                                        By__________________________________
                                        Name________________________________
                                        Title__________________________________

                                    EXHIBIT C

                          ORIGINATION LOAN CERTIFICATE

     This Origination Loan Certificate is submitted pursuant to the provisions of Section 4.02 of the Amended and Restated Indenture of Trust, dated as of ______ __, 2003 (as amended and supplemented from time to time in accordance with its terms, the "Indenture"), from College Loan Corporation Trust I (the "Issuer") and Deutsche Bank Trust Company Americas, as eligible lender trustee, to Deutsche Bank Trust Company Americas, as indenture trustee (the "Trustee"). All capitalized terms used in this Certificate and not otherwise defined herein shall have the respective meanings given to such terms in the Indenture. Pursuant to the Section 4.02 of the Indenture, the Account Acquisition Deposit Certificate, dated __________ __, ___ (the "Origination Certificate"), and the terms and provisions of the Acquisition Account Agreement, dated as of ___________ 1, ____ (the "Acquisition Agreement"), among the Issuer, the Trustee, College Loan Corporation and _____________________ (the "Servicer"), in your capacity as Trustee, you are hereby requested to disburse to the College Loan Corporation, or its designee, an amount equal to $__________, representing the purchase price of the Eligible Loans identified in the schedule attached hereto (the "Supplemental Schedule"), which Eligible Loans have been authorized to be acquired pursuant to the Student Loan Acquisition Schedule attached to the Account Acquisition Deposit Certificate. With respect to the Eligible Loans so to be acquired, the Issuer, or its agent, hereby certifies as follows:

          (a) The Eligible Loans to be acquired are those specified in the Supplemental Schedule (the "Acquired Eligible Loans").

          (b) The Acquired Eligible Loans have been authorized to be acquired by the Issuer pursuant to the Origination Certificate.

          (c) The amount disbursed pursuant to this Certificate does not exceed the amount permitted under the provisions of the Acquisition Agreement.

          (d) You have been previously, or are herewith, provided with instruments duly assigning the Acquired Eligible Loans to the Issuer or the Eligible Lender Trustee and all documentation relating to the Eligible Loan has been delivered to the Servicer.

          (e) The undersigned is authorized to sign and submit this Certificate on behalf of the Sponsor.

     Witness my hand this ____ day of _____________, ______.

                                       COLLEGE LOAN CORPORATION TRUST I
                                       By   Issuer Administrator


                                       By__________________________________
                                       Name________________________________
                                       Title__________________________________

                                    EXHIBIT D

                             EXHIBIT D TO INDENTURE

                          ORIGINATION LOAN CERTIFICATE

     This Origination Loan Certificate is submitted pursuant to the provisions of Section 4.02 of the Amended and Restated Indenture of Trust, dated as of _______ __, 2003 (as amended and supplemented from time to time in accordance with its terms, the "Indenture"), from College Loan Corporation Trust I (the "Issuer") and Deutsche Bank Trust Company Americas (formerly Deutsche Bank Trust Company Americas), as eligible lender trustee, to Deutsche Bank Trust Company Americas (formerly Deutsche Bank Trust Company Americas), as indenture trustee (the "Trustee"). All capitalized terms used in this Certificate and not otherwise defined herein shall have the respective meanings given to such terms in the Indenture.

     Pursuant to Section 4.02 of the Indenture, in your capacity as Trustee, you are hereby requested to disburse to __________________, which is a Servicer or other disbursing agent (the "Disbursement Transferee") for the Issuer, an amount equal to $__________, representing the principal amount of Eligible Loans identified in the schedule attached hereto (the "Supplemental Schedule"), which Eligible Loans have been authorized by Issuer to be originated with funds on deposit in the Acquisition Fund pursuant to this Origination Loan Certificate. Such amount shall be transferred to the Disbursement Transferee by transferring such amount to the following account:_____________________, which account the Issuer hereby certifies is a control account, within the meaning of the Uniform Commercial Code, in favor of the Trustee. With respect to the Eligible Loans so to be originated, the Issuer, or its agent, hereby certifies as follows:

     (a) The Eligible Loans to be originated are those specified in the Supplemental Schedule (the "Originated Eligible Loans").

     (b) The Originated Eligible Loans have been authorized to be originated by the Issuer.

     (c) The amount disbursed pursuant to this Certificate does not exceed the amount necessary to originate an equal amount of Eligible Loans.

     (d) The undersigned is authorized to sign and submit this Certificate on behalf of the Issuer.


         Witness my hand this ____ day of _____________, ______.

                                       COLLEGE LOAN CORPORATION TRUST I
                                       By  Issuer Administrator


                                       By__________________________________
                                       Name________________________________
                                       Title__________________________________